                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      AIM CORE ALLOCATION PORTFOLIO SERIES
                                AIM EQUITY FUNDS
                                 AIM FUNDS GROUP
                                AIM GROWTH SERIES
                              AIM INVESTMENT FUNDS
                         AIM INVESTMENT SECURITIES FUNDS
                              AIM TAX-EXEMPT FUNDS
                          SHORT-TERM INVESTMENTS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     (5)  Total fee paid:


          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


          ----------------------------------------------------------------------

     (3)  Filing Party:


          ----------------------------------------------------------------------

     (4)  Date Filed:


          ----------------------------------------------------------------------

   AIM CORE ALLOCATION PORTFOLIO           AIM INVESTMENT FUNDS                AIM TAX-EXEMPT FUNDS
               SERIES                         AIM CHINA FUND              AIM HIGH INCOME MUNICIPAL FUND
               SERIES C                 AIM DEVELOPING MARKETS FUND          AIM TAX-EXEMPT CASH FUND
              SERIES M                  AIM GLOBAL HEALTH CARE FUND       AIM TAX-FREE INTERMEDIATE FUND
                                      AIM INTERNATIONAL TOTAL RETURN
          AIM EQUITY FUNDS                         FUND                    SHORT-TERM INVESTMENTS TRUST
    AIM CAPITAL DEVELOPMENT FUND              AIM JAPAN FUND               GOVERNMENT & AGENCY PORTFOLIO
          AIM CHARTER FUND                 AIM LIBOR ALPHA FUND               GOVERNMENT TAXADVANTAGE
       AIM CONSTELLATION FUND            AIM TRIMARK ENDEAVOR FUND                   PORTFOLIO
    AIM DIVERSIFIED DIVIDEND FUND            AIM TRIMARK FUND                 LIQUID ASSETS PORTFOLIO
   AIM LARGE CAP BASIC VALUE FUND    AIM TRIMARK SMALL COMPANIES FUND          STIC PRIME PORTFOLIO
      AIM LARGE CAP GROWTH FUND                                                 TREASURY PORTFOLIO
                                             AIM GROWTH SERIES
           AIM FUNDS GROUP                 AIM BASIC VALUE FUND           AIM INVESTMENT SECURITIES FUNDS
       AIM BASIC BALANCED FUND       AIM CONSERVATIVE ALLOCATION FUND       AIM GLOBAL REAL ESTATE FUND
   AIM EUROPEAN SMALL COMPANY FUND        AIM GLOBAL EQUITY FUND                AIM HIGH YIELD FUND
        AIM GLOBAL VALUE FUND           AIM GROWTH ALLOCATION FUND                AIM INCOME FUND
   AIM INTERNATIONAL SMALL COMPANY      AIM INCOME ALLOCATION FUND       AIM INTERMEDIATE GOVERNMENT FUND
                FUND                     AIM INDEPENDENCE NOW FUND      AIM LIMITED MATURITY TREASURY FUND
    AIM MID CAP BASIC VALUE FUND        AIM INDEPENDENCE 2010 FUND             AIM MONEY MARKET FUND
       AIM SELECT EQUITY FUND           AIM INDEPENDENCE 2020 FUND            AIM MUNICIPAL BOND FUND
      AIM SMALL CAP EQUITY FUND         AIM INDEPENDENCE 2030 FUND             AIM REAL ESTATE FUND
                                        AIM INDEPENDENCE 2040 FUND           AIM SHORT TERM BOND FUND
                                        AIM INDEPENDENCE 2050 FUND          AIM TOTAL RETURN BOND FUND
                                     AIM INTERNATIONAL ALLOCATION FUND
                                       AIM MID CAP CORE EQUITY FUND
                                       AIM MODERATE ALLOCATION FUND
                                      AIM MODERATE GROWTH ALLOCATION
                                                   FUND
                                        AIM MODERATELY CONSERVATIVE
                                              ALLOCATION FUND
                                         AIM SMALL CAP GROWTH FUND

                                       11 GREENWAY PLAZA, SUITE 100
                                         HOUSTON, TEXAS 77046-1173




                                                               December 28, 2007


Dear Shareholder:


     Each of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt Funds and Short-Term Investments Trust (each, a "Trust") will hold a Special Meeting of Shareholders on February 29, 2008, in Houston, Texas. The purpose of the Meeting is to vote on important proposals affecting the funds listed above (the "Funds"). This package contains important information about the proposals, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.


     The Boards of Trustees (each, a "Board" and together, the "Boards") for the Funds have carefully considered the proposals below, believe that they are in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     The Boards are requesting that you:

          1. Elect 13 trustees to the Board of Trustees of each Trust, each of whom will serve until his or her successor is elected and qualified.

          2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

          3. Approve an amendment to the Trusts' Agreements and Declarations of Trust that would permit each Board to terminate a Trust, a Fund or a share class without a shareholder vote.

          4. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Sincerely,


-s- Philip A. Taylor                                  -s- Karen Dunn Kelly
                                                      Karen Dunn Kelley
Philip A. Taylor                                      President and Principal Executive Officer,
President and Principal Executive Officer,            Short-Term
AIM Core Allocation Portfolio Series,                 Investments Trust
AIM Equity Funds, AIM Funds Group,
AIM Growth Series, AIM Investment Funds,
AIM Investment Securities Funds and
AIM Tax-Exempt Funds

        AIM CORE ALLOCATION                AIM INVESTMENT FUNDS                AIM TAX-EXEMPT FUNDS
          PORTFOLIO SERIES                    AIM CHINA FUND              AIM HIGH INCOME MUNICIPAL FUND
              SERIES C                  AIM DEVELOPING MARKETS FUND          AIM TAX-EXEMPT CASH FUND
              SERIES M                  AIM GLOBAL HEALTH CARE FUND       AIM TAX-FREE INTERMEDIATE FUND
                                      AIM INTERNATIONAL TOTAL RETURN
          AIM EQUITY FUNDS                         FUND                    SHORT-TERM INVESTMENTS TRUST
    AIM CAPITAL DEVELOPMENT FUND              AIM JAPAN FUND               GOVERNMENT & AGENCY PORTFOLIO
          AIM CHARTER FUND                 AIM LIBOR ALPHA FUND               GOVERNMENT TAXADVANTAGE
       AIM CONSTELLATION FUND            AIM TRIMARK ENDEAVOR FUND                   PORTFOLIO
    AIM DIVERSIFIED DIVIDEND FUND            AIM TRIMARK FUND                 LIQUID ASSETS PORTFOLIO
   AIM LARGE CAP BASIC VALUE FUND    AIM TRIMARK SMALL COMPANIES FUND          STIC PRIME PORTFOLIO
      AIM LARGE CAP GROWTH FUND                                                 TREASURY PORTFOLIO
                                             AIM GROWTH SERIES
           AIM FUNDS GROUP                 AIM BASIC VALUE FUND              AIM INVESTMENT SECURITIES
       AIM BASIC BALANCED FUND       AIM CONSERVATIVE ALLOCATION FUND                  FUNDS
   AIM EUROPEAN SMALL COMPANY FUND        AIM GLOBAL EQUITY FUND            AIM GLOBAL REAL ESTATE FUND
        AIM GLOBAL VALUE FUND           AIM GROWTH ALLOCATION FUND              AIM HIGH YIELD FUND
   AIM INTERNATIONAL SMALL COMPANY      AIM INCOME ALLOCATION FUND                AIM INCOME FUND
                FUND                     AIM INDEPENDENCE NOW FUND       AIM INTERMEDIATE GOVERNMENT FUND
    AIM MID CAP BASIC VALUE FUND        AIM INDEPENDENCE 2010 FUND      AIM LIMITED MATURITY TREASURY FUND
       AIM SELECT EQUITY FUND           AIM INDEPENDENCE 2020 FUND             AIM MONEY MARKET FUND
      AIM SMALL CAP EQUITY FUND         AIM INDEPENDENCE 2030 FUND            AIM MUNICIPAL BOND FUND
                                        AIM INDEPENDENCE 2040 FUND             AIM REAL ESTATE FUND
                                        AIM INDEPENDENCE 2050 FUND           AIM SHORT TERM BOND FUND
                                     AIM INTERNATIONAL ALLOCATION FUND      AIM TOTAL RETURN BOND FUND
                                       AIM MID CAP CORE EQUITY FUND
                                       AIM MODERATE ALLOCATION FUND
                                      AIM MODERATE GROWTH ALLOCATION
                                                   FUND
                                        AIM MODERATELY CONSERVATIVE
                                              ALLOCATION FUND
                                         AIM SMALL CAP GROWTH FUND

                                       11 GREENWAY PLAZA, SUITE 100
                                         HOUSTON, TEXAS 77046-1173



                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

     To the Shareholders of each of the series portfolios of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt Funds and Short-Term Investments Trust (each, a "Fund," and collectively, the "Funds") listed above.

     The Boards of Trustees (each a "Board" and together, the "Boards") for the Funds have carefully considered the proposals below, believe that they are in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     We cordially invite you to attend our Special Meetings of Shareholders to:

          1. Elect 13 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.


          2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.


          3. Approve an amendment to the Trusts' Agreements and Declarations of Trust that would permit each Board to terminate a Trust, a Fund or a share class without a shareholder vote.

          4. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

     Shareholders of record of one or more of the Funds as of the close of business on November 30, 2007, are entitled to notice of, and to vote at, the applicable Special Meetings or any adjournment or postponement of the Special Meetings.


     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THE BOARDS ARE SOLICITING YOUR VOTE ON THE PROPOSALS SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE APPLICABLE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.

                                        -s- John M. Zerr


                                        John M. Zerr
                                        Secretary


December 28, 2007

        AIM CORE ALLOCATION                AIM INVESTMENT FUNDS                AIM TAX-EXEMPT FUNDS
          PORTFOLIO SERIES                    AIM CHINA FUND              AIM HIGH INCOME MUNICIPAL FUND
              SERIES C                  AIM DEVELOPING MARKETS FUND          AIM TAX-EXEMPT CASH FUND
              SERIES M                  AIM GLOBAL HEALTH CARE FUND       AIM TAX-FREE INTERMEDIATE FUND
                                      AIM INTERNATIONAL TOTAL RETURN
          AIM EQUITY FUNDS                         FUND                    SHORT-TERM INVESTMENTS TRUST
    AIM CAPITAL DEVELOPMENT FUND              AIM JAPAN FUND               GOVERNMENT & AGENCY PORTFOLIO
          AIM CHARTER FUND                 AIM LIBOR ALPHA FUND          GOVERNMENT TAXADVANTAGE PORTFOLIO
       AIM CONSTELLATION FUND            AIM TRIMARK ENDEAVOR FUND            LIQUID ASSETS PORTFOLIO
    AIM DIVERSIFIED DIVIDEND FUND            AIM TRIMARK FUND                  STIC PRIME PORTFOLIO
   AIM LARGE CAP BASIC VALUE FUND    AIM TRIMARK SMALL COMPANIES FUND           TREASURY PORTFOLIO
      AIM LARGE CAP GROWTH FUND              AIM GROWTH SERIES
                                           AIM BASIC VALUE FUND              AIM INVESTMENT SECURITIES
           AIM FUNDS GROUP           AIM CONSERVATIVE ALLOCATION FUND                  FUNDS
       AIM BASIC BALANCED FUND            AIM GLOBAL EQUITY FUND            AIM GLOBAL REAL ESTATE FUND
   AIM EUROPEAN SMALL COMPANY FUND      AIM GROWTH ALLOCATION FUND              AIM HIGH YIELD FUND
        AIM GLOBAL VALUE FUND           AIM INCOME ALLOCATION FUND                AIM INCOME FUND
   AIM INTERNATIONAL SMALL COMPANY       AIM INDEPENDENCE NOW FUND       AIM INTERMEDIATE GOVERNMENT FUND
                FUND                    AIM INDEPENDENCE 2010 FUND      AIM LIMITED MATURITY TREASURY FUND
    AIM MID CAP BASIC VALUE FUND        AIM INDEPENDENCE 2020 FUND             AIM MONEY MARKET FUND
       AIM SELECT EQUITY FUND           AIM INDEPENDENCE 2030 FUND            AIM MUNICIPAL BOND FUND
      AIM SMALL CAP EQUITY FUND         AIM INDEPENDENCE 2040 FUND             AIM REAL ESTATE FUND
                                        AIM INDEPENDENCE 2050 FUND           AIM SHORT TERM BOND FUND
                                     AIM INTERNATIONAL ALLOCATION FUND      AIM TOTAL RETURN BOND FUND
                                       AIM MID CAP CORE EQUITY FUND
                                       AIM MODERATE ALLOCATION FUND
                                      AIM MODERATE GROWTH ALLOCATION
                                                   FUND
                                        AIM MODERATELY CONSERVATIVE
                                              ALLOCATION FUND
                                         AIM SMALL CAP GROWTH FUND

                                       11 GREENWAY PLAZA, SUITE 100
                                         HOUSTON, TEXAS 77046-1173



                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

                INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT?

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt Funds and Short-Term Investments Trust (each a "Trust," and together, the "Trusts") listed above (each a "Fund," and together, the "Funds") because the Boards of Trustees (the "Boards") of the Trusts are soliciting your proxy to vote at the Special Meetings of Shareholders and at any adjournments or postponements of the Special Meetings (collectively, the "Special Meetings"). This Proxy Statement provides you information about the business to be conducted at the Special Meetings. You do not need to attend the applicable Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.


     The Trusts intend to mail this Proxy Statement, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about December 28, 2007, to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on November 30, 2007 (the "Record Date"), are entitled to vote their respective shares at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).



     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 959-4246 (for all Trusts other than AIM Core Allocation Portfolio Series) or (800) 349-0953 (for AIM Core Allocation Portfolio Series). We will furnish such report(s) free of charge.

WHEN AND WHERE WILL THE SPECIAL MEETINGS BE HELD?


     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 on February 29, 2008, at 3:00 p.m., Central Time.


WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETINGS?


     Each of the proposals described in this proxy statement is designed to benefit the Funds and their shareholders. In general, the proposals seek to optimize the efficiency, flexibility and transparency of the operations of the Funds and the delivery of investment management services to the Funds, and to streamline the portfolio management operations of A I M Advisors, Inc. ("AIM") and its affiliates.


     The following table summarizes each proposal to be presented at the Special Meetings, the Funds whose shareholders the Boards are soliciting for each proposal and the page number on which the discussion of each proposal begins:

PROPOSAL                                                               AFFECTED FUNDS   PAGE NUMBER
--------                                                               --------------   -----------
1.  To elect trustees................................................     All Funds           4
2.  To approve a new sub-advisory agreement between A I M Advisors,
    Inc. and various affiliated sub-advisers.........................     All Funds          14
3.  To approve an amendment to the Trust's Agreement and Declaration
    of Trust.........................................................     All Funds          22




     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.


HOW DO I VOTE IN PERSON?

     If you do attend a Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before a Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trusts at (800) 952-3502 if you plan to attend a Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend a Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend a Special Meeting or to vote at a Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at a Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of your Trust as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 13 nominees for trustee of your Trust.

     - FOR the approval of a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

     - FOR the approval of an amendment to the Trusts' Agreements and Declarations of Trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meetings.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

     - You may send in another proxy card at a later date, prior to the Shareholder Meetings.

     - If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

     - You may notify the Trusts' Secretary in writing before the Special Meetings that you have revoked your proxy.

     - You may vote in person at the Special Meetings, as set forth above under the heading, "How Do I Vote in Person?".

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 for a particular Trust if shareholders entitled to vote one-third of the issued and outstanding shares of such Trust on the Record Date are present at the Special Meetings in person or by proxy. A quorum will exist for Proposal 2 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meetings in person or by proxy.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposal 1 even if it has not received instructions from you. However, your broker will not be entitled to vote on Proposals 2 and 3 unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2 and 3 are considered non-routine, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

     Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETINGS?

     If a quorum is not present at a Special Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such an adjournment. If a quorum is present but sufficient votes to approve a proposal are not received, a shareholder vote may be taken on other proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other proposals.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     Proposal 1. The affirmative vote of a plurality of votes cast by the shareholders of a Trust is necessary to elect trustees of that Trust at the Special Meetings, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposals 2. Approval of Proposal 2 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposal 2 because approval of Proposal 2 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 3. Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast by shareholders of the applicable Trust at the Special Meetings. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?


     The Trusts have engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meetings. Solicitor's costs for the Funds are currently estimated to be in the aggregate approximately $2,958,000. The Trusts expect to solicit proxies principally by mail, but the Trusts or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trusts' officers will not receive any additional or special compensation for any such solicitation. The Funds and AIM will each pay a portion of the cost of soliciting proxies.


WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETINGS?

     Management is not aware of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the applicable Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

     For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- What Are the Committees of the
Board? -- Governance Committee."

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

     Proposal 1 applies to the shareholders of all Funds.

WHAT IS THE STRUCTURE OF THE BOARD OF TRUSTEES?


     Each Board currently consists of 14 persons. Twelve of the current trustees are "independent," meaning they are not "interested persons" of the Trusts within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Trusts and AIM, each Trust's investment adviser, and/or AIM's indirect parent, Invesco Ltd. ("Invesco").


WHO ARE THE NOMINEES FOR TRUSTEES?

     Each Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of the 11 current independent trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. The Trust's full Board has approved the nomination of the two current interested trustees, as set forth below. Ruth H. Quigley, a current trustee, is retiring effective as of December 31, 2007.

     Each nominee who is a current trustee serves as a trustee of the 16 registered investment companies comprising the mutual funds advised by AIM (the "AIM Funds"). Each nominee who is a current trustee oversees 104 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would continue to oversee a total of 16 registered investment companies currently comprising 104 portfolios.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Boards or, as an alternative, the Boards may keep the position vacant or reduce the number of trustees.


     Information concerning Trustee ownership of Fund shares may be found under the heading "Additional Information-Do Trustees Own Shares of the Funds?" which appears on page 24 herein.


  NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES


                                                                                                               OTHER
NAME AND YEAR           TRUSTEE                                          PRINCIPAL OCCUPATION(S)           TRUSTEESHIP(S)
OF BIRTH                 SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS                  HELD
-------------           -------           ----------------               -----------------------           --------------
Bob R. Baker..........    2005   AIM Core Allocation Portfolio      Retired                            None
  (1936)                         Series
                          2003   AIM Equity Funds
                                 AIM Funds Group
                                 AIM Growth Series
                                 AIM Investment Funds
                                 AIM Investment Securities Funds
                                 AIM Tax-Exempt Funds
                                 Short-Term Investments Trust
Frank S. Bayley.......    2005   AIM Core Allocation Portfolio      Retired                            Badgley Funds, Inc.
  (1939)                         Series                             Formerly: Partner,
                          2001   AIM Equity Funds                   law firm of Baker & McKenzie       (registered
                                 AIM Funds Group                                                       investment company)
                                 AIM Investment Securities Funds                                       (2 portfolios)
                                 AIM Tax-Exempt Funds
                                 Short-Term Investments Trust

                          1985   AIM Growth Series

                          1987   AIM Investment Funds

                                                                                                               OTHER
NAME AND YEAR           TRUSTEE                                          PRINCIPAL OCCUPATION(S)           TRUSTEESHIP(S)
OF BIRTH                 SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS                  HELD
-------------           -------           ----------------               -----------------------           --------------

James T. Bunch........    2005   AIM Core Allocation Portfolio      Founder, Green, Manning & Bunch    None
  (1942)                         Series                             Ltd. (investment banking firm);
                                                                    and
                          2003   AIM Equity Funds                   Director, Policy Studies, Inc.
                                 AIM Funds Group                    and Van Gilder Insurance
                                 AIM Growth Series                  Corporation
                                 AIM Investment Funds
                                 AIM Investment Securities Funds
                                 AIM Tax-Exempt Funds
                                 Short-Term Investments Trust

Bruce L. Crockett.....    2005   AIM Core Allocation Portfolio      Chairman, Crockett Technology      ACE Limited
  (1944)                         Series                             Associates (technology consulting  (insurance
                          1993   AIM Tax-Exempt Funds               company)                           company);
                                 AIM Equity Funds                                                      Captaris, Inc.
                                 Short-Term Investments Trust                                          (unified messaging
                                                                                                       provider)

                          1987   AIM Funds Group

                          2001   AIM Growth Series
                                 AIM Investment Funds

                          1992   AIM Investment Securities Funds

Albert R. Dowden......    2005   AIM Core Allocation Portfolio      Director of a number of public     None
  (1941)                         Series                             and private business
                                                                    corporations, including the Boss
                          2000   AIM Equity Funds                   Group, Ltd. (private investment
                                 AIM Funds Group                    and management), Reich & Tang
                                 AIM Investment Securities Funds    Funds (Chairman) (registered
                                 AIM Tax-Exempt Funds               investment company) (7
                                 Short-Term Investments Trust       portfolios), Daily Income Fund (4
                                                                    portfolios), California Daily Tax
                          2001   AIM Growth Series                  Free Income Fund, Inc.,
                                 AIM Investment Funds               Connecticut Daily Tax Free Income
                                                                    Fund, Inc., New Jersey Daily
                                                                    Municipal Income Fund, Inc.,
                                                                    Annuity and Life Re (Holdings),
                                                                    Ltd. (insurance company), and
                                                                    Homeowners of America Holding
                                                                    Corporation (property casualty
                                                                    company)

                                                                    Formerly: Director, CompuDyne
                                                                    Corporation (provider of products
                                                                    and services to the public
                                                                    security market); Director,
                                                                    President and Chief Executive
                                                                    Officer, Volvo Group North
                                                                    America, Inc.; Senior Vice
                                                                    President, AB Volvo; Director of
                                                                    various affiliated Volvo
                                                                    companies; and Director, Magellan
                                                                    Insurance Company

Jack M. Fields........    2005   AIM Core Allocation Portfolio      Chief Executive Officer, Twenty    Administaff
  (1952)                         Series                             First Century Group, Inc.
                                                                    (government affairs company);
                          1997   AIM Equity Funds                   Owner and Chief Executive
                                 AIM Funds Group                    Officer, Dos Angelos Ranch, L.P.
                                 AIM Investment Securities Funds    (cattle, hunting, corporate
                                 AIM Tax-Exempt Funds               entertainment); and Discovery
                                 Short-Term Investments Trust       Global Education Fund (non-
                                                                    profit)
                          2001   AIM Growth Series
                                 AIM Investment Funds               Formerly: Chief Executive
                                                                    Officer, Texana Timber LP
                                                                    (sustainable forestry company)

Carl Frischling.......    2005   AIM Core Allocation Portfolio      Partner, law firm of Kramer Levin  Director, Reich &
  (1937)                         Series                             Naftalis and Frankel LLP           Tang Funds

                          1988   AIM Equity Funds                                                      (7 portfolios)

                          1993   AIM Funds Group
                                 AIM Tax-Exempt Funds

                          2001   AIM Growth Series
                                 AIM Investment Funds

                          1990   AIM Investment Securities Funds

                          1980   Short-Term Investments Trust

Prema Mathai Davis....    2005   AIM Core Allocation Portfolio      Formerly:  Chief Executive         None
  (1950)                         Series                             Officer, YWCA of the USA

                                                                                                               OTHER
NAME AND YEAR           TRUSTEE                                          PRINCIPAL OCCUPATION(S)           TRUSTEESHIP(S)
OF BIRTH                 SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS                  HELD
-------------           -------           ----------------               -----------------------           --------------

                          1998   AIM Equity Funds
                                 AIM Funds Group
                                 AIM Investment Securities Funds
                                 AIM Tax-Exempt Funds
                                 Short-Term Investments Trust

                          2001   AIM Growth Series
                                 AIM Investment Funds

Lewis F. Pennock......    2005   AIM Core Allocation Portfolio      Partner, law firm of Pennock &     None
  (1942)                         Series                             Cooper
                          1988   AIM Equity Funds
                                 AIM Investment Securities Funds
                          1992   AIM Funds Group

                          2001   AIM Growth Series
                                 AIM Investment Funds

                          1993   AIM Tax-Exempt Funds

                          1981   Short-Term Investments Trust

Larry Soll, Ph.D. ....    2005   AIM Core Allocation Portfolio      Retired                            None
  (1942)                         Series
                          2003   AIM Equity Funds
                                 AIM Funds Group
                                 AIM Growth Series
                                 AIM Investment Funds
                                 AIM Investment Securities Funds
                                 AIM Tax-Exempt Funds
                                 Short-Term Investments Trust

Raymond Stickel, Jr...    2005   AIM Core Allocation Portfolio      Retired                            None
  (1944)                         Series
                                                                    Formerly:  Partner, Deloitte &
                                 AIM Equity Funds                   Touche and Director, Mainstay VP
                                 AIM Funds Group                    Series Funds, Inc. (25
                                 AIM Growth Series                  portfolios)
                                 AIM Investment Funds
                                 AIM Investment Securities Funds
                                 AIM Tax-Exempt Funds
                                 Short-Term Investments Trust

  NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF BIRTH                                                                                             OTHER
AND POSITION(S)          TRUSTEE                                          PRINCIPAL OCCUPATION(S)           TRUSTEESHIP(S)
HELD WITH THE TRUSTS      SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS                  HELD
--------------------     -------           ----------------               -----------------------           --------------
Martin L. Flanagan(1)..    2007   AIM Core Allocation Portfolio      Director, Chief Executive Officer           None
  (1960)                          Series                             and President, Invesco Ltd.
                                  AIM Equity Funds                   (ultimate parent of AIM and a
                                  AIM Funds Group                    global investment management
                                  AIM Growth Series                  firm); Director, Chief Executive
                                  AIM Investment Funds               Officer and President, Invesco
                                  AIM Investment Securities Funds    Holding Company Ltd. (formerly
                                  AIM Tax-Exempt Funds               known as INVESCO PLC); Chairman,
                                  Short-Term Investments Trust       A I M Advisors, Inc. (registered
                                                                     investment adviser); and
                                                                     Director, Chairman, Chief
                                                                     Executive Officer and President,
                                                                     IVZ Inc. (holding company) and
                                                                     INVESCO North American Holdings,
                                                                     Inc. (holding company); Chairman
                                                                     and President, INVESCO Group
                                                                     Services, Inc. (service
                                                                     provider); Trustee, The AIM
                                                                     Family of Funds(R); Vice
                                                                     Chairman, Investment Company
                                                                     Institute; and Member of
                                                                     Executive Board, SMU Cox School
                                                                     of Business

                                                                     Formerly: President, Co-Chief
                                                                     Executive Officer, Co-President,
                                                                     Chief Operating Officer and Chief
                                                                     Financial Officer, Franklin
                                                                     Resources, Inc. (global
                                                                     investment management
                                                                     organization) and Chairman,
                                                                     Investment Company Institute


----------
     (1) Mr. Flanagan was appointed as Trustee of the Trusts on February 24, 2007. Mr. Flanagan is considered an interested person of the Funds because he is an officer of the adviser to the Funds, and an officer and a director of Invesco, parent of the adviser to the Funds.

NAME, YEAR OF BIRTH                                                                                             OTHER
AND POSITION(S)          TRUSTEE                                          PRINCIPAL OCCUPATION(S)           TRUSTEESHIP(S)
HELD WITH THE TRUSTS      SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS                  HELD
--------------------     -------           ----------------               -----------------------           --------------
Philip A. Taylor(2) ...    2006   AIM Core Allocation Portfolio      Director, Chief Executive Officer           None
  (1954)                          Series                             and President, AIM Mutual Fund
                                  AIM Equity Funds                   Dealer Inc. (registered broker
                                  AIM Funds Group                    dealer), A I M Advisors, Inc.,
                                  AIM Growth Series                  AIM Funds Management Inc. d/b/a
                                  AIM Investment Funds               INVESCO Enterprise Services
                                  AIM Investment Securities Funds    (registered investment adviser
                                  AIM Tax-Exempt Funds               and registered transfer agent)
                                  Short-Term Investments Trust       and 1371 Preferred Inc. (holding
                                                                     company); Director, Chairman,
                                                                     Chief Executive Officer and
                                                                     President, A I M Management Group
                                                                     Inc. and A I M Capital
                                                                     Management, Inc. (registered
                                                                     investment adviser);  Director
                                                                     and President, INVESCO Funds
                                                                     Group, Inc. (registered
                                                                     investment adviser and registered
                                                                     transfer agent) and AIM GP Canada
                                                                     Inc. (general partner for limited
                                                                     partnership); Director, A I M
                                                                     Distributors, Inc. (registered
                                                                     broker dealer); Director and
                                                                     Chairman, AIM Investment
                                                                     Services, Inc. (registered
                                                                     transfer agent) and INVESCO
                                                                     Distributors, Inc. (registered
                                                                     broker dealer); Director,
                                                                     President and Chairman, IVZ
                                                                     Callco Inc. (holding company),
                                                                     INVESCO Inc. (holding company)
                                                                     and AIM Canada Holdings Inc.
                                                                     (holding company); Director and
                                                                     Chief Executive Officer, AIM
                                                                     Trimark Corporate Class Inc.
                                                                     (formerly AIM Trimark Global Fund
                                                                     Inc.) (corporate mutual fund
                                                                     company) and AIM Trimark Canada
                                                                     Fund Inc. (corporate mutual fund
                                                                     company); Trustee, President and
                                                                     Principal Executive Officer, The
                                                                     AIM Family of Funds(R) (other
                                                                     than AIM Treasurer's Series
                                                                     Trust, Short-Term Investments
                                                                     Trust and Tax-Free Investments
                                                                     Trust); Trustee and Executive
                                                                     Vice President, The AIM Family of
                                                                     Funds(R) (AIM Treasurer's Series
                                                                     Trust, Short-Term Investments
                                                                     Trust and Tax-Free Investments
                                                                     Trust only) ; and Manager,
                                                                     PowerShares Capital Management
                                                                     LLC
                                                                     Formerly: Director and Chairman,
                                                                     Fund Management Company (former
                                                                     registered broker dealer);
                                                                     President and Principal Executive
                                                                     Officer, The AIM Family of
                                                                     Funds(R) (AIM Treasurer's Series
                                                                     Trust, Short-Term Investments
                                                                     Trust and Tax-Free Investments
                                                                     Trust only); Chairman, AIM Canada
                                                                     Holdings, Inc.; President, AIM
                                                                     Trimark Global Fund Inc. and AIM
                                                                     Trimark Canada Fund Inc.



WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 1?



     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" the 13 nominees listed above.


WHAT ARE THE COMMITTEES OF THE BOARDS?


     Each Board currently has six standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, a Special Market Timing Litigation Committee and a Valuation Committee. Effective January 1, 2008, each Board's Valuation Committee will be reconstituted as a Valuation, Distribution and Proxy Oversight Committee.



----------
     (2) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Funds.

  AUDIT COMMITTEE

     Each Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, each Audit Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of each Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair), and Ruth H. Quigley (Vice Chair). Effective January 1, 2008, Mr. Bunch will replace Miss Quigley as the Vice Chair of each Audit Committee.


     Each Audit Committee's primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants (the "independent auditors") for the Funds; (ii) appoint independent auditors for the Funds; (iii) pre-approve all permissible non-audit services that are provided to the Funds by their independent auditors to the extent required by
Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent auditors; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent auditors; and
(xiv) remain informed (a) of the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.


  COMPLIANCE COMMITTEE

     The current members of each Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel.


     Each Compliance Committee is responsible for: (i) recommending to the Boards and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.


  GOVERNANCE COMMITTEE

     Each Governance Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of each Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair) and Carl Frischling and Dr. Prema Mathai-Davis.

     Each Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Boards of trustees to fill vacancies that arise between meetings of shareholders; (ii) reviewing the size of the Boards, and recommending to the Boards whether the size of the Boards shall be increased or decreased; (iii) nominating the Chair of the Boards; (iv) monitoring the composition of the Boards and each committee of the Boards, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Boards (other than the Compliance Committees), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Boards; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Boards.

     Each Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Boards, as applicable, shall make the final determination of persons to be nominated. The Governance Committees will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committees.

     In seeking out potential nominees and in nominating persons to serve as independent trustees of the Funds, the Governance Committees will not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person's ability to serve as an independent trustee. Evaluation by the Governance Committees of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committees: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committees of the Funds, that the person meets the requirements set forth in the Funds' Audit Committee charter for service on such Committees; (v) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Governance Committees may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committees can consider recommendations from management in its evaluation process.


     Notice procedures set forth in each Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the applicable Trust's Secretary the nomination in writing not later than the close of business on the later of the 90(th) day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120(th) day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of a Trust which are owned of record or beneficially by such shareholder and such beneficial owner.



     A current copy of the Governance Committees' Charter is available at http://www.aiminvestments.com. Go to this site, access the About Us tab, and click on Charter of the Governance Committees.


  INVESTMENTS COMMITTEE

     The current members of each Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor, Drs. Mathai-Davis (Vice Chair) and Soll, and Miss Quigley (Vice Chair). Effective January 1, 2008, Dr. Soll will replace Miss Quigley as a Vice Chair of each Investments Committee.

     Each Investments Committee's primary purpose is to: (i) assist the Boards in their oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     Each Investments Committee has established three Sub-Committees. Each Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committees take such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committees may delegate to the Sub-Committee from time to time.

  SPECIAL MARKET TIMING LITIGATION COMMITTEE

     The current members of each Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair).

     Each Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committees deem to be full restitution.


  VALUATION COMMITTEE (IN PLACE PRIOR TO JANUARY 1, 2008)

     The current members of each Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Taylor and Miss Quigley (Chair).

     Each Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Boards with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Boards in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Boards annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Boards in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Boards.

  VALUATION, DISTRIBUTION AND PROXY OVERSIGHT COMMITTEE (EFFECTIVE JANUARY 1,
  2008)

     The Boards have appointed Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), and Taylor, and Drs. Mathai-Davis and Soll to be the members of the Valuation, Distribution and Proxy Oversight Committee, effective January 1, 2008.

     The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Boards of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in the oversight of creation and maintenance by the principal underwriter of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Boards with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriter to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

  HOW OFTEN DID THE BOARDS AND THEIR COMMITTEES MEET?


     The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of each Board or applicable committee held during the most recent fiscal year.


                                                                                                    SPECIAL MARKET
                                                    AUDIT    COMPLIANCE  GOVERNANCE  INVESTMENTS  TIMING LITIGATION  VALUATION
                                           BOARD  COMMITTEE   COMMITTEE   COMMITTEE   COMMITTEE       COMMITTEE      COMMITTEE
                                           -----  ---------  ----------  ----------  -----------  -----------------  ---------
AIM CORE ALLOCATION PORTFOLIO SERIES(1)..     9       6           7           8           6               1              5
AIM EQUITY FUNDS(2)......................    10       7           8           8           7              -0-             6
AIM FUNDS GROUP(3).......................    10       7           7           9           7               1              7
AIM GROWTH SERIES(3).....................    10       7           7           9           7               1              7
AIM INVESTMENT FUNDS(2)..................    10       7           8           8           7              -0-             6
AIM INVESTMENT SECURITIES FUNDS(4).......     9       6           7           8           6               1              5
AIM TAX-EXEMPT FUNDS(5)..................     8       6           7           8           6               1              6
SHORT-TERM INVESTMENTS TRUST(1)..........     9       6           7           8           6               1              5



--------

   (1) Information disclosed is for the fiscal year ended August 31, 2007.

   (2) Information disclosed is for the fiscal year ended October 31, 2007.

   (3) Information disclosed is for the fiscal year ended December 31, 2006.

   (4) Information disclosed is for the fiscal year ended July 31, 2007.

   (5) Information disclosed is for the fiscal year ended March 31, 2007.

     The Funds normally do not hold annual shareholders' meetings; however, to the extent that the Funds do hold annual shareholder meetings, the trustees are encouraged, but not required to attend such meetings.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARDS?


     Each Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with a Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Legal Department, which shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.


WHAT ARE TRUSTEES AND OFFICERS PAID FOR THEIR SERVICES?

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer and meeting fees. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services in such capacities.

     Information regarding compensation paid or accrued for each trustee of the Trusts who was not affiliated with AIM during the year ended December 31, 2006 is found in Exhibit B.

DO THE TRUSTEES HAVE A RETIREMENT PLAN?


     The trustees have adopted a retirement plan for the trustees of the Trusts who are not affiliated with AIM. The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.


     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trusts and/or other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

DO ANY TRUSTEES HAVE DEFERRED COMPENSATION AGREEMENTS?


     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trusts and of each other AIM Fund from which they are deferring compensation.


WHO ARE THE TRUSTS' INDEPENDENT PUBLIC ACCOUNTANTS?

     The Audit Committees of the Boards of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt and Short-Term Investments Trust have appointed PricewaterhouseCoopers LLP ("PwC") as each such Trust's independent public accountants for the fiscal years ending August 31, 2008, October 31, 2008, December 31, 2007, December 31, 2007, October 31, 2008, July 31, 2008, March 31, 2008 and August 31, 2008, respectively.

     Representatives of PwC are expected to be available at the Special Meetings and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The Audit Committees of the Boards of the Trusts have considered whether the provision of the services below is compatible with maintaining the independence of PwC.

WHAT DID PWC BILL THE TRUSTS?

     PwC billed each Trust aggregate fees for services rendered to the Trusts for the last two fiscal years as follows:

                                                  FEES BILLED FOR SERVICES RENDERED FOR FISCAL YEAR 2007
                                      -----------------------------------------------------------------------------
                                      TO AIM CORE                             TO AIM
                                       ALLOCATION    TO AIM      TO AIM     INVESTMENT     TO AIM     TO SHORT-TERM
                                       PORTFOLIO     EQUITY    INVESTMENT   SECURITIES   TAX-EXEMPT    INVESTMENTS
                                         SERIES       FUNDS       FUNDS        FUNDS        FUNDS         TRUST
                                      -----------   --------   ----------   ----------   ----------   -------------
Audit Fees.........................     $77,874     $225,022    $347,451     $361,225     $ 92,585       $128,555
Audit-Related Fees(1)..............           0       20,222           0            0            0              0
Tax Fees(2)........................      16,719       55,143      77,633       72,532       15,524         21,295
All Other Fees.....................           0            0           0            0            0              0
                                        -------     --------    --------     --------     --------       --------
Aggregate Non-Audit Fees...........      16,719       75,365      77,633       72,532       15,524         21,295
                                        -------     --------    --------     --------     --------       --------
Total Fees.........................     $94,593     $300,387    $425,084     $433,757     $108,109       $149,850
                                        -------     --------    --------     --------     --------       --------

                                        FEES BILLED FOR
                                       SERVICES RENDERED
                                        FOR FISCAL YEAR
                                              2006
                                      -------------------
                                       TO AIM     TO AIM
                                        FUNDS     GROWTH
                                        GROUP     SERIES
                                      --------   --------
Audit Fees.........................   $251,827   $295,465
Audit-Related Fees(1)..............          0          0
Tax Fees(2)........................     66,529     89,252
All Other Fees.....................          0          0
                                      --------   --------
Aggregate Non-Audit Fees...........     66,529     89,252
                                      --------   --------
Total Fees.........................   $318,356   $384,717
                                      --------   --------


                                                                                                                        FEES
                                                                                                                       BILLED
                                                                                                                         FOR
                                                                                                                      SERVICES
                                                                                                                      RENDERED
                                                                                                                         FOR
                                                                                                                       FISCAL
                                                                                                                        YEAR
                                                  FEES BILLED FOR SERVICES RENDERED FOR FISCAL YEAR 2006                2005
                                      -----------------------------------------------------------------------------   --------
                                      TO AIM CORE                             TO AIM
                                       ALLOCATION    TO AIM      TO AIM     INVESTMENT     TO AIM     TO SHORT-TERM    TO AIM
                                       PORTFOLIO     EQUITY    INVESTMENT   SECURITIES   TAX-EXEMPT    INVESTMENTS      FUNDS
                                         SERIES       FUNDS       FUNDS        FUNDS        FUNDS         TRUST         GROUP
                                      -----------   --------   ----------   ----------   ----------   -------------   --------
Audit Fees.........................     $ 82,840    $234,833    $345,827     $352,522      $84,103       $126,365     $298,561
Audit-Related Fees(1)..............            0           0           0            0            0              0       19,250
Tax Fees(2)........................       18,530      77,560      69,828       66,292       14,460         22,913       76,216
All Other Fees.....................            0           0           0            0            0              0            0
                                        --------    --------    --------     --------      -------       --------     --------
Aggregate Non-Audit Fees...........       18,530      77,560      69,828       66,292       14,460         22,913       95,466
                                        --------    --------    --------     --------      -------       --------     --------
Total Fees.........................     $101,370    $312,393    $415,655     $418,814      $98,563       $149,278     $394,027
                                        --------    --------    --------     --------      -------       --------     --------

                                        FEES
                                       BILLED
                                         FOR
                                      SERVICES
                                      RENDERED
                                         FOR
                                       FISCAL
                                        YEAR
                                        2005
                                      --------
                                       TO AIM
                                       GROWTH
                                       SERIES
                                      --------
Audit Fees.........................   $292,016
Audit-Related Fees(1)..............          0
Tax Fees(2)........................     82,307
All Other Fees.....................          0
                                      --------
Aggregate Non-Audit Fees...........     82,307
                                      --------
Total Fees.........................   $374,323
                                      --------




--------

   (1) Audit-Related Fees for fiscal year 2007 for AIM Equity Funds and for fiscal year 2005 for AIM Funds Group include fees billed for performing agreed upon procedures related to reorganization transactions.

   (2) Tax Fees for fiscal year 2007 for Short-Term Investments Trust and for fiscal year 2006 for AIM Growth Series, AIM Investment Funds and AIM Tax-Exempt Funds include fees billed for reviewing tax returns. All other Tax Fees include fees billed for reviewing tax returns and consultation services.

     For the provision of non-audit services to each Trust, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust to PwC during a fiscal year, and (iii) such services are promptly brought to the attention of the Trust's Audit Committee and approved by the Audit Committee prior to the completion of the audit. None of the Audit-Related Fees or Tax Fees billed by PwC to the Trusts were provided pursuant to a waiver of the pre-approval requirement.

WHAT DID PWC BILL AIM AND AIM AFFILIATES?

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Funds for the last two fiscal years ended (i) March 31, 2007 and March 31, 2006 for AIM Tax-Exempt Funds, (ii) July 31, 2007 and July 31, 2006 for AIM Investment Securities Funds, (iii) August 31, 2007 and August 31, 2006 for AIM Core Allocation Portfolio Series and Short-Term Investments Trust, (iv) October 31, 2007 and October 31, 2006 for AIM Equity Funds and AIM Investment Funds, and (v) December 31, 2006 and December 31, 2005 for AIM Funds Group and AIM Growth Series.

     The Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures are set forth in Appendix I.

                                   PROPOSAL 2

                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

     Proposal 2 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?


     The Boards recommend that you approve for your Fund a new investment sub-advisory agreement (the proposed sub-advisory agreement) between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers").


     The form of the proposed sub-advisory agreement for each Trust other than AIM Core Allocation Portfolio Series ("ACAPS") is set forth in Appendix II. The form of the proposed sub-advisory agreement for ACAPS is set forth in Appendix
III. The only difference between the form of proposed sub-advisory agreement for ACAPS and that for the other Trusts is with respect to the proposed sub-advisory fees, as further discussed below. Each Fund's advisory agreement with AIM expressly permits AIM to delegate any or all of its rights, duties or obligations under the advisory agreement to one or more sub-advisers and also expressly permits AIM to replace sub-advisers from time to time in its discretion, in accordance with applicable law.

HOW WILL THE PROPOSED SUB-ADVISORY AGREEMENT BENEFIT MY FUND?

     The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. AIM and the Boards believe that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.

     Because AIM will pay all of the sub-advisory fees of the Affiliated Sub Advisers, the proposed sub-advisory agreement will not affect the fees the Funds pay to AIM pursuant to their advisory agreements.

     The proposed sub-advisory agreement would allow AIM and the Funds to receive investment advice and research services from the Affiliated Sub-Advisers and would also permit AIM to grant one or more of the Affiliated Sub-Advisers investment management authority for a particular Fund if AIM believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the proposed sub-advisory agreements will have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers.

     AIM and the Boards believe that the proposed sub-advisory agreement, if approved by shareholders, will provide AIM with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, AIM and the Boards believe that the Funds and their shareholders may benefit from giving the Affiliated Sub-Advisers the ability to execute portfolio transactions for the Funds from offices located outside the United States. This ability should enable the Funds to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

     Each Fund's current portfolio managers are disclosed in the Fund's prospectus. Any changes to a Fund's portfolio managers also will be disclosed in the Fund's prospectus.

WHO ARE THE PROPOSED SUB-ADVISERS?

     AIM Funds Management Inc. ("AFM") is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. AFM has been an investment adviser since 1994.

     INVESCO Asset Management Deutschland, GmbH ("INVESCO Deutschland") is a German corporation with limited liability and has its principal office at Bleichstrasse 60-62, Frankfurt, Germany 60313. INVESCO Deutschland has been an investment adviser since 1998.


     INVESCO Asset Management Ltd. ("IAML") is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.



     Invesco Asset Management (Japan) Limited ("Invesco Japan") is a Japanese corporation and has its principal office at 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.



     Invesco Australia Limited ("Invesco Australia") is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia. Invesco Australia has been an investment adviser since 1983.



     Invesco Global Asset Management (N.A.), Inc. ("IGAM") is a company incorporated in the state of Delaware and has its principal office at 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309. IGAM has been an investment adviser since 1997.



     Invesco Hong Kong Limited ("Invesco Hong Kong") is a Hong Kong corporation and has its principal office at 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.



     Invesco Institutional (N.A.), Inc. ("IINA") is a company incorporated in the state of Delaware and has its principal office at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. IINA has been an investment adviser since 1988.



     Invesco Senior Secured Management, Inc. ("ISSM") is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, New York, New York 10036. ISSM has been as an investment adviser since 1992.



     Each of the Affiliated Sub-Advisers other than Invesco Australia currently is registered with the SEC as an investment adviser. As required by the terms of the proposed sub-advisory agreement, Invesco Australia will be so registered prior to providing any services to any of the Funds under the proposed sub-advisory agreement.



     Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of Invesco and an affiliate of AIM, the Funds' investment adviser. AIM is an indirect wholly owned subsidiary of Invesco. Invesco is a Bermuda company and has its principal office at 1360 Peachtree Street NE, Atlanta, Georgia 30309. Invesco and its subsidiaries comprise one of the world's largest independent investment management organizations, with approximately $521.1 billion in assets under management as of October 31, 2007.


     A list of the names, addresses and principal occupations of the principal executive officer and directors of each Affiliated Sub-Adviser is in Exhibit C.

WHICH TRUSTEES AND OFFICERS OF THE TRUSTS HAVE AN EQUITY INTEREST IN INVESCO OR ARE OFFICERS AND/OR DIRECTORS OF THE AFFILIATED SUB-ADVISERS?



     The following table lists the current trustees and executive officers of the Trusts who own shares of Invesco and/or options to purchase shares of Invesco. The table also lists those current trustees and executive officers of the Trusts who are also officers and/or directors of an Affiliated Sub-Adviser.


NAME AND POSITION(S) HELD WITH THE TRUSTS           POSITION HELD WITH AFFILIATED SUB-ADVISER(S)
-----------------------------------------           --------------------------------------------
Martin L. Flanagan............................      None
  Trustee
Philip A. Taylor..............................      Director and officer of AFM
  Trustee, President and Principal Executive
  Officer of AIM Core Allocation Portfolio
  Series, AIM Equity Funds, AIM Funds Group,
  AIM Growth Series, AIM Investment Funds, AIM
  Investment Securities Funds and AIM Tax-
  Exempt Funds; Trustee and Executive Vice
  President of Short-Term Investments Trust
Karen Dunn Kelley.............................      None
  President and Principal Executive Officer of
  AIM Treasurer's Series Trust; Vice President
  of AIM Core Allocation Portfolio Series, AIM
  Equity Funds, AIM Funds Group, AIM Growth
  Series, AIM Investment Funds, AIM Investment
  Securities Funds and AIM Tax-Exempt Funds
Sidney M. Dilgren.............................      None
  Vice President, Treasurer and Principal
  Financial Officer
John M. Zerr..................................      None
  Senior Vice President, Chief Legal Officer
  and Secretary
Lisa O. Brinkley..............................      None
  Vice President
Kevin M. Carome...............................      None
  Vice President
Todd L. Spillane..............................      Chief Compliance Officer of IGAM, IINA and
                                                    ISSM
  Chief Compliance Officer
Lance A. Rejsek...............................      None
  Anti-Money Laundering Compliance Officer



WHO IS YOUR FUND'S CURRENT SUB-ADVISER?

     Certain of the Funds have an existing sub-advisory agreement in place between AIM and one of the Affiliated Sub-Advisers (the existing sub-advisory agreements) as follows:

NAME OF FUND                                                  AFFILIATED SUB-ADVISER
------------                                                  ----------------------
AIM China Fund.................................  Invesco Hong Kong Limited
AIM Global Real Estate Fund....................  Invesco Institutional (N.A.), Inc.
AIM LIBOR Alpha Fund...........................  Invesco Institutional (N.A.), Inc.
AIM International Total Return Fund............  INVESCO Asset Management Limited
AIM Japan Fund.................................  Invesco Asset Management (Japan) Limited
AIM Real Estate Fund...........................  Invesco Institutional (N.A.), Inc.
AIM Trimark Endeavor Fund......................  AIM Funds Management Inc.
AIM Trimark Fund...............................  AIM Funds Management Inc.
AIM Trimark Small Companies Fund...............  AIM Funds Management Inc.
Series C.......................................  Invesco Institutional (N.A.), Inc.
Series M.......................................  Invesco Institutional (N.A.), Inc.



     If Proposal 2 is approved by shareholders of each of the above Funds, AIM will terminate the existing sub-advisory agreement for each such Fund and the proposed sub-advisory agreement will replace each existing sub-advisory agreement. If Proposal 2 is not approved by shareholders of one or more of the above Funds, the existing sub-advisory agreement will continue in effect for each Fund that does not approve Proposal 2.

     Exhibit D indicates the dates on which the applicable Affiliated Sub-Adviser became the sub-adviser to each of the above Funds. Exhibit D also indicates the dates on which and the purposes for which shareholders last voted on the existing sub-advisory agreements for the above Funds. The Boards, including a majority of the independent trustees, last approved the continuance of the existing sub-advisory agreements for the above Funds on June 27, 2007.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The primary terms of the proposed sub-advisory agreement are as follows:

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. With respect to the portion of the investments of a Fund under its management, each Affiliated Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of AIM, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund.

     - Each Affiliated Sub-Adviser will agree under the proposed sub-advisory agreement, that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, AIM's other clients, or an Affiliated Sub-Adviser's other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and such Affiliated Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     - The proposed sub-advisory agreement requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.


     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any or all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.


     - The proposed sub-advisory agreement requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreements and Declarations of Trust, By-Laws and Registration Statements of the Trusts and with the instructions and directions of AIM and the Boards and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to AIM and the Funds, it will do so for no compensation from either AIM or the Funds.

     - For each Trust other than ACAPS: The proposed sub-advisory agreement for each Trust other than ACAPS provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that AIM receives from the applicable Trust pursuant to its advisory agreement with such Trust, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement for each Trust other than ACAPS exceed 40% of the monthly compensation AIM receives from the applicable Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by AIM, if any. The proposed sub-advisory agreement for each Trust other than ACAPS further provides that if, for any fiscal year of a Trust, the amount of the advisory fee that a Fund would otherwise be obligated to pay to AIM is reduced because of contractual or voluntary fee waivers or expense limitations by AIM, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that AIM reimburses a Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse AIM for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

     - For ACAPS: The proposed sub-advisory agreement for ACAPS provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) the annual rate of 0.11% of the average daily net asset value of each Fund, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate annual fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement for ACAPS exceed the annual rate of 0.11% of the daily net asset value of each Fund.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Funds in compliance with the requirements of the federal securities laws and to furnish the Boards and AIM with periodic and special reports as the Boards or AIM reasonably may request.

     - The proposed sub-advisory agreement requires each Sub-Adviser to maintain compliance procedures for the Funds that it and AIM reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser at its expense to make available to the Boards and AIM at reasonable times its portfolio managers and other appropriate investment personnel, either in person or, at the mutual convenience of AIM and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Boards and AIM regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser's duties, and to provide periodic reports to AIM relating to the investment strategies it employs.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Funds.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, upon AIM's request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

     - The proposed sub-advisory agreement includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, unless otherwise directed by AIM or the Boards, to vote all proxies received in accordance with AIM's proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Boards, such Affiliated Sub-Adviser's proxy voting policy.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds.

     - The proposed sub-advisory agreement provides that AIM and each Affiliated Sub-Adviser have signed one sub-advisory agreement for administrative convenience to avoid a multiplicity of documents, but that it is understood and agreed that the proposed sub-advisory agreement shall constitute a separate sub-advisory agreement between AIM and each Sub-Adviser with respect to each Fund.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if continuance is specifically approved at least annually by (i) your Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The proposed sub-advisory agreement is terminable for any Fund or any Affiliated Sub-Adviser:
(i) by vote of the applicable Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Affiliated Sub-Adviser(s); or (ii) by AIM on sixty days' written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days' written notice to the applicable Trust. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, AIM will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until AIM appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the proposed sub-advisory agreement will terminate automatically if assigned.


HOW DO THE TERMS OF THE EXISTING SUB-ADVISORY AGREEMENTS DIFFER FROM THOSE OF THE PROPOSED SUB-ADVISORY AGREEMENT?


     Certain of the Funds have existing sub-advisory agreements in place between AIM and one of the Affiliated Sub-Advisers as described in "Who Is Your Fund's Current Sub-Adviser?" Although certain terms and provisions in the proposed sub-advisory agreement and the existing sub-advisory agreements are described slightly differently, there are few substantive differences between them. The primary differences between the existing sub-advisory agreements and the proposed sub-advisory agreement are as follows:

     - For each Trust other than ACAPS: The proposed sub-advisory agreement replaces the applicable single Affiliated Sub-Adviser for your Fund with the full slate of nine Affiliated Sub-Advisers as the sub-advisers for your Fund. In addition, the compensation payable to the applicable Affiliated Sub-Advisers under the existing sub-advisory agreements is 40% of the compensation paid by the applicable Trust to AIM pursuant to its advisory agreement with the Trust, while the proposed advisory agreement divides this same 40% rate among those Affiliated Sub-Advisers who provided discretionary investment management services to the applicable Fund during a particular month.

     - For ACAPS: The proposed sub-advisory agreement for ACAPS replaces the applicable single Affiliated Sub-Adviser for your Fund with the full slate of nine Affiliated Sub-Advisers as the sub-advisers for your Fund. In addition, the compensation payable to the applicable Affiliated Sub-Advisers under the existing sub-advisory agreements for ACAPS is 0.11% of the average daily net asset value of each Fund, while the proposed advisory agreement for ACAPS divides this same 0.11% rate among those Affiliated Sub-Advisers who provided discretionary investment management services to the applicable Fund during a particular month.

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. The existing sub-advisory agreements provide that the applicable Affiliated Sub-Advisers will provide a continuous investment program to all or a portion of the investments of the applicable Fund. Therefore, while both the existing sub-advisory agreements and the proposed sub-advisory agreement permit AIM to retain the right to manage all or some of the Funds' investments, the proposed sub-advisory agreement will also permit AIM to appoint multiple Affiliated Sub-Advisers to manage different portions of each Fund's investments and to change such appointments from time to time at AIM's discretion. The proposed sub-advisory agreement also makes it clear that AIM and the Funds may obtain from time to time from each Affiliated Sub-Adviser investment advice, including factual information, research reports and investment recommendations, and trading services.

     - The proposed sub-advisory agreement revises the compensation section to clarify that the only fees payable to the Affiliated Sub-Advisers thereunder are for providing discretionary investment management services to the Funds.


     - The proposed sub-advisory agreement adds express requirements of the Affiliated Sub-Advisers regarding access to portfolio managers, fair valuation, document review, codes of ethics and proxy voting (as discussed in more detail above under the heading "What Are the Terms of the Proposed Sub-Advisory Agreement?").



     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any or all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities or other investments for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.


WHAT FEES ARE CHARGED BY THE PROPOSED SUB-ADVISERS FOR SIMILAR FUNDS THEY
ADVISE?


     The sub-advisory fees paid to each of IINA and IGAM for serving as sub-adviser to other mutual funds with investment objectives similar to certain of the other AIM Funds are set forth in Exhibit E. The other Affiliated Sub-Advisers do not serve as adviser or sub-adviser to any mutual funds with similar investment objectives as any other Funds.


WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE PROPOSED SUB-ADVISORY AGREEMENT?

     At in-person meetings held on December 12-13, 2007, the Boards, including a majority of the independent trustees, voting separately, approved the proposed sub-advisory agreement for each Fund, effective on or about May 1, 2008. In so doing, the Boards determined that the proposed sub-advisory agreement is in the best interests of each Fund and its shareholders and that the compensation to the Affiliated Sub-Advisers under the proposed sub-advisory agreement is fair and reasonable.

     The independent trustees met separately during their evaluation of the proposed sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The proposed sub-advisory agreement was considered separately for each Fund, although the Boards also considered the common interests of all of the AIM Funds in their deliberations. The Boards comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

     Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Boards' approval of the proposed sub-advisory agreement for each Fund. The Boards reached their conclusions after careful discussion and analysis. The Boards believe that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the Boards and the independent trustees have considered what they believe to be in your best interests.

  A. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE AFFILIATED SUB-ADVISERS

     All Funds: The Boards reviewed the services to be provided by the Affiliated Sub-Advisers under the proposed sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Boards concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers were appropriate. The Boards noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Boards concluded that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.

  B. FUND PERFORMANCE

     All Funds Other Than AIM China Fund, AIM Global Real Estate Fund, AIM LIBOR Alpha Fund, AIM International Total Return Fund, AIM Japan Fund, AIM Real Estate Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund, AIM Trimark Small Companies Fund, Series C and Series M (for which an Affiliated Sub-Adviser currently serves as sub-adviser): The Board did not view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for each Fund, as no Affiliated Sub-Adviser currently serves as sub-adviser to each Fund.

     AIM China Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM Global Real Estate Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund recently began operations and that only one calendar year of comparative performance data was available. The Board compared the Fund's performance during the past calendar year to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Real Estate Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was above the median performance of its peers for the one year period. The Board noted that the Fund's performance was above the performance of the Index for the one year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM LIBOR Alpha Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM International Total Return Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM Japan Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance

     AIM Real Estate Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one, three and five calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Real Estate Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one, three and five year periods. The Board noted that the Fund's performance was above the performance of the Index for the one, three and five year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM Trimark Endeavor Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one and three calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Mid-Cap Core Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was above the median performance of its peers for the one and three year periods. The Board noted that the Fund's performance was above the performance of the Index for the one and three year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM Trimark Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one and three calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Global Multi-Cap Core Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one year period, and below such performance for the three year period. The Board noted that the Fund's performance was above the performance of the Index for the one year period, and comparable to such Index for the three year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM Trimark Small Companies Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one and three calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Small-Cap Core Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one year period, and above such performance for the three year period. The Board noted that the Fund's performance was comparable to the performance of the Index for the one year period, and above such Index for the three year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     Series C: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund recently began operations and that only one calendar year of comparative performance data was available. The Board compared the Fund's performance during the past calendar year to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lehman US Credit Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one year period. The Board noted that the Fund's performance was comparable to the performance of the Index for the one year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     Series M: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund recently began operations and that only one calendar year of comparative performance data was available. The Board compared the Fund's performance during the past calendar year to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lehman Mortgage Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was below the median performance of its peers for the one year period. The Board noted that the Fund's performance was below the performance of the Index for the one year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

  C. SUB-ADVISORY FEES

     All Funds: The Boards considered the services to be provided by the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement and the services to be provided by AIM pursuant to each Fund's advisory agreement, as well as the allocation of fees between AIM and the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement. The Boards noted that the sub-advisory fees have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers, and that AIM and the Affiliated Sub-Advisers are affiliates. After taking account of each Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Boards concluded that each Fund's sub-advisory fees were fair and reasonable.

  D. FINANCIAL RESOURCES OF THE AFFILIATED SUB-ADVISERS

     All Funds: The Boards considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the proposed sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?


     If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to each Affiliated Sub-Adviser other than Invesco Australia, on or about May 1, 2008. If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to Invesco Australia, on the later of on or about May 1, 2008 and the date that Invesco Australia is registered with the SEC as an investment adviser, if Invesco Australia is not so registered on or about May 1, 2008. Unless terminated sooner by its terms, the proposed sub-advisory agreement for each Fund will expire, unless continued by the applicable Board, on June 30, 2009.


     For Funds that have existing sub-advisory agreements in place with an Affiliated Sub-Adviser, if Proposal 2 is approved by shareholders of such Funds, AIM will terminate the existing sub-advisory agreements and the proposed sub-advisory agreement will replace each existing sub-advisory agreement, all effective on or about May 1, 2008. If Proposal 2 is not approved by shareholders of one or more of the Funds that have existing sub-advisory agreements with an Affiliated Sub-Adviser, the existing sub-advisory agreement will continue in effect for each such Fund.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 2?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposal 2.


                                   PROPOSAL 3

          APPROVAL OF AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF
         TRUST TO PERMIT THE BOARDS TO TERMINATE A TRUST, FUND OR CLASS
                           WITHOUT A SHAREHOLDER VOTE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 3?

     Proposal 3 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     Each Trust and Fund is governed by an Amended and Restated Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and Amended and Restated Bylaws, as amended. Currently under each Declaration of Trust, a Trust, a Fund or share class of a Fund may be terminated by: (i) a shareholder vote of the Trust or the affected Fund or share class, respectively; or (ii) if there are fewer than 100 shareholders of record of a Trust, Fund or share class, the trustees of the Trust.

     The Boards recommend that you approve for your Trust an amendment to the Declaration of Trust that would eliminate the requirement that shareholders approve the termination of a Trust, a Fund or share class if there are 100 or more holders of record of such Trust, a Fund or share class. Therefore, if Proposal 3 is approved, the Board of each Trust will be able to terminate the Trust, any Fund within the Trust or any share class of such a Fund without incurring the expense of obtaining shareholder approval, regardless of the number of shareholders of record.

     Exhibit F sets forth the current text of the first paragraph of Section 6.1 of Article VI of each Declaration of Trust. Section 6.1(iii) is the provision of the Declaration of Trust that requires a shareholder vote in order to approve the termination of a Trust, Fund or share class if there are 100 or more holders of record of such Trust, Fund or share class. Section 6.1(vi) requires a shareholder vote in order to amend any portion of Section 6.1. Therefore, you are being asked to approve an amendment to Section 6.1 of each Trust's Declaration of Trust that would replace the first paragraph of existing Section
6.1 in its entirety with the following:


          "SECTION 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (iv) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or
     (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (v) approve any amendment to this Article VI,

     Section 6.1; and (vi) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

HOW WILL THE PROPOSED CHANGE BENEFIT MY FUND?

     Elimination of the shareholder approval requirement to terminate a Trust, a Fund or share class of a Fund gives each Board the flexibility to terminate a Trust, a Fund or share class of a Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. Such circumstances may include, among others, an inability to market a Fund in current economic conditions or when the costs of managing a Fund exceed any benefits its shareholders may receive. Neither state law nor the 1940 Act require shareholder approval prior to the termination of a Trust, a Fund or share class. The Boards would terminate a Trust, a Fund or share class only if they found that doing so was in the best interests of the shareholders of such Trust, Fund or share class, as applicable.


     In the event a Board were to terminate a Trust, a Fund or share class, shareholders would receive notice prior to such termination. Termination of a Fund or share class involves liquidating such Fund or share class, as applicable. Termination of a Trust involves deregistering such Trust as an investment company and, following such deregistration, dissolving it under Delaware law.


WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If Proposal 3 is approved, the amendment to the Trusts' Declarations of Trust will become effective on or about May 1, 2008.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 3?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposal 3.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, AIM, INVESCO Funds Group, Inc. ("IFG"), A I M Distributors, Inc. ("ADI") and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain AIM Funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, ADI and/or related entities and individuals in the future.


     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Funds' public filings with the SEC and on AIM's internet website at http://www.aiminvestments.com.


     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                             ADDITIONAL INFORMATION

WHO IS THE FUNDS' INVESTMENT ADVISER AND ADMINISTRATOR?

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Funds.

WHO ARE THE FUNDS' CURRENT SUB-ADVISERS?

     AIM Funds Management Inc., 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7 is the sub-adviser for AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund.


     Invesco Asset Management (Japan) Limited, 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan is the sub-adviser for AIM Japan Fund.


     INVESCO Asset Management Limited, 30 Finsbury Square, London, EC2A 1AG, United Kingdom is the sub-adviser for AIM International Total Return Fund.


     Invesco Hong Kong Limited, 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong is the sub-adviser for AIM China Fund.



     Invesco Institutional (N.A.), Inc., One Midtown Plaza, 1360 Peachtree Street, N.E. Atlanta, Georgia 30309, is the sub-adviser for Series C, Series M, AIM Global Real Estate Fund, AIM LIBOR Alpha Fund and AIM Real Estate Fund.


WHO IS THE FUNDS' PRINCIPAL UNDERWRITER?

     A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund.

WHO ARE THE OFFICERS OF THE TRUSTS?

     Information regarding the current officers of the Trusts can be found in Exhibit G.

HOW MANY SHARES OF THE FUNDS DOES MANAGEMENT OWN?

     Information regarding the ownership of each class of each Fund's shares by the trustees, nominees, and current executive officers of the Trusts can be found in Exhibit H.

DOES ANYONE OWN MORE THAN 5% OF A FUND?

     A list of the name, address and percent ownership of each person who, as of October 31, 2007, to the knowledge of the Trusts owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit I.

DO TRUSTEES OWN SHARES OF THE FUNDS?


     The dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007, (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex, can be found in Exhibit J.

                                                                      APPENDIX I

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES

                      AS ADOPTED BY THE AUDIT COMMITTEES OF
                           THE AIM FUNDS (THE "FUNDS")
                         LAST AMENDED SEPTEMBER 18, 2006

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.


     The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30(th) of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.


     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

     The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.


III.  AUDIT SERVICES


     The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  NON-AUDIT SERVICES

     The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

  AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

  TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

     No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

     Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

          1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

          2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

          3. Document the substance of its discussion with the Audit Committees.

  ALL OTHER AUDITOR SERVICES

     The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.  PROCEDURES

     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

     Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

     The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

  EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND PROCEDURES

  CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

  CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     ANY OTHER SERVICE THAT THE PUBLIC COMPANY OVERSIGHT BOARD DETERMINES BY
                          REGULATION IS IMPERMISSIBLE.

                                                                     APPENDIX II

                 FORM OF MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS


     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").


     WHEREAS:

          A) The Adviser has entered into an investment advisory agreement with [NAME OF AIM REGISTRANT] (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

          C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

          D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

               (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

               (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

               (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money;
          (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

          3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

          5. Further Duties.

          (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.


          (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of, or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.


          (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

          (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

          (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

          (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

          (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

          (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

          6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

          8. Compensation.


          (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.


          (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

          (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

          9. Fee Waivers and Expense Limitations. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

          10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.


          11. Duration and Termination.

          (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.


          (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.


          12. Amendment.   No provision of this Contract may be changed, waived,
     discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.


          13. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.


          14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

          15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.


          16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M ADVISORS, INC                                    AIM FUNDS MANAGEMENT INC.

Adviser                                                Sub-adviser

By: -----------------------------------------          By: -----------------------------------------
    Name:                                                  Name:
    Title:                                                 Title:

                                                       INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO ASSET MANAGEMENT LTD.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO AUSTRALIA LIMITED

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:


                                                       INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO HONG KONG LIMITED

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO INSTITUTIONAL (N.A.), INC.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO SENIOR SECURED MANAGEMENT, INC.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                                       EXHIBIT A

                                      FUNDS

[List all series portfolios]

                                                                       EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

Invesco Asset Management (Japan) Limited

25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited

333 Collins Street, Level 26

Melbourne Victoria 3000, Australia


Invesco Global Asset Management (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Hong Kong Limited

32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Institutional (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas
New York, NY 10036

                                                                    APPENDIX III

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").


     WHEREAS:

          A) The Adviser has entered into an investment advisory agreement with AIM Core Allocation Portfolio Series (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

          C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

          D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

               (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

               (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

               (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money;
          (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

          3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion,

                                      III-1
     purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

          5. Further Duties.

          (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.


          (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of, or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.


          (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

          (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

          (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

          (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably

                                      III-2
     request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

          (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

          (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

          6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

          8. Compensation.


          (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) the annual rate of 0.11% of the average daily net asset value of each Fund, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. In no event shall the aggregate annual fees paid to the Sub-Advisers under this Contract exceed the annual rate of 0.11% of the average daily net asset value of each Fund.


          (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

          (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.


          9. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.


          10. Duration and Termination.

          (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of

                                      III-3
     the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.


          (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.


          11. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.


          12. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.


          13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

          14. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.


          15. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.



                                      III-4

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M ADVISORS, INC.                             AIM FUNDS MANAGEMENT INC.

Adviser                                          Sub-adviser

By: -------------------------------------------  By: -------------------------------------------
    Name:                                            Name:
    Title:                                           Title:

                                                 INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:

                                                 INVESCO ASSET MANAGEMENT LTD.

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:

                                                 INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:


                                      III-5


                                                 INVESCO AUSTRALIA LIMITED

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:

                                                 INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:

                                                 INVESCO HONG KONG LIMITED

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:

                                                 INVESCO INSTITUTIONAL (N.A.), INC.

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:

                                                 INVESCO SENIOR SECURED MANAGEMENT, INC.

                                                 Sub-adviser

                                                 By: -------------------------------------------
                                                     Name:
                                                     Title:





                                      III-6

                                                                       EXHIBIT A

                                      FUNDS

     Series C

     Series M


                                      III-7

                                                                       EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

Invesco Asset Management (Japan) Limited

25(th) Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited

333 Collins Street, Level 26

Melbourne Victoria 3000, Australia


Invesco Global Asset Management (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Hong Kong Limited

32(nd) Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Institutional (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas
New York, NY 10036


                                      III-8

                                                                       EXHIBIT A

                 SHARES OF AIM CORE ALLOCATION PORTFOLIO SERIES
                        OUTSTANDING ON NOVEMBER 30, 2007

                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
Series C.....................................................................      876,461.68
Series M.....................................................................      881,133.19

                           SHARES OF AIM EQUITY FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007


                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------

AIM Capital Development Fund
  Class A....................................................................     69,557,658.60
  Class B....................................................................     10,776,261.01
  Class C....................................................................      7,912,204.97
  Class R....................................................................      3,895,887.27
  Institutional Class........................................................      6,012,151.51
  Investor Class.............................................................        563,311.47
AIM Charter Fund
  Class A....................................................................    286,863,799.86
  Class B....................................................................     62,045,655.49
  Class C....................................................................     16,233,370.89
  Class R....................................................................        390,876.68
  Institutional Class........................................................      7,723,601.67
AIM Constellation Fund
  Class A....................................................................    195,539,812.61
  Class B....................................................................     28,812,369.93
  Class C....................................................................      8,840,843.37
  Class R....................................................................        482,946.29
  Institutional Class........................................................      3,349,623.15
AIM Diversified Dividend Fund
  Class A....................................................................     16,446,432.70
  Class B....................................................................      5,794,317.24
  Class C....................................................................      3,624,015.81
  Class R....................................................................         62,037.86
  Institutional Class........................................................      3,746,909.13
  Investor Class.............................................................    102,280,883.23
AIM Large Cap Basic Value Fund
  Class A....................................................................      7,237,836.77
  Class B....................................................................      2,963,711.96
  Class C....................................................................      1,612,272.36
  Class R....................................................................        140,465.44
  Institutional Class........................................................      8,767,247.87
  Investor Class.............................................................      2,093,557.63
AIM Large Cap Growth Fund
  Class A....................................................................     78,048,784.51
  Class B....................................................................     37,515,812.52
  Class C....................................................................     14,118,230.89
  Class R....................................................................        840,828.22
  Institutional Class........................................................     17,993,569.29
  Investor Class.............................................................     26,035,346.00

                            SHARES OF AIM FUNDS GROUP


                        OUTSTANDING ON NOVEMBER 30, 2007



                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------

AIM Basic Balanced Fund
  Class A....................................................................     51,801,448.77
  Class B....................................................................     18,783,118.55
  Class C....................................................................     10,180,306.77
  Class R....................................................................        588,319.85
  Institutional Class........................................................        508,596.96
  Investor Class.............................................................     17,840,973.48
AIM European Small Company Fund
  Class A....................................................................     10,440,486.08
  Class B....................................................................      1,874,513.21
  Class C....................................................................      2,213,066.17
AIM Global Value Fund
  Class A....................................................................      8,667,025.30
  Class B....................................................................      3,269,466.56
  Class C....................................................................      2,239,625.21
  Institutional Class........................................................      6,594,436.86
AIM International Small Company Fund
  Class A....................................................................     25,400,607.16
  Class B....................................................................      2,990,135.15
  Class C....................................................................      4,797,422.18
  Institutional Class........................................................      1,458,167.25
AIM Mid Cap Basic Value Fund
  Class A....................................................................      7,653,871.25
  Class B....................................................................      2,982,032.75
  Class C....................................................................      1,746,068.29
  Class R....................................................................         66,947.97
  Institutional Class........................................................      4,228,994.41
AIM Select Equity Fund
  Class A....................................................................     12,985,074.90
  Class B....................................................................      5,133,391.69
  Class C....................................................................      1,530,550.01
AIM Small Cap Equity Fund
  Class A....................................................................     27,154,408.99
  Class B....................................................................      9,227,554.24
  Class C....................................................................      4,545,360.20
  Class R....................................................................      2,089,016.72
  Institutional Class........................................................      2,914,142.16

                          SHARES OF AIM GROWTH SERIES
                        OUTSTANDING ON NOVEMBER 30, 2007



                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------

AIM Basic Value Fund
  Class A....................................................................    68,092,160.56
  Class B....................................................................    31,167,428.55
  Class C....................................................................    12,128,630.46
  Class R....................................................................     1,420,095.88
  Institutional Class........................................................     8,632,384.89
AIM Conservative Allocation Fund
  Class A....................................................................     6,656,043.59
  Class B....................................................................     1,799,163.51
  Class C....................................................................     2,010,063.81
  Class R....................................................................       219,372.26
  Institutional Class........................................................       453,921.48
AIM Global Equity Fund
  Class A....................................................................    19,039,065.31
  Class B....................................................................     5,001,573.00
  Class C....................................................................     2,536,753.66
  Class R....................................................................        18,183.30
  Institutional Class........................................................     4,099,431.24
AIM Growth Allocation Fund
  Class A....................................................................    32,471,462.62
  Class B....................................................................     8,880,237.24
  Class C....................................................................     6,970,642.73
  Class R....................................................................         6,500.43
  Institutional Class........................................................       849,533.39
AIM Income Allocation Fund
  Class A....................................................................     5,587,702.62
  Class B....................................................................     1,052,345.20
  Class C....................................................................     2,357,542.88
  Class R....................................................................        35,571.24
  Institutional Class........................................................           945.62
AIM Independence Now Fund
  Class A....................................................................        73,674.45
  Class B....................................................................        28,519.80
  Class C....................................................................         5,821.64
  Class R....................................................................         5,110.75
  Institutional Class........................................................         5,108.95
AIM Independence 2010 Fund
  Class A....................................................................       144,540.22
  Class B....................................................................        32,620.04
  Class C....................................................................        38,094.16
  Class R....................................................................        11,047.38
  Institutional Class........................................................         5,001.00
AIM Independence 2020 Fund
  Class A....................................................................       224,392.60
  Class B....................................................................        90,698.66
  Class C....................................................................        44,995.71
  Class R....................................................................        57,125.29
  Institutional Class........................................................         1,173.25

                          SHARES OF AIM GROWTH SERIES

                        OUTSTANDING ON NOVEMBER 30, 2007


                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM Independence 2030 Fund
  Class A....................................................................       149,085.28
  Class B....................................................................        63,617.90
  Class C....................................................................        42,374.59
  Class R....................................................................        28,772.64
  Institutional Class........................................................         1,205.93
AIM Independence 2040 Fund
  Class A....................................................................        82,197.04
  Class B....................................................................        46,786.05
  Class C....................................................................        13,149.25
  Class R....................................................................        14,317.66
  Institutional Class........................................................         5,001.00
AIM Independence 2050 Fund
  Class A....................................................................       113,160.61
  Class B....................................................................        18,165.02
  Class C....................................................................        14,218.53
  Class R....................................................................         5,058.29
  Institutional Class........................................................         5,001.00
AIM International Allocation Fund
  Class A....................................................................    18,793,720.90
  Class B....................................................................     2,742,460.36
  Class C....................................................................     6,055,565.59
  Class R....................................................................       279,347.92
  Institutional Class........................................................         4,368.64
AIM Mid Cap Core Equity Fund
  Class A....................................................................    46,398,234.86
  Class B....................................................................    16,821,318.89
  Class C....................................................................     7,793,533.32
  Class R....................................................................     2,536,659.86
  Institutional Class........................................................     2,301,893.08
AIM Moderate Allocation Fund
  Class A....................................................................    35,369,256.54
  Class B....................................................................    12,055,133.68
  Class C....................................................................    10,869,715.22
  Class R....................................................................     1,449,916.05
  Institutional Class........................................................         2,654.94
AIM Moderate Growth Allocation Fund
  Class A....................................................................    25,773,488.97
  Class B....................................................................     5,205,136.10
  Class C....................................................................     5,047,711.69
  Class R....................................................................       395,703.46
  Institutional Class........................................................           852.77
AIM Moderately Conservative Allocation Fund
  Class A....................................................................     6,979,957.31
  Class B....................................................................       953,917.16
  Class C....................................................................     1,226,071.47
  Class R....................................................................       104,151.38
  Institutional Class........................................................         2,651.01

                          SHARES OF AIM GROWTH SERIES

                        OUTSTANDING ON NOVEMBER 30, 2007


                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM Small Cap Growth Fund
  Class A....................................................................    32,970,101.64
  Class B....................................................................     2,145,654.99
  Class C....................................................................       989,809.79
  Class R....................................................................     1,150,360.73
  Institutional Class........................................................     7,324,177.57
  Investor Class.............................................................     8,354,019.20

                         SHARES OF AIM INVESTMENT FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007



                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM China Fund
  Class A....................................................................    12,884,858.35
  Class B....................................................................     1,739,011.16
  Class C....................................................................     4,246,768.95
  Institutional Class........................................................       110,945.69
AIM Developing Markets Fund
  Class A....................................................................    30,168,114.63
  Class B....................................................................     2,810,940.49
  Class C....................................................................     6,024,312.43
  Institutional Class........................................................       818,214.58
AIM Global Health Care Fund
  Class A....................................................................    19,959,438.80
  Class B....................................................................     4,182,507.79
  Class C....................................................................     1,412,038.89
  Investor Class.............................................................    21,394,014.11
AIM International Total Return Fund
  Class A....................................................................       903,946.45
  Class B....................................................................       273,769.25
  Class C....................................................................       315,087.24
  Institutional Class........................................................     3,239,106.23
AIM Japan Fund
  Class A....................................................................       584,263.64
  Class B....................................................................       138,229.84
  Class C....................................................................       168,228.80
  Institutional Class........................................................        75,508.17
AIM LIBOR Alpha Fund
  Class A....................................................................     2,713,100.24
  Class C....................................................................     1,564,282.36
  Class R....................................................................         1,998.09
  Institutional Class........................................................         6,311.91
AIM Trimark Endeavor Fund
  Class A....................................................................     9,203,711.42
  Class B....................................................................     1,324,908.87
  Class C....................................................................     2,513,406.61
  Class R....................................................................       325,669.72
  Institutional Class........................................................       346,697.15
AIM Trimark Fund
  Class A....................................................................     3,249,409.01
  Class B....................................................................       661,380.42
  Class C....................................................................       889,040.39
  Class R....................................................................        35,162.37
  Institutional Class........................................................           602.59
AIM Trimark Small Companies Fund
  Class A....................................................................    27,763,759.72
  Class B....................................................................     1,836,053.44
  Class C....................................................................     7,386,781.69
  Class R....................................................................       730,158.26
  Institutional Class........................................................    10,259,221.81

                    SHARES OF AIM INVESTMENT SECURITIES FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007



                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------

AIM Global Real Estate Fund
  Class A....................................................................     32,263,418.69
  Class B....................................................................      3,181,211.87
  Class C....................................................................      7,197,448.13
  Class R....................................................................        328,648.48
  Institutional Class........................................................        847,570.79
AIM High Yield Fund
  Class A....................................................................     86,152,927.71
  Class B....................................................................     20,734,964.16
  Class C....................................................................      9,193,745.85
  Investor Class.............................................................     27,931,972.03
  Institutional Class........................................................     41,399,680.42
AIM Income Fund
  Class A....................................................................     49,723,542.91
  Class B....................................................................     11,316,542.75
  Class C....................................................................      4,137,973.64
  Class R....................................................................        811,341.09
  Institutional Class........................................................      1,603,375.93
  Investor Class.............................................................     15,043,230.37
AIM Intermediate Government Fund
  Class A....................................................................     33,491,267.76
  Class B....................................................................     12,949,600.17
  Class C....................................................................      4,069,108.06
  Class R....................................................................        583,530.65
  Institutional Class........................................................      2,654,293.05
  Investor Class.............................................................      4,775,826.91
AIM Limited Maturity Treasury Fund
  Class A....................................................................     13,098,867.13
  Class A3...................................................................      3,248,604.04
  Institutional Class........................................................      1,390,844.93
AIM Money Market Fund
  AIM Cash Reserve Shares....................................................    590,594,759.37
  Class B....................................................................    133,750,268.98
  Class C....................................................................     90,086,918.00
  Class R....................................................................     20,917,570.34
  Investor Class.............................................................    277,072,069.80
AIM Municipal Bond Fund
  Class A....................................................................     47,748,604.86
  Class B....................................................................      3,173,160.05
  Class C....................................................................      2,056,348.29
  Investor Class.............................................................     17,158,433.50
AIM Real Estate Fund
  Class A....................................................................     30,310,894.47
  Class B....................................................................      4,494,845.08
  Class C....................................................................      4,420,090.15
  Class R....................................................................      1,303,949.65
  Institutional Class........................................................      2,803,870.17
  Investor Class.............................................................      1,211,484.63

                    SHARES OF AIM INVESTMENT SECURITIES FUNDS


                        OUTSTANDING ON NOVEMBER 30, 2007



                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM Short Term Bond Fund
  Class A....................................................................      3,201,508.68
  Class C....................................................................      8,252,072.08
  Class R....................................................................        212,901.46
  Institutional Class........................................................      7,216,230.33
AIM Total Return Bond Fund
  Class A....................................................................      6,265,139.07
  Class B....................................................................      2,979,128.82
  Class C....................................................................      1,158,543.69
  Class R....................................................................        124,844.23
  Institutional Class........................................................     30,166,670.70

                         SHARES OF AIM TAX-EXEMPT FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007



                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------

AIM High Income Municipal Fund
  Class A....................................................................    46,899,033.64
  Class B....................................................................     3,785,871.08
  Class C....................................................................    12,080,482.83
  Institutional Class........................................................     9,445,382.75
AIM Tax-Exempt Cash Fund
  Class A....................................................................    32,957,642.87
  Investor Class.............................................................    13,524,378.11
AIM Tax-Free Intermediate Fund
  Class A....................................................................    14,710,614.28
  Class A3...................................................................     2,937,866.48
  Institutional Class........................................................        46,502.76

                     SHARES OF SHORT-TERM INVESTMENTS TRUST
                        OUTSTANDING ON NOVEMBER 30, 2007



                                                                              NUMBER OF SHARES
                                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                                         NOVEMBER 30, 2007
--------------------                                                         -----------------

Government & Agency Portfolio
  Cash Management Class....................................................   1,319,126,879.74
  Corporate Class..........................................................     259,327,059.66
  Institutional Class......................................................   1,642,257,138.87
  Personal Investment Class................................................      51,113,832.66
  Private Investment Class.................................................     532,712,773.94
  Reserve Class............................................................      94,457,150.88
  Resource Class...........................................................     280,379,527.43
Government TaxAdvantage Portfolio
  Cash Management Class....................................................      69,698,825.49
  Corporate Class..........................................................          14,135.98
  Institutional Class......................................................     640,012,613.67
  Personal Investment Class................................................      10,974,179.09
  Private Investment Class.................................................      48,854,001.40
  Reserve Class............................................................      12,477,814.62
  Resource Class...........................................................      42,018,085.33
Liquid Assets Portfolio
  Cash Management Class....................................................   2,667,619,976.26
  Corporate Class..........................................................     455,543,096.85
  Institutional Class......................................................  18,770,408,152.89
  Personal Investment Class................................................      74,749,543.82
  Private Investment Class.................................................     905,162,550.07
  Reserve Class............................................................      33,655,508.32
  Resource Class...........................................................     905,085,070.07
STIC Prime Portfolio
  Cash Management Class....................................................   1,616,280,971.57
  Corporate Class..........................................................     264,998,550.17
  Institutional Class......................................................   3,342,893,823.28
  Personal Investment Class................................................     469,663,178.56
  Private Investment Class.................................................     764,832,161.62
  Reserve Class............................................................      29,928,166.26
  Resource Class...........................................................     571,159,083.92
Treasury Portfolio
  Cash Management Class....................................................   5,064,895,518.84
  Corporate Class..........................................................     676,837,803.34
  Institutional Class......................................................   4,217,612,565.18
  Personal Investment Class................................................     408,475,994.97
  Private Investment Class.................................................   1,055,260,683.16
  Reserve Class............................................................      76,458,667.33
  Resource Class...........................................................     491,419,747.41

                                                                       EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of each Trust who was not affiliated with AIM during the year ended December 31, 2006.

                                                           AGGREGATE COMPENSATION FROM TRUST(1)
                                  --------------------------------------------------------------------------------------
                                      AIM
                                     CORE                                                AIM
                                  ALLOCATION    AIM      AIM      AIM        AIM     INVESTMENT      AIM      SHORT-TERM
                                   PORTFOLIO   EQUITY   FUNDS    GROWTH  INVESTMENT  SECURITIES  TAX-EXEMPT  INVESTMENTS
NAME OF TRUSTEE                     SERIES     FUNDS    GROUP    SERIES     FUNDS       FUNDS       FUNDS       TRUST
---------------                   ----------  -------  -------  -------  ----------  ----------  ----------  -----------
Bob R. Baker....................    $2,206    $28,150  $12,986  $23,246    $ 9,714     $17,340     $3,892      $41,767
Frank S. Bayley.................     2,366     30,186   13,904   24,892     10,427      18,506      4,175       44,796
James T. Bunch..................     2,046     25,384   11,635   21,020      8,819      16,098      3,608       38,739
Bruce L. Crockett...............     4,184     50,677   23,160   41,464     17,589      32,493      7,160       79,197
Albert R. Dowden................     2,366     30,318   13,983   24,997     10,460      18,544      4,175       44,796
Edward K. Dunn, Jr.(5)..........        --     13,083       --       --      3,308          --         --           --
Jack M. Fields..................     2,046     26,247   12,147   21,704      9,034      16,098      3,608       38,739
Carl Frischling(6)..............     2,046     26,247   12,147   21,704      9,034      16,098      3,608       38,739
Prema Mathai-Davis..............     2,144     28,017   12,580   22,477      9,681      16,790      4,175       40,571
Lewis F. Pennock................     2,046     26,247   12,147   21,704      9,034      16,098      3,608       38,739
Ruth H. Quigley(7)..............     2,366     29,963   13,983   24,997     10,371      18,544      4,175       44,796
Larry Soll......................     2,046     26,247   12,147   21,704      9,034      16,098      3,608       38,739
Raymond Stickel, Jr. ...........     2,366     28,130   13,196   23,821      9,841      18,544      4,118       44,796
                                  RETIREMENT    ESTIMATED        TOTAL
                                   BENEFITS       ANNUAL     COMPENSATION
                                    ACCRUED      BENEFITS      FROM ALL
                                  BY ALL AIM       UPON           AIM
NAME OF TRUSTEE                    FUNDS(2)   RETIREMENT(3)    FUNDS(4)
---------------                   ----------  -------------  ------------
Bob R. Baker....................   $230,089      $177,882      $225,000
Frank S. Bayley.................    160,600       126,750       241,000
James T. Bunch..................    149,379       126,750       203,500
Bruce L. Crockett...............     83,163       126,750       402,000
Albert R. Dowden................    105,204       126,750       242,000
Edward K. Dunn, Jr.(5)..........    146,326       126,750        59,750
Jack M. Fields..................    104,145       126,750       210,000
Carl Frischling(6)..............     91,932       126,750       210,000
Prema Mathai-Davis..............    102,401       126,750       217,500
Lewis F. Pennock................     85,580       126,750       210,000
Ruth H. Quigley(7)..............    187,330       126,750       242,000
Larry Soll......................    193,510       146,697       210,000
Raymond Stickel, Jr. ...........     77,561       126,750       230,750



--------

   (1) Amounts shown for AIM Core Allocation Portfolio Series and Short-Term Investments Trust are as of their fiscal years ended August 31, 2007. Amounts shown for AIM Equity Funds and AIM Investment Funds are as of their fiscal years ended October 31, 2006. Amounts shown for AIM Funds Group and AIM Growth Series are as of their fiscal years ended December 31, 2006. Amounts shown for AIM Investment Securities Funds are as of its fiscal year ended July 31, 2007. Amounts shown for AIM Tax-Exempt Funds are as of its fiscal year ended March 31, 2007. The total amount of compensation deferred by all trustees of AIM Core Allocation Portfolio Series and Short-Term Investments Trust during the fiscal year ended August 31, 2007, including earnings, was $4,932 and $144,358, respectively. The total amount of compensation deferred by all trustees of AIM Equity Funds and AIM Investments Funds during the fiscal year ended October 31, 2006, including earnings, was $106,701 and $21,296 respectively. The total amount of compensation deferred by all trustees of AIM Funds Group and AIM Growth Series during the fiscal year ended December 31, 2006, including earnings, was $41,353 and $56,666, respectively. The total amount of compensation deferred by all trustees of AIM Investment Securities Funds during the fiscal year ended July 31, 2007, including earnings, was $64,617. The total amount of compensation deferred by all trustees of AIM Tax-Exempt Funds, during the fiscal year ended March 31, 2007, including earnings, was $14,741.



   (2) During the fiscal year ended August 31, 2007, the total amount of expenses allocated to AIM Core Allocation Portfolio Series and Short-Term Investments Trust in respect of such retirement benefits was $0 and $616,797, respectively. During the fiscal year ended October 31, 2006, the total amount of expenses allocated to AIM Equity Funds and AIM Investment Funds in respect of such retirement benefits was $236,675 and $24,699, respectively. During the fiscal year ended December 31, 2006, the total amount of expenses allocated to AIM Funds Group and AIM Growth Series in respect of such retirement benefits was $82,797 and $191,037, respectively. During the fiscal year ended July 31, 2007, the total amount of expenses allocated to AIM Investment Securities Funds in respect of such retirement benefits was $106,850. During the fiscal year ended March 31, 2007, the total amount of expenses allocated to AIM Tax-Exempt Funds, in respect of such retirement benefits was $13,054.



   (3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


   (4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.


   (5) Mr. Dunn retired effective as of March 31, 2006.



   (6) During the fiscal year ended August 31, 2007, AIM Core Allocation Portfolio Series and Short-Term Investments Trust paid $0 and $179,886, respectively in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of the Trusts. During the fiscal year ended October 31, 2006, AIM Equity Funds and AIM Investment Funds paid $75,027 and $28,356, respectively in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trusts. During the fiscal year ended December 31, 2006, AIM Funds Group and AIM Growth Series paid $14,483 and $84,795, respectively in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trusts. During the fiscal year ended July 31, 2007, AIM Investment Securities Funds paid $62,939 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trust. During the fiscal year ended March 31, 2007, AIM Tax-Exempt Funds paid $14,364 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of such Trust. Mr. Frischling is a partner of Kramer Levin.



   (7) Miss Quigley will retire effective as of December 31, 2007.

                                                                       EXHIBIT C

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AFFILIATED SUB-ADVISERS


AIM FUNDS MANAGEMENT INC.



     The following table provides information with respect to the principal executive officer and the directors of AIM Funds Management Inc. The business address of the principal executive officer and each director is 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7.


NAME                                   POSITION                        PRINCIPAL OCCUPATION(S)
----                                   --------                        -----------------------
Philip A. Taylor...........    Director, President and     Director, Chief Executive Officer and
                               Chief Executive Officer     President, AIM Mutual Fund Dealer Inc.
                                                           (registered broker dealer), A I M Advisors,
                                                           Inc., AIM Funds Management Inc. d/b/a INVESCO
                                                           Enterprise Services (registered investment
                                                           advisor and registered transfer agent) and
                                                           1371 Preferred Inc. (holding company);
                                                           Director and Chief Executive Officer, AIM
                                                           Trimark Corporate Class Inc. (corporate mutual
                                                           fund company) and AIM Trimark Canada Fund Inc.
                                                           (corporate mutual fund company); Director,
                                                           Chairman, Chief Executive Officer and
                                                           President, A I M Management Group Inc. and
                                                           A I M Capital Management, Inc. (registered
                                                           investment advisor); Director and President,
                                                           INVESCO Funds Group, Inc. (registered
                                                           investment advisor and registered transfer
                                                           agent) and AIM GP Canada Inc. (general partner
                                                           for limited partnership); Director, A I M
                                                           Distributors, Inc. (registered broker dealer);
                                                           Director and Chairman, AIM Investment
                                                           Services, Inc. (registered transfer agent) and
                                                           INVESCO Distributors, Inc. (registered broker
                                                           dealer); Director, President and Chairman, IVZ
                                                           Callco Inc. (holding company), INVESCO Inc.
                                                           (holding company) and AIM Canada Holdings Inc.
                                                           (holding company); Trustee, President and
                                                           Principal Executive Officer, The AIM Family of
                                                           Funds(R) (other than AIM Treasurer's Series
                                                           Trust, Short-Term Investments Trust and Tax-
                                                           Free Investments Trust only); Trustee and
                                                           Executive Vice President, The AIM Family of
                                                           Funds(R) (AIM Treasurer's Series Trust, Short-
                                                           Term Investments Trust and Tax-Free
                                                           Investments Trust only); and Manager,
                                                           PowerShares Capital Management LLC.
David Colvin Warren........   Director, Chief Financial    Vice President, 1371 Preferred Inc., AIM Funds
                              Officer and Executive Vice   Management Inc., AIM Mutual Fund Dealer Inc.,
                                      President            INVESCO Inc. and IVZ Callco Inc.; Director,
                                                           AIM Canada Holdings Inc. and AIM GP Canada
                                                           Inc.; Senior Vice President and Chief
                                                           Administration Officer, A I M Advisors, Inc.,
                                                           A I M Capital Management, Inc. and AIM Private
                                                           Asset Management, Inc.; and Senior Vice
                                                           President, A I M Management Group Inc.
Peter Intraligi............   Director, Chief Operating    Director and Senior Vice President, 1371
                              Officer and Executive Vice   Preferred Inc.; Director, AIM Canada Holdings
                                      President            Inc.; Director, Chief Operating Officer and
                                                           Executive Vice President, AIM Funds Management
                                                           Inc. and IVZ Callco Inc; and Director and
                                                           Executive Vice President, INVESCO Inc.
Susan J. Han...............   Director, General Counsel,   Director, General Counsel, Senior Vice
                              Senior Vice President and    President and Secretary, AIM Funds Management
                                      Secretary            Inc. and 1371 Preferred Inc.; Director and
                                                           Secretary, INVESCO Inc., AIM Canada Holdings
                                                           Inc., AIM Mutual Fund Dealer Inc., AIM GP
                                                           Canada Inc. and IVZ Callco Inc.; and Senior
                                                           Vice President, General Counsel and Secretary,
                                                           AIM Trimark Corporate Class Inc. and AIM
                                                           Trimark Canada Fund Inc.
Graham Anderson............    Director and Senior Vice    Director and Senior Vice President,
                                President, Investments     Investments Operations, AIM Funds Management
                                      Operations           Inc.

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Deutschland GmbH. The business address of the principal executive officer and each director is Bleichstrasse 60-62, Frankfurt, Germany 60313.


NAME                                    POSITION                        PRINCIPAL OCCUPATION(S)
----                                    --------                        -----------------------
Karl-Georg Bayer............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH.
Bernhard Langer.............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH; and Director, INVESCO
                                                            Kapitalanlaegesellschaft mbH
Alexander Heinrich Lehmann..       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH and President, INVESCO Asset
                                                            Management (Switzerland) Ltd.
Christian Puschmann.........            Manager             Director, INVESCO Holding Germany Ltd & Co OHG
                                                            and INVESCO Kapitalanlaegesellschaft mbH; and
                                                            Manager, INVESCO Asset Management Deutschland
                                                            GmbH.




INVESCO ASSET MANAGEMENT LIMITED



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Limited. The business address of the principal executive officer and each director is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.


NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Duthie............            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO North American Group Ltd., INVESCO
                                                              Pacific Group Ltd., INVESCO Pensions Ltd.,
                                                              INVESCO Savings Scheme (Nominees) Ltd.,
                                                              INVESCO Trustee Corporation Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.
Roderick George Howard Ellis..            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Asset Management SA,
                                                              INVESCO CE SA, INVESCO CE Services SA, INVESCO
                                                              Continental Europe Holdings SA, INVESCO
                                                              Continental Europe Service Centre SA, INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd., INVESCO Group Ltd., INVESCO GT
                                                              Asset Management PLC, INVESCO Holland B.V.,
                                                              INVESCO International (Southern Africa) Ltd.,
                                                              INVESCO Pacific Group Ltd., INVESCO Pensions
                                                              Ltd., INVESCO Real Estate Ltd., INVESCO
                                                              Savings Scheme (Nominees) Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.; Supervisory Board, INVESCO
                                                              Asset Management Oesterreich GmbH and INVESCO
                                                              Kapitalanlagegesellschaft mbH; Director and
                                                              Deputy Chairman, INVESCO Global Asset
                                                              Management (Bermuda) Ltd.; and Director, Chief
                                                              Executive Officer and President, INVESCO
                                                              Pacific Holdings Ltd.

NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Yerbury...........            Director            Director and Chief Executive, Atlantic Wealth
                                                              Management Ltd., INVESCO Administration
                                                              Services Ltd., INVESCO Asset Management Ltd.,
                                                              INVESCO Fund Managers Ltd., INVESCO Global
                                                              Investment Funds Ltd., INVESCO Pension Ltd.
                                                              and Perpetual Portfolio Management Ltd.;
                                                              Director, INVESCO UK Ltd. and Perpetual plc;
                                                              and Executive Management Committee and Senior
                                                              Managing Director, Invesco Ltd.
John Rowland..................            Director            Director, Atlantic Wealth Management Ltd.,
                                                              INVESCO Administration Services Ltd., INVESCO
                                                              Asset Management Ireland Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Distributors Ltd., INVESCO
                                                              Global Investment Funds Ltd., INVESCO
                                                              Management S.A., INVESCO UK Ltd., Investment
                                                              Fund Administrators Ltd. and Perpetual
                                                              Portfolio Management Ltd.
Graeme John Proudfoot.........            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO International Holdings Ltd., INVESCO
                                                              North American Group Ltd., INVESCO Pacific
                                                              Group Ltd., INVESCO Savings Scheme (Nominees)
                                                              Ltd., INVESCO Trustee Corporation Ltd.,
                                                              INVESCO UK Holdings PLC, INVESCO UK Ltd., IST
                                                              123 LTD, Lombard Place Securities Ltd.,
                                                              Perpetual Administration Ltd., Perpetual plc,
                                                              Perpetual Unit Trust Management (Nominees)
                                                              Ltd. and Sermon Lane Nominees Ltd.; Alternate
                                                              Director, INVESCO Japan Discovery Trust plc;
                                                              Director and Secretary, AMVESCAP Ltd. and
                                                              Atlantic Wealth Holdings Ltd.; Director and
                                                              Vice President, INVESCO Pacific Holdings Ltd.;
                                                              and Secretary, Royal Canoe Club Trust.
Ian David Trevers.............            Director            Director, INVESCO Administration Services
                                                              Ltd., INVESCO Asset Management Ltd., INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd. and INVESCO Pensions Ltd.
Nigel Marcus Doman............            Director            Director, A I M Global Management Company
                                                              Ltd., INVESCO Asset Management Ltd. and Short-
                                                              Term Investments Company (Global Series)
                                                              Public Limited Company.
Andrew John Rofe..............            Director            Director, INVESCO Asset Management Ltd.,
                                                              Consolidated Properties Investments and
                                                              Metrose Properties Ltd.




INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management (Japan) Limited. The business address of the principal executive officer and each director is 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Andrew Tak Shing Lo......            Director             Chairman and Director, County Investment
                                                          Management Pty Ltd., INVESCO Asset Management
                                                          Australia (Holdings) Ltd., Invesco Australia
                                                          Ltd. and INVESCO Pacific Partner Ltd; Director,
                                                          Invesco Asset Management (Japan) Ltd., INVESCO
                                                          Asset Management Asia Ltd., INVESCO Asset
                                                          Management Pacific Ltd., INVESCO Asset
                                                          Management Singapore Ltd., Invesco Hong Kong
                                                          Ltd., INVESCO Great Wall Fund Management Company
                                                          Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                          Taiwan Ltd.; Executive Management Committee,
                                                          Invesco Ltd.; and Vice President, Invesco
                                                          Institutional (N.A.), Inc.
Atsushi Kawakami.........            Director             Director, Invesco Asset Management (Japan) Ltd.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Alexander Maurice Prout..     Chief Executive Officer     Chief Representative Director, Invesco Asset
                                                          Management (Japan) Ltd.
Masakazu Hasegawa........            Director             Director, Invesco Asset Management (Japan) Ltd.
                                                          and INVESCO Pacific Partner Ltd.




INVESCO AUSTRALIA LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Australia Limited. The business address of the principal executive officer and each director is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....      Chairman and Director      Chairman and Director, County Investment
                                                         Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd.; and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
John Wallace Nairn......            Director             Director, INVESCO Asset Management Australia
                                                         (Holdings) Ltd. and Invesco Australia Ltd.
Michael Joseph O'Brien..  Director and Chief Executive   Director and Chief Executive Officer, Invesco
                                     Officer             Australia Ltd.; and Director, County Investment
                                                         Management Pty Ltd. and INVESCO Asset Management
                                                         Australia (Holdings) Ltd.
Mark David Yesberg......            Director             Director, Invesco Australia Ltd.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Australia (Holdings) Ltd.,
                                                         INVESCO Asset Management Pacific Ltd., INVESCO
                                                         Asset Management Singapore Ltd., Invesco
                                                         Australia Ltd. and INVESCO Pacific Holdings
                                                         Ltd.; Director and Finance Director, Invesco
                                                         Hong Kong Ltd.; Director and Deputy Chairman,
                                                         INVESCO Pacific Partner Ltd; and Secretary, IRE
                                                         (Hong Kong) Ltd.




INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Global Asset Management (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Kirk Fredrick Holland....   Chief Executive Officer and   Chief Executive Officer and President, Invesco
                                     President            Global Asset Management (N.A.), Inc.; and Vice
                                                          President, Invesco Institutional (N.A.), Inc.
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc. and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO HONG KONG LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Hong Kong Limited. The business address of the principal executive officer and each director is 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....  Director and Chief Executive   Chairman and Director, County Investment
                                     Officer             Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd.; and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd, INVESCO Asset
                                                         Management Australia (Holdings) Ltd., INVESCO
                                                         Asset Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Holdings Ltd.; Director
                                                         and Finance Director, Invesco Hong Kong Ltd.;
                                                         Director and Deputy Chairman, INVESCO Pacific
                                                         Partner Ltd.; and Secretary, IRE (Hong Kong)
                                                         Ltd.
Gracie Yuen See Liu.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
John Gerald Greenwood...            Director             Director, INVESCO Asset Management Asia Ltd. and
                                                         INVESCO Asset Management Singapore Ltd; and
                                                         Director and Vice Chairman, Invesco Hong Kong
                                                         Ltd.
Siu Mei Lee.............            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
Anna Seen Ming Tong.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd. and Invesco Hong Kong
                                                         Ltd.

INVESCO INSTITUTIONAL (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Institutional (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc., and INVESCO Funds Group, Inc.
Gregory Mark Armour......    Director, Chief Executive    Chairman and Director, Invesco Global Asset
                               Officer and President      Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., INVESCO Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO SENIOR SECURED MANAGEMENT, INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Senior Secured Management, Inc. The business address of the principal executive officer and each director is 1166 Avenue of the Americas, New York, New York 10036.


           NAME                      POSITION                          PRINCIPAL OCCUPATION(S)
           ----                      --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer,  A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.
Gregory Stoeckle.........      Managing Director and      Managing Director and President, Invesco Senior
                                     President            Secured Management, Inc.; and Senior Vice
                                                          President, Invesco Private Capital, Inc.
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.

                                                                       EXHIBIT D

                        EXISTING SUB-ADVISORY AGREEMENTS


                                                                 DATE SUB-ADVISER
                                                                BECAME SUB-ADVISER   DATE LAST SUBMITTED
                                                               UNDER EXISTING SUB-       TO A VOTE OF
NAME OF FUND AND SUB-ADVISER                                    ADVISORY AGREEMENT       SHAREHOLDERS
----------------------------                                   -------------------   -------------------
AIM China Fund ..............................................     March 31, 2006            N/A(1)
  (INVESCO Hong Kong Limited)
AIM Global Real Estate Fund..................................     April 29, 2005            N/A(1)
  (INVESCO Institutional (N.A.), Inc.)
AIM LIBOR Alpha Fund.........................................     March 31, 2006            N/A(1)
  (INVESCO Institutional (N.A.), Inc.)
AIM International Total Return Fund..........................     March 31, 2006            N/A(1)
  (INVESCO Asset Management Limited)
AIM Japan Fund...............................................     March 31, 2006            N/A(1)
  (INVESCO Asset Management (Japan) Limited)
AIM Real Estate Fund.........................................    October 29, 2003    October 21, 2003(2)
  (INVESCO Institutional (N.A.), Inc.)
AIM Trimark Endeavor Fund ...................................    November 4, 2003           N/A(1)
  (AIM Funds Management Inc.)
AIM Trimark Fund.............................................    November 4, 2003           N/A(1)
  (AIM Funds Management Inc.)
AIM Trimark Small Companies Fund ............................    November 4, 2003           N/A(1)
  (AIM Funds Management Inc.)
Series C.....................................................   December 30, 2005           N/A(1)
  (INVESCO Institutional (N.A.), Inc.)
Series M.....................................................   December 30, 2005           N/A(1)
  (INVESCO Institutional (N.A.), Inc.)




--------

   (1) The applicable Fund's initial shareholder initially approved the sub-advisory agreement and such Fund's public shareholders have not subsequently voted on the sub-advisory agreement.

   (2) On November 3, 2003, INVESCO Real Estate Opportunity Fund was combined with AIM Real Estate Fund. In connection with such combination, shareholders of INVESCO Real Estate Opportunity Fund voted on the sub-advisory agreement on October 21, 2003.

                                                                       EXHIBIT E

                 SUB-ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS


     The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco Institutional (N.A.), Inc. by A I M Advisors, Inc. ("AIM"), the investment adviser to the funds listed in the following table, all of which have similar investment objectives.


                                                                                        FEE WAIVER, EXPENSE
                                                                                         LIMITATIONS AND/OR
                                                                    TOTAL NET ASSETS          EXPENSE
                                                                      FOR THE MOST       REIMBURSEMENTS FOR
                                                                   RECENTLY COMPLETED    THE MOST RECENTLY
                                    ANNUAL SUB-ADVISORY             FISCAL PERIOD OR      COMPLETED FISCAL
NAME OF FUND                              FEE RATE                        YEAR             PERIOD OR YEAR
------------               -------------------------------------   ------------------   -------------------
AIM Global Real Estate                                                                       Fee Waiver
  Fund...................  40% of the compensation paid by the       $  662,316,830
                           Fund to AIM on the sub-advised assets
AIM Real Estate Fund.....  40% of the compensation paid by the       $1,453,676,572          Fee Waiver
                           Fund to AIM on the sub-advised assets
AIM Select Real Estate                                                                       Fee Waiver
  Income Fund............  40% of the compensation paid by the       $  224,637,143
                           Fund to AIM on the sub-advised assets
AIM V.I. Global Real                                                                         Fee Waiver
  Estate Fund............  40% of the compensation paid by the       $  193,065,749
                           Fund to AIM on the sub-advised assets






     The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco Institutional (N.A.), Inc. with respect to other registered investment companies sub-advised by Invesco Institutional (N.A.), Inc., which have similar investment objectives to AIM Small Cap Equity Fund and AIM Trimark Small Companies Fund (i.e., Diversified Special Equity
Fund) and to the funds listed above (i.e., both Russell Real Estate Securities Funds).


                                                                                                FEE WAIVER, EXPENSE
                                                                                                 LIMITATIONS AND/OR
                                                                             TOTAL NET ASSETS         EXPENSE
                                                                               FOR THE MOST      REIMBURSEMENTS FOR
                                                                                 RECENTLY        THE MOST RECENTLY
                                                                             COMPLETED FISCAL     COMPLETED FISCAL
NAME OF FUND                              ANNUAL SUB-ADVISORY FEE RATE        PERIOD OR YEAR       PERIOD OR YEAR
------------                              ----------------------------       ----------------   -------------------
Diversified Special Equity Fund.....  0.55% of the first $100 million          $248,702,024             None
                                      of net assets
                                      0.45% of the next $100 million
                                      of net assets
                                      0.30% of the next $100 million
                                      of net assets
                                      0.20% of the net assets in excess of
                                      $300 million
Real Estate Securities Fund (a
  series portfolio of Russell
  Investment Company)...............  0.25% on the first $200 million          $645,213,109             None
                                      0.20% on all amounts thereafter
Real Estate Securities Fund (a
  series portfolio of Russell
  Investment Funds).................  0.25% on the first $200 million          $184,874,917             None
                                      0.20% on all amounts thereafter





     The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco Global Asset Management (N.A.), Inc. with respect to another registered investment company sub-advised by Invesco Global Asset Management (N.A.), Inc., which has similar investment objectives to AIM Global Equity Fund and AIM Trimark Fund.


                                                                                                FEE WAIVER, EXPENSE
                                                                                                 LIMITATIONS AND/OR
                                                                             TOTAL NET ASSETS         EXPENSE
                                                                               FOR THE MOST      REIMBURSEMENTS FOR
                                                                                 RECENTLY        THE MOST RECENTLY
                                                                             COMPLETED FISCAL     COMPLETED FISCAL
NAME OF FUND                              ANNUAL SUB-ADVISORY FEE RATE        PERIOD OR YEAR       PERIOD OR YEAR
------------                              ----------------------------       ----------------   -------------------
Maxim INVESCO ADR Portfolio.........  0.55% of the first $50 million           $276,770,835             None
                                      0.50% of the next $50 million
                                      0.40% over $100 million

                                                                       EXHIBIT F

 CURRENT TEXT OF THE FIRST PARAGRAPH OF SECTION 6.1 OF EACH DECLARATION OF TRUST


     "SECTION 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the termination of the Trust or any Portfolio or Class, provided that the Trustees have called a meeting of the Shareholders for the purpose of approving any such termination, unless, as of the date on which the Trustees have determined to so terminate the Trust or such Portfolio or Class, there are fewer than 100 holders of record of the Trust or of such terminating Portfolio or Class; (iv) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (v) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (vi) approve any amendment to this Article VI, Section 6.1; and (vii) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

                                                                       EXHIBIT G

                               OFFICERS OF TRUSTS

     The following table provides information with respect to the current officers of each Trust. Each officer is elected by each Board and serves for a one year term or until his or her successor is elected and qualified. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, YEAR OF BIRTH AND            OFFICER                                          PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST         SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS
---------------------------        -------           ----------------               -----------------------
Philip A. Taylor(1) -- 1954......    2006   AIM Core Allocation Portfolio      Information about Mr. Taylor is
  President and Principal                   Series                             presented earlier in this proxy
  Executive Officer                         AIM Equity Funds                   statement under "Proposal
                                            AIM Funds Group                    1 -- Election of Trustees -- Who
                                            AIM Growth Series                  Are the Nominees? -- Nominees Who
                                            AIM Investment Funds               Currently Are Interested
                                            AIM Investment Securities Funds    Persons."
  Executive Vice President                  AIM Tax-Exempt Funds
                                            Short-Term Investments Trust
Karen Dunn Kelley -- 1960 .......    1989   Short-Term Investments Trust       Head of INVESCO's World Wide
  President and Principal                                                      Fixed Income and Cash Management
  Executive Officer                  2005   AIM Core Allocation Portfolio      Group; Director of Cash
                                            Series                             Management and Senior Vice
  Vice President                                                               President, A I M Advisors, Inc.
                                     2004   AIM Equity Funds                   and A I M Capital Management,
                                            AIM Growth Series                  Inc.; Executive Vice President,
                                     1993   AIM Investment Funds               A I M Distributors, Inc.; Vice
                                            AIM Tax-Exempt Funds               President, The AIM Family of
                                                                               Funds(R) (other than AIM
                                     1992   AIM Funds Group                    Treasurer's Series Trust, Short-
                                            AIM Investment Securities Funds    Term Investments Trust and Tax-
                                                                               Free Investments Trust); and
                                                                               President and Principal Executive
                                                                               Officer, The AIM Family of
                                                                               Funds(R) (AIM Treasurer's Series
                                                                               Trust, Short-Term Investments
                                                                               Trust and Tax-Free Investments
                                                                               Trust only)

                                                                               Formerly: Director and President,
                                                                               Fund Management Company (former
                                                                               registered broker dealer); Chief
                                                                               Cash Management Officer and
                                                                               Managing Director, A I M Capital
                                                                               Management, Inc.; and Vice
                                                                               President, A I M Advisors, Inc.
                                                                               and The AIM Family of Funds(R)
                                                                               (AIM Treasurer's Series Trust,
                                                                               Short-Term Investments Trust and
                                                                               Tax-Free Investments Trust only)
Russell C. Burk -- 1958..........    2005   AIM Core Allocation Portfolio      Senior Vice President and Senior
  Senior Vice President and                 Series                             Officer, The AIM Family of
  Senior Officer                            AIM Equity Funds                   Funds(R)
                                            AIM Funds Group
                                            AIM Growth Series                  Formerly:  Director of Compliance
                                            AIM Investment Funds               and Assistant General Counsel,
                                            AIM Investment Securities Funds    ICON Advisers, Inc.; Financial
                                            AIM Tax-Exempt Funds               Consultant, Merrill Lynch; and
                                            Short-Term Investments Trust       General Counsel and Director of
                                                                               Compliance, ALPS Mutual Funds,
                                                                               Inc.


----------
     (1) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of the Funds.

NAME, YEAR OF BIRTH AND            OFFICER                                          PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST         SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS
---------------------------        -------           ----------------               -----------------------
John M. Zerr -- 1962.............    2006   AIM Core Allocation Portfolio      Director, Senior Vice President,
  Senior Vice President,                    Series                             Secretary and General Counsel,
  Chief Legal Officer and                   AIM Equity Funds                   A I M Management Group Inc.,
  Secretary                                 AIM Funds Group                    A I M Advisors, Inc. and A I M
                                            AIM Growth Series                  Capital Management, Inc.;
                                            AIM Investment Funds               Director, Vice President and
                                            AIM Investment Securities Funds    Secretary, INVESCO Distributors,
                                            AIM Tax-Exempt Funds               Inc. and AIM Investment Services,
                                            Short-Term Investments Trust       Inc.; Director, Senior Vice
                                                                               President and Secretary, A I M
                                                                               Distributors, Inc.; Director and
                                                                               Vice President, INVESCO Funds
                                                                               Group, Inc.; Senior Vice
                                                                               President, Chief Legal Officer
                                                                               and Secretary, The AIM Family of
                                                                               Funds(R); and Manager,
                                                                               PowerShares Capital Management
                                                                               LLC

                                                                               Formerly: Director, Vice
                                                                               President and Secretary, Fund
                                                                               Management Company (former
                                                                               registered broker dealer); Vice
                                                                               President, A I M Capital
                                                                               Management, Inc.; Chief Operating
                                                                               Officer, Senior Vice President,
                                                                               General Counsel and Secretary,
                                                                               Liberty Ridge Capital, Inc. (an
                                                                               investment adviser); Vice
                                                                               President and Secretary, PBHG
                                                                               Funds (an investment company);
                                                                               Vice President and Secretary,
                                                                               PBHG Insurance Series Fund (an
                                                                               investment company); Chief
                                                                               Operating Officer, General
                                                                               Counsel and Secretary, Old Mutual
                                                                               Investment Partners (a broker-
                                                                               dealer); General Counsel and
                                                                               Secretary, Old Mutual Fund
                                                                               Services (an administrator);
                                                                               General Counsel and Secretary,
                                                                               Old Mutual Shareholder Services
                                                                               (a shareholder servicing center);
                                                                               Executive Vice President, General
                                                                               Counsel and Secretary, Old Mutual
                                                                               Capital, Inc. (an investment
                                                                               adviser); and Vice President and
                                                                               Secretary, Old Mutual Advisors
                                                                               Funds (an investment company)
Lisa O. Brinkley -- 1959 ........    2005   AIM Core Allocation Portfolio      Global Compliance Director,
  Vice President                            Series                             INVESCO PLC; and Vice President,
                                                                               The AIM Family of Funds(R)
                                     2004   AIM Equity Funds
                                            AIM Funds Group                    Formerly:  Senior Vice President,
                                            AIM Growth Series                  A I M Management Group Inc.;
                                            AIM Investment Funds               Senior Vice President and Chief
                                            AIM Investment Securities Funds    Compliance Officer, A I M
                                            AIM Tax-Exempt Funds               Advisors, Inc.; Vice President
                                            Short-Term Investments Trust       and Chief Compliance Officer,
                                                                               A I M Capital Management, Inc.
                                                                               and A I M Distributors, Inc.;
                                                                               Vice President, AIM Investment
                                                                               Services, Inc. and Fund
                                                                               Management Company (former
                                                                               registered broker dealer); Senior
                                                                               Vice President and Chief
                                                                               Compliance Officer, The AIM
                                                                               Family of Funds(R); and Senior
                                                                               Vice President and Compliance
                                                                               Director, Delaware Investments
                                                                               Family of Funds

NAME, YEAR OF BIRTH AND            OFFICER                                          PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST         SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS
---------------------------        -------           ----------------               -----------------------
Kevin M. Carome -- 1956..........    2005   AIM Core Allocation Portfolio      Senior Vice President and General
  Vice President                            Series                             Counsel, Invesco Holding Company
                                     2003                                      Ltd. (formerly known as INVESCO
                                            AIM Equity Funds                   PLC); Director, INVESCO Funds
                                            AIM Funds Group                    Group, Inc.; Director and
                                            AIM Growth Series                  Secretary, IVZ, Inc. and INVESCO
                                            AIM Investment Funds               Group Services, Inc.; Secretary,
                                            AIM Investment Securities Funds    INVESCO North America Holdings,
                                            AIM Tax-Exempt Funds               Inc.; and Vice President, The AIM
                                            Short-Term Investments Trust       Family of Funds(R)

                                                                               Formerly:  Director, Senior Vice
                                                                               President, Secretary and General
                                                                               Counsel, A I M Management Group
                                                                               Inc. and A I M Advisors, Inc.;
                                                                               Senior Vice President, A I M
                                                                               Distributors, Inc.; Director,
                                                                               Vice President and General
                                                                               Counsel, Fund Management Company
                                                                               (former registered broker
                                                                               dealer); Vice President, A I M
                                                                               Capital Management, Inc. and AIM
                                                                               Investment Services, Inc.; and
                                                                               Senior Vice President, Chief
                                                                               Legal Officer and Secretary, The
                                                                               AIM Family of Funds(R); Director
                                                                               and Vice President, INVESCO
                                                                               Distributors, Inc.; Chief
                                                                               Executive Officer and President,
                                                                               INVESCO Funds Group; Senior Vice
                                                                               President and General Counsel,
                                                                               Liberty Financial Companies,
                                                                               Inc.; and Senior Vice President
                                                                               and General Counsel, Liberty
                                                                               Funds Group, LLC
Sidney M. Dilgren -- 1961........    2005   AIM Core Allocation Portfolio      Vice President , A I M Advisors,
  Vice President, Treasurer and             Series                             Inc. and A I M Capital Management
  Principal Financial Officer                                                  Inc.; and Vice President,
                                     2004   AIM Equity Funds                   Treasurer and Principal Financial
                                            AIM Funds Group                    Officer, The AIM Family of
                                            AIM Growth Series                  Funds(R)
                                            AIM Investment Funds
                                            AIM Investment Securities Funds    Formerly:  Fund Treasurer, A I M
                                            AIM Tax-Exempt Funds               Advisors, Inc.; Senior Vice
                                            Short-Term Investments Trust       President, AIM Investment
                                                                               Services, Inc. and Vice
                                                                               President, A I M Distributors,
                                                                               Inc.
Lance A. Rejsek -- 1967 .........    2005   AIM Core Allocation Portfolio      Anti-Money Laundering Compliance
  Anti-Money Laundering                     Series                             Officer, A I M Advisors, Inc.,
  Compliance Officer                        AIM Equity Funds                   A I M Capital Management, Inc.,
                                            AIM Funds Group                    A I M Distributors, Inc., AIM
                                            AIM Growth Series                  Investment Services, Inc., AIM
                                            AIM Investment Funds               Private Asset Management, Inc.
                                            AIM Investment Securities Funds    and The AIM Family of Funds(R)
                                            AIM Tax-Exempt Funds
                                            Short-Term Investments Trust       Formerly: Anti-Money Laundering
                                                                               Compliance Officer, Fund
                                                                               Management Company (former
                                                                               registered broker dealer); and
                                                                               Manager of the Fraud Prevention
                                                                               Department, AIM Investment
                                                                               Services, Inc.

NAME, YEAR OF BIRTH AND            OFFICER                                          PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST         SINCE            NAME OF TRUST(S)                 DURING PAST 5 YEARS
---------------------------        -------           ----------------               -----------------------
Todd L. Spillane -- 1958 ........    2006   AIM Core Allocation Portfolio      Senior Vice President, A I M
  Chief Compliance Officer                  Series                             Management Group Inc.; Senior
                                            AIM Equity Funds                   Vice President and Chief
                                            AIM Funds Group                    Compliance Officer, A I M
                                            AIM Growth Series                  Advisors, Inc. and A I M Capital
                                            AIM Investment Funds               Management, Inc.; Chief
                                            AIM Investment Securities Funds    Compliance Officer, The AIM
                                            AIM Tax-Exempt Funds               Family of Funds(R), INVESCO
                                            Short-Term Investments Trust       Global Asset Management (N.A.),
                                                                               Inc. (an investment adviser),
                                                                               INVESCO Institutional (N.A.),
                                                                               Inc. (an investment adviser),
                                                                               INVESCO Private Capital, Inc. (an
                                                                               investment adviser), INVESCO
                                                                               Private Capital Investments, Inc.
                                                                               (holding company) and INVESCO
                                                                               Senior Secured Management, Inc.
                                                                               (an investment adviser); and Vice
                                                                               President, A I M Distributors,
                                                                               Inc. and AIM Investment Services,
                                                                               Inc.

                                                                               Formerly: Chief Compliance
                                                                               Officer and Vice President, Fund
                                                                               Management Company (former
                                                                               registered broker dealer); Vice
                                                                               President, A I M Capital
                                                                               Management, Inc.; Global Head of
                                                                               Product Development, AIG-Global
                                                                               Investment Group, Inc.; Chief
                                                                               Compliance Officer and Deputy
                                                                               General Counsel, AIG-SunAmerica
                                                                               Asset Management, and Chief
                                                                               Compliance Officer, Chief
                                                                               Operating Officer and Deputy
                                                                               General Counsel, American General
                                                                               Investment Management

                                                                       EXHIBIT H

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership, as of October 31, 2007, of shares of beneficial interest of each class of each of the Funds by the trustees, nominees, and current executive officers of the Trusts. No information is given as to a Fund or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of October 31, 2007.

AIM EQUITY FUNDS

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
Martin L. Flanagan.......           AIM Diversified Dividend                   516.913            *
                                   Fund (Institutional Class)
                                    AIM Large Cap Growth Fund                  280.093            *
                                      (Institutional Class)
Frank S. Bayley..........          AIM Charter Fund (Class A)                1,403.917            *
James T. Bunch...........  AIM Large Cap Growth Fund (Investor Class)       10,395.010            *
Bruce L. Crockett........          AIM Charter Fund (Class A)                  218.763            *
                                AIM Constellation Fund (Class A)               172.450            *
Lewis F. Pennock.........    AIM Capital Development Fund (Class A)          1,083.826            *
                                   AIM Charter Fund (Class A)                2,042.606            *
                             AIM Diversified Dividend Fund (Class A)           736.297            *
                            AIM Large Cap Basic Value Fund (Class A)           334.326            *
John M. Zerr.............         AIM Diversified Dividend Fund                432.900            *
                                      (Institutional Class)
                            AIM Large Cap Growth Fund (Institutional           234.329            *
                                             Class)
Lisa O. Brinkley.........         AIM Diversified Dividend Fund                907.219            *
                                      (Institutional Class)
Kevin M. Carome..........         AIM Diversified Dividend Fund                787.695            *
                                      (Institutional Class)
                            AIM Large Cap Growth Fund (Institutional           881.961            *
                                             Class)
Sidney M. Dilgren........    AIM Capital Development Fund (Class A)            858.805            *
                                   AIM Charter Fund (Class A)                5,656.779            *
                                AIM Constellation Fund (Class A)             6,137.978            *
                                  AIM Diversified Dividend Fund              2,446.600            *
                                      (Institutional Class)
                            AIM Large Cap Growth Fund (Institutional         9,421.739            *
                                             Class)
Karen Dunn Kelley........          AIM Charter Fund (Class A)                7,019.738            *
                                AIM Constellation Fund (Class A)             3,477.724            *
                                  AIM Diversified Dividend Fund              4,648.916            *
                                      (Institutional Class)
                            AIM Large Cap Growth Fund (Institutional        10,526.597            *
                                             Class)
All trustees, nominees,                                                      1,942.631
  and current executive
  officers as a group....    AIM Capital Development Fund (Class A)
                                   AIM Charter Fund (Class A)               16,341.803            *
                                AIM Constellation Fund (Class A)             9,788.152            *
                             AIM Diversified Dividend Fund (Class A)           736.297            *
                                  AIM Diversified Dividend Fund              9,740.243            *
                                      (Institutional Class)
                            AIM Large Cap Basic Value Fund (Class A)           334.326            *
                            AIM Large Cap Growth Fund (Institutional        21,344.718            *
                                             Class)
                           AIM Large Cap Growth Fund (Investor Class)       10,395.010            *



AIM FUNDS GROUP

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
Bob R. Baker.............   AIM International Company Fund (Class A)           525.157            *

Frank S. Bayley..........   AIM European Small Company Fund (Class A)        2,154.452            *

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
Bruce L. Crockett........       AIM Select Equity Fund (Class A)               86.8720            *
Lewis F. Pennock.........       AIM Basic Balanced Fund (Class A)            2,245.038            *
                                 AIM Global Value Fund (Class A)               848.652            *
                                AIM Select Equity Fund (Class A)               227.661            *
Ruth H. Quigley..........   AIM European Small Company Fund (Class A)          242.945            *
                              AIM International Small Company Fund           1,325.847            *
                                            (Class A)
                                AIM Select Equity Fund (Class A)               473.487            *
Larry Soll...............   AIM Basic Balanced Fund (Investor Class)         2,058.401            *
                                AIM Select Equity Fund (Class A)             1,732.607            *
Karen Dunn Kelley........       AIM Select Equity Fund (Class A)             1,887.003            *
                               AIM Small Cap Equity Fund (Class A)           5,706.377            *
Lance A. Rejsek..........   AIM European Small Company Fund (Class A)          348.766            *
All trustees, nominees,                                                      2,058.401            *
  and current executive
  officers as a group....   AIM Basic Balanced Fund (Investor Class)
                                AIM Basic Balanced Fund (Class A)            2,245.038            *
                            AIM European Small Company Fund (Class A)        2,746.163            *
                                 AIM Global Value Fund (Class A)               848.652            *
                              AIM International Small Company Fund           1,851.004            *
                                            (Class A)
                                AIM Select Equity Fund (Class A)              4,407.63            *
                               AIM Small Cap Equity Fund (Class A)           5,706.377            *


AIM GROWTH SERIES

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
Martin L. Flanagan.......  AIM Basic Value Fund (Institutional Class)           93.721            *
                            AIM Small Cap Growth Fund  (Institutional           26.448            *
                                             Class)
Bob R. Baker.............     AIM Growth Allocation Fund (Class A)           1,269.544            *
Lewis F. Pennock.........        AIM Basic Value Fund (Class A)                144.088            *
                                AIM Global Equity Fund (Class A)               558.257            *
                             AIM Mid Cap Core Equity Fund (Class A)            235.981            *
Raymond Stickel, Jr. ....   AIM International Allocation Fund  (Class        4,236.745            *
                                               A)
John M. Zerr.............     AIM Basic Value  Fund (Institutional              94.142            *
                                             Class)
                            AIM Small Cap Growth Fund  (Institutional           35.417            *
                                             Class)
Lisa O. Brinkley.........  AIM Basic Value Fund (Institutional Class)          202.912            *
                            AIM Small Cap Growth Fund (Institutional          250.8142            *
                                             Class)
Kevin M. Carome..........  AIM Basic Value Fund (Institutional Class)          280.182            *
                            AIM Small Cap Growth Fund (Institutional           704.352            *
                                             Class)
Sidney M. Dilgren........  AIM Basic Value Fund (Institutional Class)          244.986            *
                            AIM Small Cap Growth Fund (Institutional         2,779.776            *
                                             Class)
Karen Dunn Kelley........  AIM Basic Value Fund (Institutional Class)        2,344.602            *
                               AIM Small Cap Growth Fund (Class A)             486.222            *
                            AIM Small Cap Growth Fund  (Institutional        1,992.854            *
                                             Class)
Lance A. Rejsek..........   AIM Small Cap Growth Fund  (Institutional        1,237.378            *
                                             Class)
Todd L. Spillane.........  AIM Basic Value Fund (Institutional Class)          416.535            *
                            AIM Small Cap Growth Fund  (Institutional          745.240            *
                                             Class)
All trustees, nominees,                                                        144.088            *
  and current executive
  officers as a group....        AIM Basic Value Fund (Class A)
                           AIM Basic Value Fund (Institutional Class)        3,677.078            *

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
                                AIM Global Equity Fund (Class A)               558.257            *
                              AIM Growth Allocation Fund  (Class A)          1,269.544            *
                            AIM International Allocation Fund  (Class        4,236.745            *
                                               A)
                             AIM Mid Cap Core Equity Fund (Class A)            235.981            *
                               AIM Small Cap Growth Fund (Class A)             486.222            *
                            AIM Small Cap Growth Fund (Institutional         7,772.278            *
                                             Class)


AIM INVESTMENT FUNDS

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
Martin L. Flanagan.......        AIM LIBOR Alpha Fund (Class A)             107,188.767           4%
Bob R. Baker.............           AIM China Fund (Class A)                    705.606            *
Frank S. Bayley..........     AIM Developing Markets Fund (Class A)             353.201            *
                            AIM Trimark Small Companies Fund  (Class
                                               A)                             3,099.302            *
Lewis F. Pennock.........     AIM Developing Markets Fund (Class A)             712.321            *
                               AIM Trimark Endeavor Fund (Class A)              301.386            *
                                   AIM Trimark Fund (Class A)                   528.053            *
Ruth H. Quigley..........           AIM China Fund (Class A)                  2,882.360            *
                              AIM Developing Markets Fund (Class A)           2,788.738            *
Larry Soll...............     AIM Global Health Care Fund (Investor
                                             Class)                             927.611            *
Raymond Stickel, Jr. ....   AIM Trimark Small Companies Fund  (Class
                                               A)                             3,466.426            *
All trustees, nominees,
  and current executive
  officers as a group....           AIM China Fund (Class A)                  3,587.966            *
                             AIM Developing  Markets Fund (Class A)            3,854.26            *
                              AIM Global Health Care Fund (Investor
                                             Class)                             927.611            *
                                 AIM LIBOR Alpha Fund (Class A)             107,188.767           4%
                               AIM Trimark Endeavor Fund (Class A)              301.386            *
                                   AIM Trimark Fund (Class A)                   528.053            *
                            AIM Trimark Small Companies Fund  (Class
                                               A)                             6,565.728            *

AIM INVESTMENT SECURITIES FUNDS

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
Frank S. Bayley..........           AIM Income Fund (Class A)                  3,249.262          *
James T. Bunch...........    AIM Money Market Fund  (Investor Class)           4,925.860          *
Bruce L. Crockett........         AIM High Yield Fund (Class A)                  294.321          *
Lewis F. Pennock.........    AIM Global Real Estate Fund  (Class A)              743.226          *
                                  AIM High Yield Fund (Class A)                2,521.998          *
Ruth H. Quigley..........    AIM Global Real Estate Fund  (Class A)              103.406          *
                            AIM Money Market Fund  (AIM Cash Reserve         209,358.310          *
                                             Shares)
Raymond Stickel, Jr. ....             AIM Money Market Fund
                                    (AIM Cash Reserve Shares)                 21,526.770          *
                              AIM Total Return Bond Fund  (Class A)            3,146.525          *
Karen Dunn Kelley........             AIM Money Market Fund                  770,855.780          *
                                    (AIM Cash Reserve Shares)
Lance A. Rejsek..........   AIM Money Market Fund  (AIM Cash Reserve           4,655.060          *
                                             Shares)
Todd L. Spillane.........   AIM Money Market Fund  (AIM Cash Reserve           1,735.810          *
                                             Shares)
All trustees, nominees,                                                          846.632          *
  and current executive
  officers as a group....     AIM Global Real Estate Fund (Class A)
                                  AIM High Yield Fund (Class A)                2,816.319          *
                                      AIM Income  (Class A)                    3,249.262          *
                             AIM Money Market Fund  (Investor Class)           4,925.860          *
                             AIM Money Market Fund (AIM Cash Reserve       1,008,131.730          *
                                             Shares)
                              AIM Total Return Bond Fund  (Class A)            3,146.525          *



AIM TAX-EXEMPT FUNDS

                                                                         NUMBER OF SHARES
NAME OF TRUSTEE/                                                           OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                          FUND AND CLASS                 OWNED BENEFICIALLY      CLASS
----------------                         --------------                 ------------------   ----------
James T. Bunch...........   AIM High Income Municipal Fund (Class A)        12,979.946            *
Larry Soll...............   AIM High Income Municipal Fund  (Class A)       16,726.222            *
All trustees, nominees,                                                     29,706.168            *
  and current executive
  officers as a group....   AIM High Income Municipal Fund  (Class A)



--------

   * To the best knowledge of each Trust, the ownership of shares of each series portfolio of each Trust by trustees, nominees and current executive officers of each Trust as a group constituted less than 1% of each class of each series portfolio of the Trusts as of October 31, 2007.

AIM CORE ALLOCATION PORTFOLIO SERIES

     To the best knowledge of AIM Core Allocation Portfolio Series, as of October 31, 2007, no trustee, nominee, or current executive officer of the Trust owned shares of beneficial interest of any class of Series C or Series M.

SHORT-TERM INVESTMENTS TRUST

     To the best knowledge of Short-Term Investments Trust, as of October 31, 2007, no trustee, nominee or current executive officer of the Trust owned shares of beneficial interest of any class of Government & Agency Portfolio, Government TaxAdvantage Portfolio, Liquid Assets Portfolio, STIC Prime Portfolio or Treasury Portfolio.

                                                                       EXHIBIT I

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of October 31, 2007, to the best knowledge of Trusts owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.




                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
AIM CORE ALLOCATION
  PORTFOLIO SERIES
Merrill Lynch Pierce             Series C              922,504.25     99.15%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Series M              926,089.95     99.02%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
AIM EQUITY FUNDS
AIM CAPITAL DEVELOPMENT
  FUND
Pershing LLC............         Class A             7,807,638.30     11.14%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A             5,395,207.27      7.70%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class B             1,287,959.32     11.67%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C             1,122,875.94     14.33%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               961,477.63     12.27%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C               456,168.72      5.82%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class R               560,722.03     14.99%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Delaware Charter                 Class R               405,805.46     10.85%
  Guarantee & Trust.....
  FBO Various Qualified
  Plans
  711 High St
  Des Moines, IA 50309-
  2732
Delaware Charter                 Class R               228,287.92      6.10%
  Guarantee & Trust.....
  FBO Principal
  Financial Group
  Omnibus Qualified
  711 High St
  Des Moines, IA 50309-
  2732
AIM Moderate Asset         Institutional Class       1,746,956.10     28.05%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
National Financial         Institutional Class         958,313.61     15.38%
  Services Corp.........
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Floor
  Attn: Kate-Recon
  New York, NY 10281-
  5503
AIG Federal Savings        Institutional Class         603,243.30      9.68%
  Bank..................
  State of Florida
  Employees Def Com
  2929 Allen Pkwy Ste
  L3-00
  Houston, TX 77019-2118
Merrill Lynch Pierce       Institutional Class         562,342.57      9.03%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
GPC Securities Inc TTEE    Institutional Class         324,481.40      5.21%
  TTEE..................
  Merrill Lynch Bank &
  Trust Co FSB
  FBO Simmons Co Ret
  Plan
  Savings
  P.O. Box 105117
  Atlanta, GA 30348-5117
National Financial            Investor Class            72,638.85     12.82%
  Services Corp.........
  The Exclusive Benefit
  Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Floor
  Attn: Kate-Recon
  New York, NY 10281-
  5503
AIM CHARTER FUND
Citigroup Global Markets         Class A            20,651,694.84      7.13%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class A            18,408,833.99      6.36%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A            17,968,804.79      6.20%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B             5,620,279.49      8.67%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B             3,410,323.95      5.26%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class B             3,400,692.41      5.25%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class C             2,086,478.16     12.64%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Citigroup Global Markets         Class C             1,426,343.77      8.64%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class C             1,063,605.86      6.44%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
ING Life Insurance &             Class R                47,348.41     12.39%
  Annuity Co............
  151 Farmington Ave
  #TN-41
  Hartford, CT 06156-
  0001
Reliance Trust Company           Class R                29,581.56      7.74%
  Custodian.............
  FBO Morley Incentives
  401(k) Profit Sharing
  Plan & Trust
  P.O. Box 48529
  Atlanta, GA 30362-1529
MG Trust Co TTEE........         Class R                26,866.79      7.03%
  Frontier Trust Co
  Stull Technologies Inc
  401(k) Pl
  P.O. Box 10699
  Fargo, ND 58106-0699
First Command Bank         Institutional Class       5,022,294.37     66.48%
  Trust.................
  FBO First Command SIP
  Attn: Trust Department
  P.O. Box 901075
  Fort Worth, TX 76101-
  2075
Merrill Lynch Pierce       Institutional Class       1,888,299.47     25.00%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
AIM CONSTELLATION FUND
Merrill Lynch Pierce             Class A            14,794,915.16      7.49%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class A            12,046,747.38      6.09%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W. 34(th) St.
  New York, NY 10001-
  2402
Pershing LLC............         Class B             2,552,964.96      8.62%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               889,912.22      9.89%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class C               531,200.82      5.90%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class C               522,384.13      5.81%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Relistar Insurance Co...         Class R                31,069.26      6.57%
  of New York
  151 Farmington Ave
  #TN41
  Hartford, CT 06156-
  0001
GPC Securities Inc As            Class R                29,867.15      6.32%
  Agent For.............
  Reliance Trust Co FBO
  Guys Inc. 401(k)
  Profit Sharing Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
Relistar Insurance Co...         Class R                29,602.20      6.26%
  of New York
  Attn: Fund Operations
  151 Farmington Ave
  TN41
  Hartford, CT 06156-
  0001
Merrill Lynch Pierce       Institutional Class       2,065,299.16     60.99%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Fidelity Investments       Institutional Class         491,482.69     14.51%
  Institutional.........
  Operations Co (F11OC)
  As Agent
  For Certain Employee
  Benefit Plans
  100 Magellan Way
  Mail Location -- KW1C
  Covington, KY 41015-
  1999
Wells Fargo Bank West NA   Institutional Class         415,158.02     12.26%
  Cust..................
  City of Houston
  457 Deferred
  Compensation Plan
  c/o Great West,
  Recordkeeper
  8515 E. Orchard Rd 2T2
  Englewood, CO  80111-
  5002
State Street Bank &        Institutional Class         319,005.81      9.42%
  Trust Co TTEE.........
  State Street Solutions
  Attn: Edlira Mosko
  1 Heritage Drive 4N
  North Quincy, MA
  02171-2105
AIM DIVERSIFIED DIVIDEND
  FUND
Pershing LLC............         Class A             1,218,048.94      7.31%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co              Class A               895,977.29      5.37%
  Inc. .................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class B               624,464.22     10.35%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               381,004.65      6.31%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               352,957.37      9.46%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               320,023.39      8.58%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class C               262,323.31      7.03%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
MG Trust Co Cust FBO....         Class R                10,151.22     19.60%
  Donald Wurtzel DDS PC
  EE 401(k)
  700 17(th) St Ste 300
  Denver, CO 80202-3531
MG Trust Company Cust            Class R                 8,064.98     15.57%
  FBO...................
  Frog Holler Produce
  Station 401(k)
  700 17(th) Street
  Suite 300
  Denver, CO 80202-3531
Mibar Marketing Corp DBA         Class R                 6,703.69     12.94%
  CT Network............
  401(k) Plan
  Barry Goldstein
  Trustee
  125 Wireless Blvd
  Hauppauge, NY 11788-
  3971
Lighthouse Design Inc            Class R                 4,568.21      8.82%
  David Mohler..........
  401(k) Omnibus Acct
  TTEE
  5091 Lone Tree Way
  Antioch, CA 94531-8016

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
GPC Securities Inc As      Institutional Class       1,186,301.64     31.71%
  Agent For.............
  Merrill Lynch Bk & Tr
  Co FSB TTEE
  FBO AMVESCAP 401(k)
  Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
AIM Income Allocation      Institutional Class         997,268.69     26.66%
  Fund..................
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
FIIOC Agent.............   Institutional Class         765,734.01     20.47%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
GPC Securities Inc As      Institutional Class         480,965.37     12.86%
  Agent For.............
  Merrill Lynch Bk & Tr
  Co FSB TTEE
  FBO AMVESCAP Money
  Purchase Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
INVESCO Group Services     Institutional Class         209,812.27      5.61%
  Inc...................
  1315 Peachtree St NE
  4(th) Floor General
  Ledger Accounting
  Atlanta, GA 30309-7515
Charles Schwab & Co           Investor Class        10,933,820.70     10.59%
  Inc. .................
  Special Custody Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
AIM LARGE CAP BASIC
  VALUE FUND
Merrill Lynch Pierce             Class A               751,050.85     10.29%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A               562,246.32      7.70%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               293,715.40      9.63%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               273,483.69      8.97%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C               245,823.54     14.89%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               208,038.10     12.60%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Federated Lighting Inc..         Class R                11,365.11      8.08%
  401(k) Profit Sharing
  Plan
  16000 Trade Zone Ave
  Ste 406
  Uppr Marlboro, MD
  20774-8789
Reliance Trust Company           Class R                10,706.33      7.61%
  Custodian.............
  FBO Rosin Optical Co
  Inc
  Profit Sharing Plan
  P.O. Box 48529
  Atlanta, GA 30362-1529
GPC Securities Inc As            Class R                 9,881.06      7.03%
  Agent For.............
  Reliance Trust Co FBO
  Itasca Bank & Trust
  Co.
  401(k) Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
Citistreet Retirement            Class R                 8,640.75      6.14%
  Services..............
  Citigroup
  Institutional Trust
  400 Atrium Dr
  Somerset, NJ 08873-
  4162
Capital Bank & Trust             Class R                 7,992.78      5.68%
  Company TTEE..........
  FBO Equipment Inc Ret
  Sav Pln
  c/o
  Planpremier/FASCORP
  8515 E Orchard Rd Ste
  2T2
  Greenwood Vlg, CO
  80111-5002
AIM Growth Allocation...   Institutional Class       3,751,988.20     43.18%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderate Asset         Institutional Class       2,281,681.90     26.26%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderate Growth        Institutional Class       2,032,351.88     23.39%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
Charles Schwab & Co           Investor Class           253,861.08     11.99%
  Inc. .................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
AIM LARGE CAP GROWTH
  FUND
Pershing LLC............         Class A             5,243,232.87      6.73%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A             4,052,046.56      5.20%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class B             3,802,589.51      9.82%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B             1,948,584.65      5.03%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C             1,695,461.20     11.92%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class C             1,023,932.85      7.20%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class C               858,715.39      6.04%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Reliance Trust Company           Class R                63,230.37      7.46%
  Custodian.............
  FBO Morley Incentives
  401(k) Profit Sharing
  Plan & Trust
  P.O. Box 48529
  Atlanta, GA 30362-1529
AIM Growth Allocation...   Institutional Class       5,750,962.04     32.21%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
AIM Moderate Asset         Institutional Class       3,827,377.50     21.44%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderate Growth        Institutional Class       3,210,732.41     17.98%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
GPC Securities Inc As      Institutional Class       1,505,827.98      8.43%
  Agent for.............
  Merrill Lynch Bk & Tr
  Co FSB TTEE
  FBO AMVESCAP 401(k)
  Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
FIIOC Agent.............   Institutional Class       1,120,821.99      6.28%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
AIM FUNDS GROUP
AIM BASIC BALANCED FUND
Pershing LLC............         Class A             4,133,060.99      7.88%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A             3,459,897.86      6.59%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class B             2,940,073.24     15.18%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C             1,061,769.56     10.23%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C             1,059,914.59     10.21%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
State Street Bank &              Class R               111,604.46     19.20%
  Trust Co Cust.........
  For Various Symetra
  Retirement Plans
  801 Pennsylvania Ave
  Kansas City, MO 64105-
  1307
Reliance Trust Co Cust           Class R                69,684.35     11.99%
  FBO...................
  Tahoe Regional
  Planning Agency
  P.O. Box 48529
  Atlanta, GA 30362-1529
Counsel Trust FBO.......         Class R                45,160.56      7.77%
  Crittenden Health
  Systems 401(k)
  Savings Pl
  336 Fourth Ave 5(th)
  Fl
  The Times Building
  Pittsburgh, PA 15222
MG Trust Co Cust........         Class R                35,820.45      6.16%
  Fresh Meadow
  Mechanical Corp
  700 17(th) St Ste 300
  Denver, CO 80202-3531
FIIOC Agent.............   Institutional Class         488,373.28     95.34%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
Charles Schwab & Co           Investor Class         2,660,051.64     14.96%
  Inc. .................
  Special Custody Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
GPC Securities Inc As         Investor Class         1,080,262.51      6.08%
  Agent For.............
  Merrill Lynch B&T Co
  FSB TTEE
  Greater Boston Hotel
  Empl Local 26
  401(k)
  P.O. Box 77405
  Atlanta, GA 30357-1405
AIM EUROPEAN SMALL
  COMPANY FUND
Merrill Lynch Pierce             Class A             1,145,852.19     10.31%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A               936,374.84      8.43%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co              Class A               597,795.64      5.38%
  Inc. .................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class B               202,085.07     10.44%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               403,571.07     16.70%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               240,875.77      9.97%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C               131,663.96      5.45%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
AIM GLOBAL VALUE FUND
Charles Schwab & Co              Class A               972,429.03     10.90%
  Inc. .................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A               779,485.01      8.74%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A               556,161.62      6.23%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class B               426,581.14     12.47%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               251,861.25      7.36%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C               377,457.98     15.95%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               316,146.14     13.36%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Citigroup Global Markets         Class C               125,760.72      5.31%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
AIM International          Institutional Class       6,428,097.18     99.89%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM INTERNATIONAL SMALL
  COMPANY FUND
Merrill Lynch Pierce             Class A             4,055,741.54     15.78%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A             2,333,592.52      9.08%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Nationwide Trust Company         Class A             1,350,631.00      5.26%
  FSB...................
  c/o IPO Portfolio
  Accounting
  P.O. Box 182029
  Columbus, OH 43218-
  2029
Pershing LLC............         Class B               313,686.86     10.23%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class B               296,905.38      9.68%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Morgan Stanley DW.......         Class B               215,031.99      7.01%
  Attn: Mutual Fund
  Operations
  3 Harborside Pl FL 6
  Jersey City, NJ 07311-
  3907
Merrill Lynch Pierce             Class B               192,913.49      6.29%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C             1,058,862.98     21.55%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class C               608,937.99     12.39%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class C               503,506.28     10.25%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM International          Institutional Class       1,367,497.65     95.93%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM MID CAP BASIC VALUE
  FUND
Pershing LLC............         Class A               604,387.60      7.83%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               378,313.84     12.41%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C               151,922.43      8.43%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               133,850.96      7.43%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
DCGT Trustee & or                Class R                14,888.17     23.15%
  Custodian.............
  FBO Principal
  Financial Group
  Qualified Prin Advtg
  Omnibus
  Attn: NPIO Trade Desk
  711 High St
  Des Moines, IA 50309-
  2732
Merrill Lynch Pierce             Class R                 7,252.35     11.28%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
NFS LLC FEBO............         Class R                 5,226.88      8.13%
  Merrill Lynch Bk & Tr
  Co FSB
  4202 Dartmouth Ave
  Houston, TX 77005-1024
NFS LLC FEBO............         Class R                 4,606.56      7.16%
  Merrill Lynch Bk & Tr
  Co FSB
  4202 Dartmouth Ave
  Houston, TX 77005-1024
AIM Moderate Asset         Institutional Class       2,360,291.22     56.32%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderate Growth        Institutional Class       1,502,213.74     35.85%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderately             Institutional Class         328,110.59      7.83%
  Conservative..........
  Allocation Fund
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM SELECT EQUITY FUND
Citigroup Global Markets         Class A               672,580.13      5.13%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class A               665,035.78      5.08%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A               660,216.86      5.04%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               495,862.87      9.27%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               332,438.22      6.22%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C               131,378.42      8.23%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               117,787.68      7.38%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM SMALL CAP EQUITY
  FUND
Merrill Lynch Pierce             Class A             4,166,828.97     15.13%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Pershing LLC............         Class A             2,410,312.27      8.75%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B             1,375,384.21     14.39%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C               726,443.82     16.07%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               480,697.63     10.63%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class C               232,014.53      5.13%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Hartford Life Insurance          Class R               412,344.15     19.58%
  Co Separate...........
  Account 401(k)
  P.O. Box 2999
  Hartford, CT 06104-
  2999
State Street Bank &              Class R               353,145.16     16.77%
  Trust Co Cust.........
  For Various Symetra
  Retirement Plans
  801 Pennsylvania Ave
  Kansas City, MO 64105-
  1307
AIM Moderate Growth        Institutional Class       2,712,344.56     94.73%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM GROWTH SERIES
AIM BASIC VALUE FUND
Pershing LLC............         Class A             4,195,401.55      6.06%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A             3,973,874.39      5.74%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class B             4,217,334.73     13.11%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B             2,130,820.91      6.62%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C             1,987,940.58     15.85%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C             1,032,403.34      8.23%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C               689,579.79      5.50%
  House Acct............
  Attn: Cindy Tempesta
  7(th) Fl.
  333 W 34(th) St.
  New York, NY 10001-
  2402
Relistar Insurance               Class R               304,166.29     21.42%
  Co. ..................
  Of New York
  Attn: Fund Operations
  151 Farmington Ave.
  TN41
  Hartford, CT 06156-
  0001
Relistar Insurance               Class R               184,355.81     12.98%
  Co. ..................
  Of New York
  151 Farmington Ave.
  TN41
  Hartford, CT 06156-
  0001
State Street Bank &              Class R                94,957.96      6.69%
  Trust Co. Cust........
  For Various Symetra
  Retirement
  Plans
  801 Pennsylvania Ave.
  Kansas City, MO 64105-
  1307
First Command Bank         Institutional Class       5,011,384.92     59.10%
  Trust.................
  FBO First Command SIP
  Attn: Trust Department
  P.O. Box 901075
  Fort Worth, TX 76101-
  2075
FIIOC Agent.............   Institutional Class       1,163,530.01     13.72%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
GPC Securities Inc. As     Institutional Class         858,911.49     10.13%
  Agent For.............
  Merrill Lynch B&T Co.
  FSB TTEE
  FBO AGL Resources,
  Inc.
  Inc. Retirement
  Savings Plan
  P.O. Box 105779
  Atlanta, GA 30348-5779
GPC Securities Inc. As     Institutional Class         601,591.38      7.09%
  Agent For.............
  Merrill Lynch B&T Co.
  FSB TTEE
  FBO AMVESCAP 401(k)
  Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
AIM CONSERVATIVE
  ALLOCATION FUND
AIM Omnibus Account For          Class A             2,119,928.18     31.93%
  529 Plan..............
  College Now Portfolio
  Attn: Jay Harvey 9(th)
  Fl.
  11 E Greenway Plz.
  Houston, TX 77046-1100
Pershing LLC............         Class A               456,816.02      6.88%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               215,372.52     11.98%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               123,308.50      6.86%
  Fenner................
  4800 Deer Lake Dr. E.
  Fl. 3
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               245,258.68     11.80%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               180,945.61      8.71%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
GPC Securities Inc. As           Class R                76,436.12     17.22%
  Agent For.............
  Frost National Bank
  TTEE FBO
  Super S Foods
  Employees' PSRP
  Plan & Trust
  P.O. Box 105117
  Atlanta, GA 30348-5117
Oppenheimer & Co.                Class R                41,657.21      9.38%
  Inc. .................
  FBO Oliver J. Laszlo
  IRA
  18370 Outer Dr
  Dearborn, MI 48128-
  1353
Oppenheimer & Co. Inc.           Class R                36,242.20      8.16%
  Cust..................
  FBO Charles N.
  Kostelnik IRA R/O
  8274 Mills St.
  Taylor, MI 48180-2015
Reliance Trust Co.               Class R                28,652.69      6.46%
  Custodian Trustee.....
  Other FBO Diabetes &
  Glandular Disease
  P.O. Box 48529
  Atlanta, GA 30362-1529

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
MG Trust Co. Cust.......         Class R                22,445.16      5.06%
  See All Industries
  Inc. 401(k) PS
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
National Financial Svcs.   Institutional Class         220,544.55     99.56%
  Corp. ................
  FBO Our Customers
  Russ Lennon
  200 Liberty St.
  New York, NY 10281-
  1003
AIM GLOBAL EQUITY FUND
Charles Schwab & Co.             Class A             1,429,845.29      7.46%
  Inc. .................
  Reinvestment Account
  101 Montgomery St.
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A             1,369,074.17      7.15
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               507,288.47      9.85%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class B               386,613.51      7.51%
  House ................
  Attn: Cindy Tempesta
  7(th) Fl.
  333 W 34(th) St.
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class C               382,489.29     14.73%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               312,720.63     12.04%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C               219,025.28      8.43%
  House ................
  Attn: Cindy Tempesta
  7(th) Fl.
  333 W 34(th) St.
  New York, NY 10001-
  2402
Morgan Stanley DW.......         Class C               156,513.32      6.03%
  Attn: Mutual Fund
  Operations
  3 Harborside Pl. Fl. 6
  Jersey City, NJ 07311-
  3907
MG Trustco Cust. FBO....         Class R                 3,017.91     16.91%
  TIMM Medical
  Technologies Inc.
  401(k)
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
MG Trust Co. Cust. FBO..         Class R                 2,506.94     14.05%
  Marshall & Sons 401(k)
  Pl.
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
Michael M. Axler &               Class R                 1,906.77     10.99%
  Assoc. ...............
  Michael M. Axler
  P.O. Box 665
  Brigantine, NJ 08203-
  0665
MG Trust Co. TTEE.......         Class R                 1,890.07     10.59%
  Frontier Trust Co.
  LH Gault & Son Inc.
  Retirement Sav
  P.O. Box 10699
  Fargo ND 58106-0699
MG Trust Co. FBO........         Class R                 1,536.66      8.61%
  Children's Outing
  Assoc. DBA
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
Radelowgittins RPMC.....         Class R                 1,323.02      7.41%
  401(k) Plan
  Dale Pettit Trustee
  1775 Hancock St. Ste.
  160
  San Diego, CA 92110-
  2039
First Command Bank         Institutional Class       3,044,384.70     76.46%
  Trust.................
  FBO First Command SIP
  Attn: Trust Department
  P.O. Box 901075
  Fort Worth, TX 76101-
  2075
Merrill Lynch Pierce       Institutional Class         862,927.77     21.67%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
AIM GROWTH ALLOCATION
  FUND
AIM Omnibus Account for          Class A             5,342,899.08     16.63%
  529 Plan..............
  Growth Allocation 529
  Portfolio
  Attn: Jay Harvey 9(th)
  Fl
  11 E Greenway Plz.
  Houston, TX 77046-1100
AIM Omnibus Account for          Class A             3,846,901.19     11.97%
  529 Plan..............
  13+ Years to College
  Portfolio
  Attn: Jay Harvey 9(th)
  Fl
  11 E Greenway Plz.
  Houston, TX 77046-1100
Pershing LLC............         Class B               711,592.15      8.01%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C               747,813.50     10.78%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               532,929.46      7.68%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
MG Trust Co. Cust.......         Class R                41,517.77      5.13%
  Brothers Co. Inc.
  401(k) PS
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
Marshall & Ilsley Trust    Institutional Class           4,854.30     85.75%
  Co. NA FBO............
  WCPHD 401(k) Girard
  11270 W. Park Pl. Ste.
  400
  PPW 08-WM
  Milwaukee, WI 53224-
  3638
AIM Advisors Inc. ......   Institutional Class             678.14     11.98%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM INCOME ALLOCATION
  FUND
Charles Schwab & Co.             Class A             1,123,232.47     20.34%
  Inc. .................
  Reinvestment Account
  101 Montgomery St.
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A               955,061.97     17.30%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               143,511.22     13.74%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B                64,041.23      6.13%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               577,853.60     25.59%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               192,447.31      8.52%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Lancaster Properties USA         Class R                 5,010.61     20.03%
  Inc. .................
  Fred C. Lancaster
  327 Checkmate
  Livingston, TX 77351-
  8051

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Lancaster Properties USA         Class R                 4,913.11     19.64%
  Inc. .................
  Linda R. Lancaster
  327 Checkmate
  Livingston, TX 77351-
  8051
Designed Environments            Class R                 2,897.22     11.58%
  Inc. .................
  Barbara Ellingboe
  3524 105(th) St. NE
  Kandiyohi, MN 56251-
  9756
NFS LLC FBO.............         Class R                 2,218.82      8.87%
  NFS/FMTC IRA
  FBO Rosanna Cappiello
  78 Chapel Hill Rd.
  North Haven, CT 06473-
  2811
Radelowgittins RPMC.....         Class R                 1,871.90      7.48%
  401(k) Plan
  Dale Pettit Trustee
  1775 Hancock St. Ste.
  160
  San Diego, CA 92110-
  2039
JDN Profit Sharing Trust         Class R                 1,383.33      5.53%
  PSP...................
  FBO John D. Nardone
  21 Kingwood Dr.
  Little Falls, NJ
  07424-2411
JVKelly Group Inc.               Class R                 1,306.05      5.22%
  Omnibus 401(k)........
  William Heaton Jr.
  TTEE
  1160 E. Jericho TPKE
  Ste. 200
  Huntington, NY 11743-
  5405
AIM Advisors Inc. ......   Institutional Class             945.62    100.00%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM INDEPENDENCE NOW
  FUND
Pershing LLC............         Class A                10,137.17     15.61%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
NFS LLC FBO.............         Class A                10,073.85     15.51%
  Prudential Bank &
  Trust FSB
  IRA R/O FBO Jonnie
  Faye Williams
  7858 E Independence
  St.
  Tulsa, OK 74115-6918
Barbara Grantham &......         Class A                10,032.31     15.44%
  Charles W. Grantham
  JTWROS
  1742 NW 7(th) St.
  Grand Prairie, TX
  75050-2344
NFS LLC FBO.............         Class A                 6,694.63     10.31%
  NFS/FMTC IRA
  FBO Dennis Dugan
  23 Kenton Ave.
  Marlton, NJ 08053-2534
NFS LLC FBO.............         Class A                 5,864.68      9.03%
  Prudential Bank &
  Trust FSB
  IRA/RO FBO Eddie Wayne
  Lilja
  7927 Mandan Rd. T-2
  Greenbelt, MD 20770-
  2840
Irene Campbell..........         Class A                 5,293.28      8.15%
  2717 Blaydon Dr.
  Raleigh, NC 27606-9533
AIM Advisors Inc. ......         Class A                 5,099.35      7.85%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
Raymond James & Assoc.           Class B                13,605.29     47.73%
  Inc. .................
  FBO Darsney IRA
  880 Carillon Pkwy
  St. Petersburg, FL
  33716-1100
AIM Advisors Inc. ......         Class B                 5,070.66     17.79%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
ANTC....................         Class B                 2,193.85      7.70%
  Miller's Carpets
  Sally A. Garavaglia
  615 Lakeview Dr.
  Logansport, IN 46947-
  2202
NFS LLC FBO.............         Class B                 1,614.98      5.67%
  NFS/FMTC IRA
  FBO Steve Kim
  3-1 Lonicera Ct.
  Old Lyme, CT 06371-
  2813
Raymond James & Assoc.           Class B                 1,565.36      5.49%
  Inc. .................
  FBO Mugford IRA
  880 Carillon Pkwy
  St. Petersburg, FL
  33716-1100
AIM Advisors Inc. ......         Class C                 5,070.66     87.10%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
American Enterprise              Class C                   438.17      7.53%
  Investment Svcs.......
  P.O. Box 9446
  Minneapolis, MN 55474-
  0001
Pershing LLC............         Class C                   312.81      5.37%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc. ......         Class R                 5,089.79     99.89%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM Advisors Inc. ......   Institutional Class           5,108.95       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM INDEPENDENCE 2010
  FUND
NFS LLC FBO.............         Class A                12,007.69      8.99%
  John Linscott
  Jane Linscott
  7 Windwar Passage
  North Yarmouth, ME
  04097-6963
NFS LLC FBO.............         Class A                11,932.75      8.94%
  Prudential Bank &
  Trust FSB
  IRA R/O
  FBO Mary E. Hansen
  702 E 3(rd) St.
  Metropolis, IL 62960-
  2254
Pershing LLC............         Class A                 8,791.45      6.58%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
ANTC CUST IRA...........         Class A                 8,351.00      6.25%
  FBO John T. Kreger IV
  17 Julian Ave
  Honolulu, HI 96818-
  5106
ANTC....................         Class A                 8,273.02      6.20%
  United Health Svc.
  Hospitals, Inc.
  Robert G. Gomulka
  4021 Drexel Dr.
  Vestal, NY 13850-4016
NFS LLC FBO.............         Class A                 7,266.29      5.44%
  NFS/FMTC IRA
  FBO Dennis Dugan
  23 Kenton Ave
  Marlton, NJ 08053-2534
AIM Advisors Inc. ......         Class B                 5,001.00     16.71%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
Raymond James & Assoc.           Class B                 4,653.47     15.55%
  Inc. .................
  FBO Watson IRA
  880 Carillon Pkwy
  St. Petersburg, FL
  33716-1100
Pershing LLC............         Class B                 4,562.97     15.25%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
ANTC CUST SEP IRA.......         Class B                 3,236.08     10.82%
  Arkady Romm LLC FBO
  Arkady Romm
  17 Charles Ln
  Cherry Hill, NJ 08003-
  1415

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
NFS LLC FBO.............         Class B                 2,917.34      9.75%
  NFS/FMTC ROLLOVER IRA
  FBO Florence C. Sura
  9240 S. 86(th) Ct.
  Hickory Hills, IL
  60457-1706
UMB Bank NA CUST FBO....         Class B                 2,901.94      9.70%
  Greencastle-Antrim SD
  403(b)
  FBO Thomas M. Dracz
  8867 Larry Dr.
  Greencastle, PA 17225-
  9714
Raymond James & Assoc.           Class B                 2,250.46      7.52%
  Inc. .................
  FBO McNiece IRA
  880 Carillon Pkwy
  St. Petersburg, FL
  33716-1100
ANTC CUST IRA...........         Class B                 2,232.85      7.46%
  FBO Beth E. Sheehan
  7 Lilac Ct.
  Walpole, MA 02081-3610
CBSL Inc. ..............         Class C                13,421.18     35.95%
  Eugene H. Rembowski
  12910 Careywood
  Sugar Land, TX 77478-
  2538
CBSL Inc. ..............         Class C                 6,697.87     17.94%
  Yvette R. Rembowski
  12910 Careywood
  Sugar Land, TX 77478-
  2538
AIM Advisors Inc. ......         Class C                 5,001.00     13.39%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
RBC Dain Rauscher CUST..         Class C                 4,757.37     12.74%
  Susan M. Maurer IRA
  217 Elm Ave.
  St. Louis, MO 63122-
  4717
LPL Financial Services..         Class C                 2,403.85      6.44%
  9785 Towne Center Dr.
  San Diego, CA 92121-
  1968
RBC Dain Rauscher CUST..         Class C                 2,378.69      6.37%
  Nancy J. Brand IRA
  415 Brooktree Drive
  Ballwin, MO 63011-2707
AIM Advisors Inc. ......         Class R                 5,001.00     58.91%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
Arendal, Inc. ..........         Class R                 3,488.67     41.09%
  401(k) Plan
  James F. Olsen Trustee
  1043 S. Van Buren St.
  Green Bay, WI 54301-
  3239
AIM Advisors Inc. ......   Institutional Class           5,001.00       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM INDEPENDENCE 2020
  FUND
Pershing LLC............         Class A                31,405.66     15.58%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
ANTC....................         Class A                14,052.92      6.97%
  Executive Office
  Installations
  Stanley Jepson
  45 Ted's Ct.
  Cheshire, CT 06410-
  3583
Harley Davidson of Long          Class B                 7,206.83      8.27%
  Branch................
  Philip James Greig
  802 C St.
  Belmar, NJ 07719-2231
Ining Associates Inc.            Class B                 7,128.06      8.18%
  Defined...............
  Benefit Pension Pl.
  Kay Lu and Ining Lu
  TTEES
  47 E Las Flores Ave
  Arcadia, CA 91006-4633
ANTC....................         Class B                 5,440.40      6.24%
  Jeff's Automotive Inc.
  Jeffrey James
  Burckhard
  3800 W. Glenwood Dr.
  Franklin, WI 53132-
  8433
ANTC....................         Class B                 5,387.06      6.18%
  Daboyz Associates LTD
  Karen Elaine Febbraio
  40 Brookwood Rd.
  Guilford, CT 06437-
  1804
ANTC CUST SEP IRA.......         Class B                 4,552.00      5.22%
  Robert J. Clune FBO
  Robert J. Clune
  211 Christopher Ln.
  Ithaca, NY 14850-1714
RBC Dain Rauscher CUST..         Class C                 4,716.98     15.62%
  Susan M. Maurer IRA
  217 Elm Ave
  St. Louis, MO 63122-
  4717
ANTC CUST IRA...........         Class C                 3,677.23     12.18%
  FBO Elizabeth Topping
  1133 Spring Garden
  Cir.
  Naperville, IL 60563-
  9337
ANTC CUST IRA R/O.......         Class C                 2,378.43      7.88%
  FBO Damon R. Curry
  P.O. Box 401921
  Hesperia, CA 92340-
  1921
RBC Dain Rauscher CUST..         Class C                 2,358.49      7.81%
  Nancy J. Brand IRA
  415 Brooktree Drive
  Ballwin, MO 63011-2707
NFS LLC FBO.............         Class C                 2,217.74      7.34%
  NFS/FMTC SEP IRA
  FBO Wendy Klein
  155 E 34(th) St. Apt.
  6E
  New York, NY 10016-
  4755
ANTC....................         Class C                 2,051.32      6.79%
  Eastern Iowa Claims
  Inc.
  James E. Scheppele
  c/o Eastern Iowa
  Claims
  2011 Falls Ave
  Waterloo, IA 50701-
  2359
ANTC CUST IRA FBO.......         Class C                 1,906.58      6.31%
  Jeffrey M. Swanson
  5N308 Wooley Rd.
  Maple Park, IL 60151-
  8305
ANTC....................         Class C                 1,594.90      5.28%
  Los Angeles Community
  College Dist
  James Flagg
  P.O. Box 8633
  Los Angeles, CA 90008-
  0633
Meredith Shearer                 Class R                21,374.56     91.10%
  Associates LLC........
  401(k) Plan
  Meredith Shearer
  Trustee
  4799 Olde Towne Pkwy.
  Ste. 100
  Marietta, GA 30068-
  4399
AIM Advisors Inc. ......   Institutional Class           1,173.25       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM INDEPENDENCE 2030
  FUND
NFS/LLC FBO.............         Class B                10,254.64     16.23%
  NFS/FMTC IRA
  FBO Mark Short
  3803 Cole Ct.
  Carmel, IN 46032-8605
Ining Associates Inc.            Class B                 5,777.18      9.14%
  Defined...............
  Benefit Pension Pl.
  Kay Lu and Ining Lu
  TTEES
  47 E Las Flores Ave.
  Arcadia, CA 91006-4633

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
ANTC Charlotte                   Class B                 5,400.52      8.55%
  Chiropractic Clinic...
  James D. Myers
  P.O. Box 436
  Charlotte, MI 48813-
  0436
Raymond James & Assoc.           Class B                 4,921.26      7.79%
  Inc. .................
  FBO McCabe IRA
  880 Carillon Pkwy.
  St. Petersburg, FL
  33716-1100
ANTC....................         Class B                 3,511.76      5.56%
  Zagwear
  Robert Hay
  29A Forsythia Ln.
  Paramus, NJ 07652-4306
ANTC....................         Class C                 5,566.06     14.81%
  Williams Insurance
  Julie Ann Todd
  P.O. Box 186
  Oakland, IA 51560-0186
NFS LLC FBO.............         Class C                 4,299.15     11.44%
  Northern Trustco IRA
  R/O
  FBO Paul Mathovich
  4725 S LaPorte
  Chicago, IL 60638-2036
Morello Art & Design....         Class C                 2,654.46      7.06%
  Barbara Morello
  19320 SW 30(th) St.
  Miramar, FL 33029-5816
ANTC....................         Class C                 2,603.00      6.93%
  Child and Adult
  Orthodontics PC
  Susanne Milewski
  17 Lakeview Terrace
  Westbrook, CT 06498-
  1538
Meredith Shearer                 Class R                12,167.71     59.24%
  Associates LLC........
  401(k) Plan
  Meredith Shearer
  Trustee
  4799 Olde Towne Pkwy.
  Ste. 100
  Marietta, GA 30068-
  4399
LPL Financial Services..         Class R                 5,319.66     25.90%
  9785 Towne Centre Dr.
  San Diego, CA 92121-
  1968
Red Hot Media                    Class R                 1,546.91      7.53%
  Individual............
  Walker Schupp
  3589 Boxwood Dr.
  Grapevine, TX 76051-
  4229
AIM Advisors Inc. ......         Class R                 1,191.48      5.80%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM Advisors Inc. ......   Institutional Class           1,205.93       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103

AIM INDEPENDENCE 2040
  FUND
AIM Advisors Inc. ......         Class A                 5,001.00      6.43%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
ANTC CUST IRA...........         Class A                 4,922.17      6.32%
  FBO Mike E. Brister
  11993 Lewis Rd.
  DeRidder, LA 70634-
  1831
ANTC CUST IRA FBO.......         Class A                 4,854.03      6.24%
  Ryan G. Schaar
  13 Via Roma St.
  Wichita, KS 67230-1602
Custom Mechanical                Class A                 4,329.90      5.56%
  Inc. .................
  Damond Clanton
  6209 Highland Scenic
  Rd.
  Baxter, MN 56425-8354
Ining Associates Inc.            Class B                10,967.49     25.32%
  Defined...............
  Benefit Pension Pl.
  Kay Lu and Ining Lu
  TTEES
  47 E Las Flores Ave.
  Arcadia, CA 91006-4633
ANTC CUST IRA R/O.......         Class B                 5,714.68     13.19%
  FBO Victoria D. Noonen
  1227 Coronado Rd.
  Elizabeth, CO 80107-
  9020
AIM Advisors Inc. ......         Class B                 5,001.00     11.54
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
ANTC....................         Class B                 4,465.77     10.31%
  MHMRA
  Anne Haffner
  17530 Sorrel Ridge Dr.
  Spring, TX 77388-5792
ANTC CUST IRA...........         Class B                 4,455.76     10.28%
  FBO Marianne Frail
  239 Widgedon Lndg.
  Hilton, NY 14468-8942
ANTC....................         Class B                 2,708.10      6.25%
  Zagwear
  Leonard Polakoff
  30 Beaumont Dr.
  New York, NY 10956-
  4425
AIM Advisors Inc. ......         Class C                 5,001.00     44.03%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
Josh Randall MD PC......         Class C                 2,761.83     24.32%
  401(k) Plan
  Dr. Josh Randall
  Trustee
  26732 Crown Valley
  Pkwy. Ste. 111
  Mission Viejo, CA
  92691-8532
American Enterprise              Class C                 1,375.54     12.11%
  Investment Svcs.......
  P.O. Box 9446
  Minneapolis, MN 55474-
  0001
Vincent M. Diana &......         Class C                   570.71      5.02%
  Stella M. Diana Ten
  Ent
  10326 Tecoma Dr.
  Trinity, FL 34655-5049
AIM Advisors Inc. ......         Class R                 5,001.00     69.54%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
MG Trustco CUST FBO.....         Class R                 1,109.40     15.43%
  Phelon Group Inc.
  Employees SA
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
Harvey & Daughters......         Class R                   978.65     13.61%
  Hope R. Vail
  127 Bluebill Ct.
  Hvre De Grace, MD
  21078-4202
AIM Advisors Inc. ......   Institutional Class           5,001.00       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103

AIM INDEPENDENCE 2050
  FUND
ANTC....................         Class A                11,811.72     11.70%
  Gerald Larson LTD
  Mary B. Snyder
  P.O. Box 662
  Park River, ND 58270-
  0662
ANTC....................         Class A                11,315.04     11.21%
  Gerald Larson LTD
  Brian J. Larson
  P.O. Box 662
  Park River, ND 58270-
  0662
ANTC....................         Class A                11,138.47     11.04%
  Gerald Larson LTD
  Gerald D. Larson
  418 Briggs Ave S
  Park River, ND 58270-
  4022
Danna S. Dziedzic &.....         Class A                 6,726.34      6.66%
  Chad Dziedzic &
  Holly A. Dziedzic
  JTWROS
  6519 Cottonwood Park
  Ln.
  Houston, TX 77041-7246

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
AIM Advisors Inc. ......         Class B                 5,001.00     31.23%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
Raymond James & Assoc.           Class B                 3,063.75     19.13%
  Inc. .................
  FBO Flanagan
  880 Carillon Pkwy.
  St. Petersburg, FL
  33716-1100
ANTC CUST IRA FBO.......         Class B                 2,097.85     13.10%
  Timothy S. Williams
  805 E. Detroit Ave.
  Indianola, IA 50125-
  1725
ATNC CUST SEP IRA.......         Class B                 1,221.90      7.63%
  T&R Construction Inc.
  FBO
  Rachel B. Morales
  7846 Bankside Dr.
  Houston, TX 77071-1702
Raymond James & Assoc.           Class B                 1,028.01      6.42%
  Inc. .................
  FBO Carter SEP
  880 Carillon Pkwy.
  St. Petersburg, FL
  33716-1100
ANTC CUST IRA...........         Class B                   915.15      5.72%
  FBO Jennifer D. Deitz
  8183 Hillcrest Dr.
  Manassas, VA 20111-
  2820
AIM Advisors Inc. ......         Class C                 5,001.00     37.95%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
ANTC....................         Class C                 2,996.56     22.74%
  Snow City Arts
  Foundation
  Paul J. Sznewajs
  2003 W. Ohio St.
  Chicago, IL 60612-1515
ANTC....................         Class C                   957.36      7.26%
  Diamond Food
  Enterprises, Inc.
  Stephen M. Lambros
  6929 Eschol Ct.
  Wilmington, NC 28409-
  2686
AIM Advisors Inc. ......         Class R                 5,001.00     99.44%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM Advisors Inc. ......   Institutional Class           5,001.00       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM INTERNATIONAL
  ALLOCATION FUND
Charles Schwab & Co.             Class A             5,382,243.49     29.35%
  Inc. .................
  Reinvestment Account
  101 Montgomery St.
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A             1,988,026.01     10.84%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               385,082.16     14.24%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C               797,705.32     13.47%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               763,824.13     12.90%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
NFS LLC FEBO............         Class R                18,898.26      7.30%
  Assurant Deferred
  Comp. Plan
  Natl. Trust Mgmt.
  Svcs. TTEE
  ADC 409(a)
  57 Culpepper St.
  Warrenton, VA 20186-
  3320
MG Trustco CUST FBO.....         Class R                18,104.40      6.99%
  Matenaer Corp. 401(k)
  Savings
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
Pershing LLC............         Class R                17,002.44      6.56%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
CBNA CUST...............         Class R                16,737.89      6.46%
  FBO Larry G. Cushing &
  Sons 401(k)
  6 Rhoads Dr. Ste. 7
  Utica, NY 13502-6317
MG Trustco CUST FBO.....         Class R                16,515.46      6.38%
  Donald Wurtzel DDS PC
  EE 401(k)
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
MG Trustco CUST FBO.....         Class R                14,816.39      5.72%
  NGMG 401(k) Pl. &
  Trust
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
GPC Securities Inc. As           Class R                14,802.22      5.71%
  Agent For.............
  Reliance Trust Co FBO
  Tabbert Han Earnest &
  Weddle
  401(k) PS Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
Pershing LLC............   Institutional Class           3,740.15     85.61%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc. ......   Institutional Class             628.49     14.39%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM MID CAP CORE EQUITY
  FUND
Pershing LLC............         Class B             1,854,780.25     10.76%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C             1,356,534.66     17.04%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               769,059.32      9.66%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C               748,525.02      9.40%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl.
  333 W. 34(th) St.
  New York, NY 10001-
  2402
Morgan Stanley DW.......         Class C               508,399.34      6.39%
  Attn: Mutual Fund
  Operations
  3 Harborside Pl. Fl. 6
  Jersey City, NJ 07311-
  3907
Merrill Lynch Pierce             Class R               151,912.52      5.90%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Hartford Life Insurance          Class R               149,620.78      5.81%
  Co. Separate..........
  Account 401(k)
  P.O. Box 2999
  Hartford, CT 06104-
  2999
FIIOC Agent.............   Institutional Class       1,464,534.62     61.35%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
State Street Bank and      Institutional Class         876,076.66     36.70%
  Trust Co 401(k).......
  As TTEE for Pinnacle
  West Capital
  Corporation Savings
  Plan
  105 Rosemont Rd.
  Westwood, MA 02090-
  2318

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
AIM MODERATE ALLOCATION
  FUND
AIM Omnibus Account for          Class A             4,262,652.28     12.12%
  529 Plan..............
  4-6 Years to College
  Portfolio
  Attn: Jay Harvey 9(th)
  Fl
  11 E Greenway Plz.
  Houston, TX 77046-1100
Pershing LLC............         Class A             2,316,148.32      6.59%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Omnibus Account for          Class A             1,908,059.17      5.43%
  529 Plan..............
  Moderate Allocation
  529 Portfolio
  Attn: Jay Harvey 9(th)
  Fl
  11 E Greenway Plz.
  Houston, TX 77046-1100
Pershing LLC............         Class B             1,108,402.89      9.25%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               945,974.29      8.74%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               918,417.79      8.49%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
GPC Securities Inc. As           Class R               136,005.79      9.82%
  Agent For.............
  Reliance Trust Co. FBO
  SMRT, Inc. 401(k) PS
  Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
GPC Securities Inc. As           Class R                87,808.11      6.34%
  Agent For.............
  Frost National Bank,
  TTEE FBO
  Super S Foods
  Employees, PSRP
  Plan Trust
  P.O. Box 105117
  Atlanta, GA 30348-5117
Raymond James & Assoc.     Institutional Class           1,744.40     65.70%
  Inc. .................
  FBO Warthen IRA
  880 Carillon Pkwy.
  St. Petersburg, FL
  33716-1100
AIM Advisors Inc. ......   Institutional Class             910.54     34.30%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM MODERATE GROWTH
  ALLOCATION FUND
AIM Omnibus Account for          Class A             7,984,098.34     31.45%
  529 Plan..............
  7-12 Years to College
  Portfolio
  Attn: Jay Harvey 9(th)
  Fl
  11 E Greenway Plz.
  Houston, TX 77046-1100
AIM Omnibus Account for          Class A             3,068,801.26     12.09%
  529 Plan..............
  Moderate Growth
  Allocation
  Fund 529 Portfolio
  Attn: Jay Harvey 9(th)
  Fl
  11 E Greenway Plz.
  Houston, TX 77046-1100
Pershing LLC............         Class B               396,534.65      7.77%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C               534,230.79     10.82%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               335,021.68      6.79%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
MG Trust Company Cust            Class R                48,574.22     12.18%
  FBO...................
  TAAAC Employee 401(k)
  700 17(th) St. Ste.
  300
  Denver, CO 80202-3531
AIM Advisors Inc. ......   Institutional Class             852.77       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103

AIM MODERATELY
  CONSERVATIVE
  ALLOCATION FUND
AIM Omnibus Account for          Class A             4,149,969.01     60.34%
  529 Plan..............
  1-3 Years to College
  Portfolio
  Attn: Jay Harvey 9(th)
  Fl
  11 E Greenway Plz.
  Houston, TX 77046-1100
Pershing LLC............         Class B               107,832.65     11.66%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               115,208.68      9.56%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C                78,438.03      6.51%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Reliance Trustco                 Class R               165,499.86     61.72%
  Custodian TTEE........
  FBO Other PSP
  P.O. Box 48529
  Atlanta, GA 30362-1529
GPC Securities Inc. TTEE         Class R                36,935.02     13.77%
  FBO...................
  Frost National Bank
  FBO
  Thad Ziegler Glass LTD
  401(k) Pl.
  P.O. Box 105117
  Atlanta, GA 30348-5117
LPL Financial Services..   Institutional Class           1,719.69     64.87%
  9785 Towne Centre Dr.
  San Diego, CA 92121-
  1968
AIM Advisors Inc. ......   Institutional Class             931.32     35.13%
  Attn: Corporate
  Controller
  11 E Greenway Plz.
  Ste. 1919
  Houston, TX 77046-1103
AIM SMALL CAP GROWTH
  FUND
John Hancock Life                Class A             3,282,770.86      9.79%
  Insurance Co USA......
  RPS SEG Funds &
  Accounting
  601 Congress St
  Boston, MA 02210-2804
Hartford Life Insurance          Class A             1,893,054.30      5.65%
  Co. ..................
  Separate Account
  401(k)
  P.O. Box 2999
  Hartford, CT 06104-
  2999
Pershing LLC............         Class B               224,947.26      9.81%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               117,639.13      5.13%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C               267,122.54     26.74%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C                78,732.56      7.88%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C                50,368.76      5.04%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl.
  333 W. 34(th) St.
  New York, NY 10001-
  2402

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Merrill Lynch Pierce             Class R               106,093.89      9.35%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
Reliastar Insurance              Class R                93,951.35      8.28%
  Co. ..................
  Of New York
  151 Farmington Ave
  #TN41
  Hartford, CT 06156-
  0001
American United Life             Class R                74,841.13      6.60%
  Group.................
  Retirement Annuity
  P.O. Box 398
  Indianapolis, IN 46206
AIM Growth Allocation...   Institutional Class       2,127,737.41     29.23%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz.
  Ste. 100
  Houston, TX 77046-1113
Fidelity Investments       Institutional Class       1,493,541.02     20.52%
  Institutional.........
  Operations Co (F11OC)
  As Agent
  For Certain Employee
  Benefit Plans
  100 Magellan Way
  Mail Location -- KW1C
  Covington, KY 41015-
  1999
Merrill Lynch Pierce       Institutional Class       1,054,943.67     14.49
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Fl
  Jacksonville, FL
  32246-6484
GPC Securities Inc. As     Institutional Class         809,589.23     11.12%
  Agent For.............
  Merrill Lynch Bk & Tr
  Co FSB TTEE
  FBO AMVESCAP 401(k)
  Plan
  P.O. Box 105117
  Atlanta, GA 30348-5117
HUBCO...................   Institutional Class         635,354.35      8.73%
  Regions Financial
  Corp.
  P.O. Box 830688
  Birmingham, AL 35283-
  0688
Charles Schwab & Co.          Investor Class           936,045.83     11.11%
  Inc. .................
  Special Custody Acct.
  For the
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA
  94104-4151
Nationwide Life               Investor Class           739,805.10      8.78%
  Insurance Co. QPVA....
  c/o IPO Portfolio
  Accounting
  P.O. Box 182029
  Columbus, OH 43218-
  2029
Wells Fargo Bank NA           Investor Class           627,902.06      7.45%
  FBO...................
  Tetra Tech Inc. Ret.
  Plan
  P.O. Box 1533
  Minneapolis, MN 55480-
  1533
FIIOC Agent.............      Investor Class           575,610.07      6.83%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
Nationwide Trust Co.          Investor Class           500,195.23      5.94%
  FSB...................
  c/o IPO Portfolio
  Accounting
  P.O. Box 182029
  Columbus, OH 43218-
  2029
Delaware Charter              Investor Class           466,982.45      5.54%
  Guarantee & Trust.....
  FBO Principal
  Financial Group
  Omnibus
  Qualified
  711 High St.
  Des Moines, IA 50392-
  0001
AIM INVESTMENT FUNDS
AIM CHINA FUND
Pershing LLC............         Class A             1,272,816.72      9.66%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               294,091.26     16.41%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               278,944.58      6.53%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               261,192.66      6.12%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............   Institutional Class         104,878.93     83.62%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM DEVELOPING MARKETS
  FUND
Pershing LLC............         Class A             2,470,564.71      8.16%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A             2,277,913.60      7.52%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
4800 Deer Lake Dr. East
  2(nd) Floor
  Jacksonville, FL
  32246-6484
Charles Schwab & Co              Class A             2,276,554.40      7.52%
  Inc. .................
  Reinvestment Account
  101 Montgomery St
  San Francisco, CA
  94104-4151
Citigroup Global Markets         Class A             2,270,598.10      7.50%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class B               270,407.47      9.60%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class B               238,866.75      8.48%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class C             1,155,952.97     19.43%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class C               934,633.67     15.71%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class C               560,870.37      9.43%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Morgan Stanley DW.......         Class C               374,761.68      6.30%
  Attn: Mutual Fund
  Operations
  3 Harborside Pl FL 6
  Jersey City, NJ 07311-
  3907
AIM International          Institutional Class         610,179.06     75.86%
  Allocation Fund
  Omnibus Account.......
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM GLOBAL HEALTH CARE
  FUND
Merrill Lynch Pierce             Class A             1,521,137.04      7.55%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class A             1,475,503.90      7.32%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Pershing LLC............         Class A             1,171,239.14      5.81%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               549,441.70     12.86%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class B               230,923.55      5.40%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class C               187,505.63     13.04%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               160,787.57     11.18%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co           Investor Class         3,647,727.79     16.92%
  Inc. .................
  Special Custody Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
National Financial            Investor Class         1,214,141.69      5.63%
  Services Corp.........
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Floor
  Attn: Kate-Recon
  New York, NY 10281-
  5503
AIM INTERNATIONAL TOTAL
  RETURN FUND
Alexandra H Nash........         Class A                51,871.26      9.27%
  Grayson G Nash JTWROS
  c/o Nadel And Gussman
  3200 First National
  Tower
  15 East 5(th) Street
  Tulsa, OK 74103-4346
Pershing LLC............         Class A                32,807.64      5.86%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B                22,801.69     10.62%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C                37,026.43     20.66%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C                 9,662.49      5.39%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
AIM Moderate Asset         Institutional Class       1,892,765.14     58.75%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Conservative Asset     Institutional Class         478,063.86     14.84%
  Allocation Fund
  Omnibus Account.......
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Income Allocation      Institutional Class         464,646.39     14.42%
  Fund..................
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderately             Institutional Class         366,713.43     11.38%
  Conservative .........
  Allocation Fund
  Omnibus  Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM JAPAN FUND
AIM Advisors Inc........         Class A                75,001.00     12.54%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
Charles Schwab & Co              Class A                49,136.08      8.21%
  Inc. .................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Merrill Lynch Pierce             Class A                45,073.48      7.53%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A                36,943.13      6.18%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc........         Class B                75,001.00     54.36%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
Pershing LLC............         Class B                 9,256.56      6.71%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc........         Class C                75,001.00     41.34%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
Merrill Lynch Pierce             Class C                22,447.78     12.37%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C                19,878.94     10.96%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc........   Institutional Class          75,001.00    100.00%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
AIM LIBOR ALPHA FUND
Charles Schwab & Co              Class A               556,162.43     20.04%
  Inc. .................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Merrill Lynch Pierce             Class A               474,614.33     17.10%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               178,735.88     10.78%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
NFS LLC FBO.............         Class C               106,880.82      6.44%
  Prismatic Development
  Corp
  David Temeles
  60 Route 46
  Fairfield, NJ 07004-
  3027
AIM Advisors Inc........         Class R                 1,142.46     57.45%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
RBC Dain Rauscher.......         Class R                   846.26     42.55%
  D Storer J Moeller & C
  Foley
  Battelle & Bettelle
  PSP
  407 Redwood Blvd
  Dayton, OH 45440-4516

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Pershing LLC............   Institutional Class           5,167.67     82.29%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc........   Institutional Class           1,111.97     17.71%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
AIM TRIMARK ENDEAVOR
  FUND
Charles Schwab & Co              Class A             2,127,446.27     22.33%
  Inc. .................
  Reinvestment Account
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A             1,038,661.40     10.90%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A               709,032.77      7.44%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class B               195,684.17     14.33%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               469,857.45     18.37%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               263,739.54     10.31%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
MG Trust Co Cust FBO ...         Class R                23,592.14      7.99%
  Fred Garry Inc 401(k)
  Pl
  700 17(th) St Ste 300
  Denver, CO 80202-3531
MG Trust Co Cust FBO....         Class R                22,560.40      7.64%
  Sound Inpatient
  Physicians 401(k) PL
  700 17(th) St Ste 300
  Denver, CO 80202-3531
First Clearing LLC......         Class R                19,539.01      6.62%
  Competition CAMS PSP
  Ronald L Coleman TTEE
  3408 Democrat Rd
  Memphis, TN 38118-1541
Merrill Lynch Pierce             Class R                18,960.01      6.42%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
MG Trust Company Cust            Class R                16,972.74      5.75%
  FBO...................
  F & F Roofing Co
  401(k) Savings Plan
  700 17(th) St Ste 300
  Denver, CO 80202-3531
AIM Conservative Asset     Institutional Class         344,185.91     99.14%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM TRIMARK FUND
Charles Schwab & Co              Class A               567,690.67     17.29%
  Inc. .................
  Special Custody FBO
  Customers (RPS)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A               380,522.88     11.59%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B                61,204.66      9.20%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B                42,699.87      6.42%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C                72,020.40      9.47%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C                71,323.23      9.38%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class R                 6,068.88     17.49%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Michael Carvin FBO......         Class R                 4,361.97     12.57%
  Spectracom Inc 401(k)
  Plan
  805 S Wheatley St Ste
  600
  Ridgeland, MS 39157-
  5005
American Enterprise              Class R                 2,982.11      8.60%
  Investment Svcs.......
  P.O. Box 9446
  Minneapolis, MN 55474-
  0001
GH Solomon Consulting...         Class R                 2,829.33      8.16%
  Gregg H Solomon
  46 Stonemark Dr
  Henderson, NV 89052-
  6688
Coinage of America......         Class R                 1,926.25      5.55%
  Gregory A Howe
  2219 E Thousand Oaks
  Blvd #251
  Thousand Oaks, CA
  91362-2930
AIM Advisors Inc........   Institutional Class             602.59    100.00%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
AIM TRIMARK SMALL
  COMPANIES FUND
Charles Schwab & Co              Class A             9,128,807.91     33.45%
  Inc. .................
  Special Custody FBO
  Customers (RPS)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Merrill Lynch Pierce             Class A             2,573,684.25      9.43%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A             2,043,677.34      7.49%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               284,757.88     14.89%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C             1,329,231.34     18.59%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               755,862.31     10.57%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Citigroup Global Markets         Class C               397,245.91      5.55%
  House.................
  Attn: Cindy Tempesta
  7(th) Floor
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class R               111,959.41     18.52%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr.
  East 2(nd) Floor
  Jacksonville, FL
  32246-6484
Capital Bank & Trust Co          Class R                31,945.11      5.28%
  TTEE..................
  FBO Dr Reddy's
  Laboratories Inc
  401(k)
  c/o
  Planpremier/FASCORE
  LLC
  8515 E Orchard Rd #2T2
  Greenwood Vlg, CO
  80111-5002
First Command Bank         Institutional Class       7,566,157.34     76.27%
  Trust.................
  FBO First Command SIP
  Attn: Trust Department
  P.O. Box 901075
  Fort Worth, TX 76101-
  2075
AIM Moderate Asset         Institutional Class       2,256,353.25     22.75%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM INVESTMENT
  SECURITIES FUNDS
AIM GLOBAL REAL ESTATE
  FUND
Charles Schwab & Co              Class A            10,519,295.84     32.17%
  Inc...................
  Reinvestment Account
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A             2,746,286.37      8.40%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               541,774.75     16.68%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               252,876.21      7.79%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C             1,133,100.36     15.54%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C             1,094,920.35     15.02%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C             1,090,602.44     14.96%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class R                31,517.52     10.03%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
MG Trustco TTEE.........         Class R                26,507.06      8.44%
  Frontier Trustco FBO
  Orthopedic Assoc of
  Long Island 401
  P.O. Box 10699
  Fargo, ND 58106-0699
Citistreet Retirement            Class R                16,469.65      5.24%
  Services..............
  Citigroup
  Institutional Trust
  400 Atrium Dr
  Somerset, NJ 08873-
  4162
Attn: Frank Rossi CFO...   Institutional Class         189,595.32     22.39%
  First Clearing LLC
  WBNA Collateral
  Account
  American Arbitration
  335 Madison Ave 10(th)
  Fl
  New York, NY 10017-
  4626
Attn: Frank Rossi CFO...   Institutional Class         105,469.14     12.45%
  First Clearing LLC
  American Arbitration
  Association
  Chief Financial
  Officer
  335 Madison Ave 10(th)
  Fl
  New York, NY 10017-
  4626
Citizens Bank Cust......   Institutional Class          91,101.05     10.76%
  FBO Interface Cooper
  Manufacturing
  870 Westminister St
  Providence, RI 02903-
  4089
Hand Benefits & Trust      Institutional Class          90,770.46     10.72%
  Cust FO...............
  Colorado Springs
  Health Partners PS
  5700 Northwest Central
  Dr 4(th) Fl
  Houston, TX 77092-2039
Saturn & Company........   Institutional Class          85,053.58     10.04%
  SRMC Funded Dep
  Reserve
  c/o State Street Bank
  and Trust
  200 Clarendon St FCG
  124
  Boston, MA 02116-5021
Primevest Financial        Institutional Class          64,211.99      7.58%
  Services FBO..........
  Jeff Milburn TTEE
  400 First Street SO
  Ste 300
  P.O. Box 283
  St. Cloud, MN 56302-
  0283
Pershing LLC............   Institutional Class          49,887.23      5.89%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM HIGH YIELD FUND
Pershing LLC............         Class A             7,698,354.64      8.27%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A             4,783,924.70      5.14%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class B             2,920,227.31     13.36%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B             1,405,647.27      6.43%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               714,736.13      7.42%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               580,567.97      6.03%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
AIM Moderate Asset         Institutional Class      15,778,766.48     38.69%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderate Growth        Institutional Class      11,147,819.44     27.34%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
AIM Growth Allocation...   Institutional Class       8,235,215.97     20.19%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Income Allocation      Institutional Class       3,032,673.40      7.44%
  Fund..................
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
Charles Schwab & Co           Investor Class         7,128,992.66     24.95%
  Inc...................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, GA
  94104-4151
AIM INCOME FUND
Pershing LLC............         Class A             3,608,907.80      7.25%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B             1,321,647.26     11.37%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class C               482,086.78     11.60%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               301,564.03      7.26%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
NFS LLC FEBO............         Class R                96,736.07     12.24%
  Anne E Howanski TTEE
  Ridley Township Police
  Pen Fund
  100 East Macdale Blvd
  Folsom, PA 19033
Merrill Lynch Pierce             Class R                84,201.10     10.65%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
AIM Income Allocation      Institutional Class       1,349,242.21     86.39%
  Fund..................
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
FIIOC Agent.............   Institutional Class         187,970.15     12.03%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
Charles Schwab & Co           Investor Class         1,658,439.99     10.91%
  Inc...................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
National Financial            Investor Class           904,838.50      5.95%
  Services Corp.........
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate-Recon
  New York, NY 10281-
  5503
Union Bank Calif TR.....      Investor Class           866,124.41      5.70%
  Select Benefit Omnibus
  12B-1 Fees
  UBCC-Mutual Funds
  P.O. Box 85484
  San Diego, CA 92186-
  5484
AIM INTERMEDIATE
  GOVERNMENT FUND
City National Bank......         Class A             2,630,491.07      7.90%
  City National Corp
  P.O. Box 60520
  Attn:  TR OPS/Mutual
  Fd
  Los Angeles, CA 90060-
  0520
Pershing LLC............         Class A             1,844,459.79      5.54%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B             1,420,797.79     10.75%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               837,193.80      6.33%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C               484,867.91     11.98%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               281,608.25      6.96%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Moderately             Institutional Class       1,697,305.51     64.61%
  Conservative..........
  Allocation Fund
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Income Allocation      Institutional Class         810,212.80     30.84%
  Fund..................
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
Charles Schwab & Co           Investor Class           497,069.52     10.51%
  Inc...................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Delaware Charter              Investor Class           281,056.06      5.94%
  Guarantee & Trust.....
  FBO Various Qualified
  Plans
  711 High St
  Des Moines, IA 50309-
  2732
AIM LIMITED MATURITY
  TREASURY FUND
Merrill Lynch Pierce             Class A             1,035,385.69      7.58%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A               774,216.96      5.67%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class A3              350,698.77     11.01%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Conservative Asset     Institutional Class         994,363.98     80.98%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
FIIOC Agent.............   Institutional Class         142,147.77     11.58%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-
  1987
AIM MONEY MARKET FUND
Pershing LLC............         Class B             9,563,820.43      7.42%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
MG Trustco Cust FBO              Class R             1,280,799.74      6.55%
  401(k)................
  Gravograph New Homes
  Inc
  Ret Svgs Pl
  700 17(th) St Ste 300
  Denver, CO 80202-3531

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
MG Trustco Cust.........         Class R             1,152,531.18      5.89%
  FBO Call & Nicholas
  Inc 401(k) Profit
  700 17(th) St Ste 300
  Denver, CO 80202-3531
AIM MUNICIPAL BOND FUND
Pershing LLC............         Class B               403,669.52     12.23%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               283,189.52      8.58%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class B               199,365.62      6.04%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY 10001-
  2402
Merrill Lynch Pierce             Class C               403,863.08     20.54%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               151,485.73      7.70%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C               121,751.61      6.19%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY 10001-
  2402
Charles Schwab & Co           Investor Class           932,652.63      5.41%
  Inc...................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
AIM REAL ESTATE FUND
Charles Schwab & Co              Class A             2,913,579.37      9.40%
  Inc...................
  Reinvestment Account
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nationwide Trust Company         Class A             2,206,569.70      7.12%
  FSB...................
  c/o IPO Portfolio
  Accounting
  P.O. Box 182029
  Columbus, OH 43218-
  2029
Pershing LLC............         Class B               603,852.87     12.94%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class C               697,544.91     15.29%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C               553,201.40     12.13%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets         Class C               376,753.90      8.26%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY 10001-
  2402
Hartford Life Insurance          Class R               197,198.32     15.23%
  Co....................
  Separate Account
  401(k)
  P.O. Box 2999
  Hartford, CT 06104-
  2999
Merrill Lynch Pierce             Class R               184,451.33     14.24%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Emjay Corporation Cust           Class R               104,482.86      8.07%
  FBO...................
  Plans of RPSA
  Customers
  c/o Great West
  8515 E Orchard Rd Ste
  2T2
  Greenwood Vlg, CO
  80111-5002
AIM Growth Allocation      Institutional Class       1,150,378.53     42.02%
  Fund..................
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderate Growth        Institutional Class         389,216.99     14.22%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
New York Life Trust        Institutional Class         359,966.99     13.15%
  Company 401(k)........
  Clients Account
  690 Canton St Ste 100
  Westwood, MA 02090-
  2324
AIM Income Allocation      Institutional Class         212,020.83      7.74%
  Fund..................
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
National Financial         Institutional Class         160,207.46      5.85%
  Services Corp.........
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate-Recon
  New York, NY 10281-
  5503
National Financial            Investor Class           152,525.65     12.35%
  Services Corp.........
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate-Recon
  New York, NY 10281-
  5503
Charles Schwab & Co           Investor Class           147,472.16     11.94%
  Inc...................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
AIM SHORT TERM BOND FUND
Charles Schwab & Co              Class A               543,232.82     17.95%
  Inc...................
  Special Custody FBO
  Customers (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class A               404,998.06     13.38%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class A               158,513.78      5.24%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class C             1,335,016.23     16.09%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citistreet Retirement            Class R               133,826.55     64.65%
  Services..............
  Citigroup
  Institutional Trust
  400 Atrium Dr
  Somerset, NJ 08873-
  4162
Merrill Lynch Pierce             Class R                11,628.43      5.62%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
AIM Conservative Asset     Institutional Class       3,067,770.60     42.84%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
AIM Moderate Asset         Institutional Class       2,017,607.61     28.18%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderately             Institutional Class       1,344,125.68     18.77%
  Conservative..........
  Allocation Fund
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Income Allocation...   Institutional Class         596,101.93      8.32%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM TOTAL RETURN BOND
  FUND
Merrill Lynch Pierce             Class A               699,814.01     11.33%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A               408,308.70      6.61%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC............         Class B               304,533.89     10.11%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               242,126.71      8.04%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C                90,121.23      8.16%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
MG Trustco Cust 401(k)..         Class R                13,531.02     11.01%
  FBO Trico Excavating
  700 17(th) Street Ste
  300
  Denver, CO 80202-3531
MG Trust Company Cust            Class R                 9,527.05      7.75%
  FBO...................
  Comdec Inc Employee
  Retirement PL
  700 17(th) Street Ste
  300
  Denver, CO 80202-3531
Quality Medical &                Class R                 7,606.63      6.19%
  Physical Therapy......
  Vesha Czuber
  80 Congress St
  Springfield, MA 01104
Quality Medical &                Class R                 7,581.98      6.17%
  Physical Therapy......
  John S Czuber
  1985 Main St Ste 301
  Springfield, MA 01103-
  1074
Andrews Caramel Applies          Class R                 6,318.35      5.14%
  Inc...................
  401(k) Plan
  Mary D Demarco TTEE
  5001 W Belmont Ave
  Chicago, IL 60641-4236
AIM Moderate Asset         Institutional Class      17,874,610.90     59.97%
  Allocation Fund.......
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderate Growth        Institutional Class       4,936,939.66     16.56%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Conservative Asset     Institutional Class       2,706,849.01      9.08%
  Allocation............
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Moderately             Institutional Class       2,426,208.52      8.14%
  Conservative..........
  Allocation Fund
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM Income Allocation      Institutional Class       1,672,907.05      5.61%
  Fund..................
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX 77046-1113
AIM TAX-EXEMPT FUNDS
AIM HIGH INCOME
  MUNICIPAL BOND
Merrill Lynch Pierce             Class A             6,874,097.61     14.19%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class A             6,301,565.38     13.01%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class A             2,835,842.90      5.85%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co              Class A             2,534,620.71      5.23%
  Inc...................
  Reinvestment Account
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC............         Class B               790,303.87     20.51%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce             Class B               541,517.73     14.05%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce             Class C             3,571,919.42     29.13%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets         Class C             1,035,764.90      8.45%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY 10001-
  2402
Pershing LLC............         Class C             1,022,001.73      8.34%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
First Command Bank         Institutional Class       5,823,027.27     69.79%
  Trust.................
  FBO First Command SIP
  Attn: Trust Department
  P.O. Box 901075
  Fort Worth, TX 76101-
  2075
Hollowwave & Co.........   Institutional Class       2,285,506.53     27.39%
  P.O. Box 5496
  Boston, MA 02102
AIM TAX-EXEMPT CASH FUND
CFP Holdings LTD                 Class A             6,092,086.69     17.16%
  Partnership...........
  Partnership
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
SERAPIS LTD.............         Class A             4,367,117.47     12.30%
  Robert H Graham
  Managing General
  Partner
  P.O. Box 1063
  Houston, TX 77251-1063

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Gary Thomas Crum........         Class A             2,372,203.32      6.68%
  11 E Greenway Plz Ste
  2600
  Houston, TX 77046-1100
AIM TAX-FREE
  INTERMEDIATE FUND
Gary Thomas Crum........         Class A             1,862,325.42     14.12%
  11 E Greenway Plz Ste
  2600
  Houston, TX 77046-1100
Citigroup Global Markets         Class A             1,311,626.66      9.94%
  House.................
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY 10001-
  2402
CFP Holdings LTD                 Class A             1,070,920.99      8.12%
  Partnership...........
  Partnership
  11 E Greenway Plz Ste
  1919
  Houston, TX 77046-1103
Pershing LLC............         Class A               972,616.14      7.37%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Onedun A Partnership....         Class A               781,234.73      5.92%
  218 W Main St
  Dundee, IL 60118-2019
Merrill Lynch Pierce             Class A               693,288.06      5.25%
  Fenner & Smith........
  FBO The Sole Benefit
  of Customers
  Attn:  Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC............         Class A3              606,494,62     20.29%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
First Command Bank         Institutional Class          39,842.66     66.97%
  Trust.................
  FBO First Command SIP
  Attn: Trust Department
  P.O. Box 901075
  Fort Worth, TX 76101-
  2075
Maril & Co FBO NJ.......   Institutional Class          13,399.10     22.52%
  c/o M&I Trust Co NA
  11270 W Park Pl Ste
  400
  Milwaukee, WI 53224-
  3638
Sterne Agee & Leach        Institutional Class           6,252.31     10.51%
  Inc...................
  813 Shades Creek Pky
  Birmingham, AL 35209-
  4542
STIT
GOVT & AGENCY-CASH
Simmons First National..  Cash Management Class    267,436,415.41     34.00%
  Attn: Neal Jenkins
  8315 Cantrell Road
  Suite 200 Little Rock,
  AR 72227
Henderson Sub Accounts..  Cash Management Class    155,423,486.09     19.76%
  240 Water Street
  Henderson, NV 89015
Wachovia (NSCC).........  Cash Management Class     97,462,865.88     12.39%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
FSA 052.................  Cash Management Class     69,507,449.64      8.84%
  Attn: Fund Manager
  777 S. Figueroa St.,
  Suite 3200
  Los Angeles, CA 90017
Cantella & Co...........  Cash Management Class     51,372,827.61      6.53%
  Attn: Amy Webster
  12000 Westheimer, Ste
  225
  Houston, TX 77072
GOVT & AGENCY-CORPORATE
Drip Omnibus............     Corporate Class       158,625,081.98     36.19%
  Attn: Antoinette Neal
  540 West Madison St
  Suite 1035
  Chicago, IL 60661
Wachovia (NSCC).........     Corporate Class       154,398,650.35     35.22%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
SunGard.................     Corporate Class       122,580,049.78     27.96%
  Times Building
  336 Fourth Ave
  Pittsburgh, PA 15222
GOVT & AGENCY-INST
Bank of China...........   Institutional Class     150,000,000.00     12.77%
  Attn: Sylvia Lee
  410 Madison Ave
  New York, NY 10017
Oklahoma 20052..........   Institutional Class      93,610,602.89      7.97%
  2300 North Lincoln
  Boulevard, Room 217
  Attn: Bill Fankhouser
  Oklahoma City, OK
  73105
Abilene.................   Institutional Class      72,227,595.00      6.15%
  400 Pine Street
  Abilene, TX 79601
Arvest Trust Co.........   Institutional Class      63,970,439.38      5.45%
  Attn: Trust Operations
  P.O. Box 1156
  Bartlesville, OK
  74005-1156
FSA.....................   Institutional Class      62,400,059.06      5.31%
  Attn: Fund Manager
  777 S. Figueroa St.
  Suite 3200
  Los Angelos CA 90017
GOVT & AGENCY-PERSONAL
Springfield Govt........      Personal Class        12,583,500.00     30.95%
  Attn: Brenda Stroh
  3400 West Wabash
  Springfield, IL 62707
Guaranty Bank...........      Personal Class         8,529,087.82     20.98%
  Buck Boyer
  8333 Douglas Avenue,
  Suite 820
  Dallas, TX 75225
Wachovia (NSCC).........      Personal Class         7,889,264.02     19.41%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
Community Bank..........      Personal Class         4,029,128.83      9.91%
  Attn: Lisa Sanders
  500 S. Morgan
  Granbury, TX 76048
Trust Manage Net........      Personal Class         3,231,147.67      7.95%
  Attn: Kevin Crawford
  4300 MacArthur Avenue,

  Suite 170, LB5
  Dallas, TX 75209
STAR Financial Bank.....      Personal Class         2,408,072.55      5.92%
  6230 Bluffton Rd.
  Ft. Wayne, IN 46809
GOVT & AGENCY-PRIVATE
Bank of N.Y. ...........      Private Class        260,631,095.44     41.77%
  One Wall Street, 2nd
  Floor
  Stif/Master Note Attn:
  Frank Notaro
  New York, NY 10286
Wilmington Trust Subs...      Private Class        137,533,485.11     22.04%
  1100 North Market
  Street
  Wilmington, DE 19890-
  1100
Wachovia (NSCC).........      Private Class         40,412,341.30      6.48%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
GOVT & AGENCY-RESERVE
Commerce Bank Corp......      Reserve Class         12,651,202.62     43.13%
  101 Haddonfield Road
  2nd Floor
  Cherry Hill, NJ 08002-
  4401
Community Bank..........      Reserve Class          5,484,577.51     18.70%
  Attn: Carolyn Lott
  P.O. Box 59
  323 East Third Street
  Forest, MS 39074

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
STAR Financial Bank.....      Reserve Class          3,401,190.91     11.60%
  6230 Bluffton Rd.
  Ft. Wayne, IN 46809
Community Bank 22700....      Reserve Class          2,160,802.58      7.37%
  Attn: Lisa Sanders
  500 S. Morgan
  Granbury, TX 76048
Woodforest Sweep              Reserve Class          1,984,913.55      6.77%
  Account...............
  3101 West Davis
  Conroe, TX 77304
GOVT & AGENCY-RESOURCE
M & T Securities NSCC...      Resource Class        60,723,963.92     21.90%
  Appletree Business
  Park
  2875 Union Rd., Suite
  30-33
  Cheektowaga, NY 14277
Sovereign Bank, New           Resource Class        49,060,809.65     17.69%
  England...............
  c/o Chase Enterprises
  280 Trumbull Street
  Hartford, CT 06103
Nabank & Co.............      Resource Class        40,328,303.62     14.54%
  Attn: Cathy Latimer
  P.O. Box 2180
  Tulsa, OK 74101
US Bank.................      Resource Class        21,311,111.99      7.69%
  1555 N Rivercenter Dr
  Ste 302
  Milwaukee, WI 53212
Wachovia (NSCC).........      Resource Class        18,297,163.85      6.60%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
Frost 131 Sweep.........      Resource Class        15,917,383.79      5.74%
Morgan Keegan...........      Resource Class        14,481,259.90      5.22%
  150 Fourth Ave North
  Ste 1500
  Attn: Mary K Byrd
  Nashville, TN 37219
Goldman Sachs GCS.......      Resource Class        14,399,503.50      5.19%
  Attn: Rene Godin
  71 South Wacker Dr
  Ste. 500
  Chicago, IL 60606
GOV'T TAXADVT. -CASH
  MGT.
Morgan Stanley..........  Cash Management Class     63,227,151.98     85.98%
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl
  Brooklyn, NY 11201
Huntington Investment...  Cash Management Class      7,690,373.69     10.46%
  41 S High St., Ninth
  Floor
  Columbus, OH 43287
GOV'T TAXADVT. -CORP.
UBS Financial (NSCC)....     Corporate Class            14,079.55    100.00%
  Newport Center III
  499 Washington Blvd
  Jersey City, NJ 07310-
  1995
GOV'T TAXADVT. -INST.
Morgan Stanley..........   Institutional Class     378,517,174.85     72.68%
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl
  Brooklyn, NY 11201
FSC.....................   Institutional Class      43,660,954.45      8.38%
  Attn: Pam Dean
  2300 Windy Ridge
  Parkway
  Suite 1100
  Atlanta, GA 30339
AIG Financial...........   Institutional Class      38,394,979.90      7.37%
  2300 Wendy Ridge Pkwy,
  Ste 1100
  Atlanta, GA 30339
GOV'T TAXADVT. -PERSONAL
Nabank & Co.............      Personal Class         6,836,284.80     92.75%
  Attn: Cathy Latimer
  P.O. Box 2180
  Tulsa, OK 74101
GOV'T TAXADVT.-PRIVATE
Huntington Investment...      Private Class         17,662,013.57     32.59%
  41 S High St., Ninth
  Floor
  Columbus, OH 43287
Bank of N.Y. ...........      Private Class         12,271,790.57     22.64%
  One Wall Street, 2nd
  Floor
  Stif/Master Note
  Attn: Frank Notaro
  New York, NY 10286
Frost National..........      Private Class         11,961,525.83     22.07%
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX 78298-
  2479
Wachovia (NSCC).........      Private Class          4,913,541.05      9.07%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
WCMLLC..................      Private Class          2,805,856.61      5.18%
  Attn: Money Funds
  Mail COD NC 0675 Bldg
  1B1
  1525 West W.T. Harris
  Blvd.
  Charlotte, NC 28262-
  0675
GOV'T TAXADVT.-RESERVE
Trust Manage Net........      Reserve Class         10,328,201.80     64.92%
  Attn: Kevin Crawford
  4300 MacArthur Avenue,

  Suite 170, LB5
  Dallas, TX 75209
Four Oaks...............      Reserve Class          5,308,089.91     33.36%
  P.O. Box 309
  Four Oaks, NC 27524
GOV'T TAXADVT.-RESOURCE
Morgan Stanley..........      Resource Class        27,922,374.38     60.59%
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl
  Brooklyn, NY 11201
Trust Manage Net........      Resource Class         7,664,291.29     16.63%
  Attn: Kevin Crawford
  4300 MacArthur Avenue,
  Suite 170, LB5
  Dallas, TX 75209
Sovereign Bank, New           Resource Class         5,544,598.99     12.03%
  England...............
  c/o Chase Enterprises
  280 Trumbull Street
  Hartford, CT 06103
Nabank & Co.............      Resource Class         2,490,655.97      5.40%
  Attn: Cathy Latimer
  P.O. Box 2180
  Tulsa, OK 74101
LIQUID ASSETS-CASH MGMT
Bank of N.Y.............  Cash Management Class    921,746,345.68     26.85%
  One Wall Street, 2nd
  Floor
  Stif/Master Note
  Attn: Frank Notaro
  New York, NY 10286
Morgan Stanley..........  Cash Management Class    403,748,500.05     11.76%
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl
  Brooklyn, NY 11201
Mellon Global Cash        Cash Management Class    229,125,000.00      6.68%
  Mgmt..................
  Three Mellon Bank
  Center-Room 2501
  Pittsburgh, PA 15259-
  0001
State Street Bank FBO...  Cash Management Class    225,617,441.78      6.57%
  Cash Sweep Support
  Group
  Josiah Quincy Building
  5N
  200 Newport Avenue
  North Quincy, MA 02171
Union Bank..............  Cash Management Class    223,624,933.99      6.51%
  Attn: LaVonna Bowden
  P.O. Box 85484
  San Diego, CA 92186-
  5484

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Fifth Third Sec.........  Cash Management Class    220,445,345.40      6.42%
  Attn: John Hoeting
  38 Fountain Square
  Plaza
  Cincinnati, OH 45263
LIQUID ASSETS-CORPORATE
Fifth Third Sec.........     Corporate Class       150,000,000.00     63.20%
  Attn: John Hoeting
  38 Fountain Square
  Plaza
  Cincinnati, OH 45263
SunGard.................     Corporate Class        38,513,202.26     16.23%
  Times Bldg.
  336 Fourth Ave
  Pittsburgh, PA 15222
Wachovia (NSCC).........     Corporate Class        22,493,792.91      9.48%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
RBC Dain Rauscher.......     Corporate Class        20,177,198.80      8.50%
  60 South Sixth Street
  Minneapolis, MN 55402-
  4422
LIQUID ASSETS-INST.
Microsoft Capital.......   Institutional Class   1,964,100,000.00      9.89%
  6100 Neil Road
  Reno, NV 89511-1132
AIM Fund of Funds 1.....   Institutional Class   1,779,878,354.59      8.96%
  Attn: Brian Smith
  Money Market Portfolio
  Admin.
  11 Greenway Plaza, Ste
  100
  Houston, TX 77046
Morgan Stanley..........   Institutional Class   1,774,896,295.51      8.93%
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl
  Brooklyn, NY 11201
SSB Sec Lending.........   Institutional Class   1,091,226,121.93      5.49%
  Attn: Franco Agapito
  2 International Place,
  31st Floor
  Boston, MA 02110-4104
Road Runner & Co SSB....   Institutional Class   1,084,525,842.92      5.46%
  Cash Sweep Support
  Group
  Josiah Quincy Building
  5N
  200 Newport Avenue
  N. Quincy, MA 02171
MSDW-Sec Lending 1......   Institutional Class   1,080,669,106.86      5.44%
  Attn: Michelle
  Gonzalez
  11 Greenway, Ste 100
  Houston, TX 77043
LIQUID ASSETS-PERSONAL
GPC Securities (NSCC)...      Personal Class        29,154,965.12     39.59%
  P.O. Box 105779
  Atlanta, GA 30348-5779
CoBank CMP 51100........      Personal Class        11,438,278.91     15.53%
  P.O. Box 5110
  Denver, CO 80217
Woodforest Sweep              Personal Class         8,204,757.09     11.14%
  Account...............
  3101 West Davis
  Conroe, TX 77304
Texas Capital...........      Personal Class         6,165,018.91      8.37%
  Attn: Kitty Ramzy
  2100 McKinney Ave.,
  Ste 900
  Dallas, TX 75201
Guaranty Bank...........      Personal Class         5,179,801.02      7.03%
  Buck Boyer
  8333 Douglas Avenue,
  Suite 820
  Dallas, TX 75225
Wedbush (NSCC)..........      Personal Class         5,178,650.50      7.03%
  1000 Wilshire Blvd
  9(th) FL
  P.O. Box 30014
  Terminal Annex
  Los Angles, CA 90030-
  0014
LIQUID ASSETS-PRIVATE
Wachovia (NSCC).........      Private Class        210,368,595.36     22.20%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
Guaranty Bank...........      Private Class        169,436,601.62     17.88%
  Buck Boyer
  8333 Douglas Avenue,
  Suite 820
  Dallas, TX 75225
Bank of N.Y. ...........      Private Class        165,857,911.92     17.50%
  One Wall Street, 2nd
  Floor
  Stif/Master Note
  Attn: Frank Notaro
  New York, NY 10286
Wilm Tr Co 6011.........      Private Class         83,201,658.76      8.78%
  Attn: Toni Snyder
  1100 North Market
  Street
  Wilmington, DE 19890
LIQUID ASSETS-RESERVE
FNBB-Community First....      Reserve Class         12,689,539.70     34.25%
  Attn: Sheila Esteve
  P.O. Box 80579
  Baton Rouge, LA 70898
CoBank CMP..............      Reserve Class         11,865,760.51     32.03%
  P.O. Box 5110
  Denver, CO 80217
Pershing Omnibus........      Reserve Class          6,262,424.65     16.90%
  Attn: Daniel Quinn
  1 Pershing Plaza
  Jersey City, NJ 07399
LIQUID ASSETS-RESOURCE
Harris Methodist........      Resource Class       187,438,917.17     20.82%
  Attn: Sandy Reeves
  611 Ryan Plaza Drive
  6th Floor, Suite 630
  Arlington, TX 76011
Morgan Stanley..........      Resource Class       131,068,371.15     14.56%
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl
  Brooklyn, NY 11201
Wachovia (NSCC).........      Resource Class       109,352,188.62     12.15%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
Goldman Sachs GCS.......      Resource Class        97,802,284.11     10.87%
  Attn: Rene Godin
  71 South Wacker Dr
  Ste. 500
  Chicago, IL 60606
CoBank CMP..............      Resource Class        76,545,592.02      8.50%
  P.O. Box 5110
  Denver, CO 80217
PRIME-CASH MANAGEMENT
Citigroup (NSCC)........     Cash Management       255,086,108.51     16.20%
  333 West 34th Street
  Mutual
  Funds/Commission/Trad-
  ing
  3rd Floor
  New York, NY 10001-
  2402
Bank of N.Y. ...........     Cash Management       207,535,968.15     13.18%
  One Wall Street, 2nd
  Floor
  Stif/Master Note
  Attn: Frank Notaro
  New York, NY 10286
Frost National..........     Cash Management       179,934,096.67     11.43%
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX 78298-
  2479
UBS Financial (NSCC)....     Cash Management       141,126,075.64      8.96%
  Newport Center III
  499 Washington Blvd
  Jersey City, NJ 07310-
  1995
Raymond James...........     Cash Management       126,434,703.62      8.03%
  880 Carillon Pkwy
  St Petersburg, FL
  33716-1100
Frost 131 Sweep.........     Cash Management       110,109,855.54      6.99%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
PRIME-CORPORATE
Peace Health............     Corporate Class       202,333,245.57     59.11%
  15325 S.E. 30th Place,
  Ste 300
  Bellevue, WA 98007
Frost Capital Markets        Corporate Class        67,907,728.58     19.84%
  133...................
  P.O. Box 1600
  San Antonio, TX 78296
Credit Suisse...........     Corporate Class        47,891,797.77     13.99%
  Attn: Eileen Duff
  Eleven Madison Ave
  New York, NY 10010
Fifth Third Sec.........     Corporate Class        19,421,629.52      5.67%
  Attn: John Hoeting
  38 Fountain Square
  Plaza
  Cincinnati, OH 45263
PRIME-INSTITUTIONAL
Frost National 842A1....   Institutional Class     777,433,574.41     23.69%
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX 78298-
  2479
US Bank 458A2...........   Institutional Class     252,992,615.00      7.71%
  Attn: ACM Dept
  P.O. Box 1787
  Milwaukee, WI 53201
Citicorp, N.A...........   Institutional Class     250,000,000.00      7.62%
  Attn: Olivia Mclntyrel
  333 West 34th St 3rd
  fl
  New York, NY 10001
Goldman Sachs GCS.......   Institutional Class     237,501,397.68      7.24%
  Attn: Rene Godin
  71 South Wacker Dr
  Ste. 500
  Chicago, IL 60606
PRIME-PERSONAL
Frost 131 Sweep.........      Personal Class       315,715,012.58     77.11%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299
Frost 131 Direct........      Personal Class        39,042,023.28      9.54%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299
Frost National 842A1....      Personal Class        31,333,302.53      7.65%
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX 78298-
  2479
PRIME-PRIVATE
Frost 131 Direct........      Private Class        180,749,917.77     26.47%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299
Bank of N.Y. ...........      Private Class        120,031,088.38     17.58%
  One Wall Street, 2nd
  Floor
  Stif/Master Note
  Attn: Frank Notaro
  New York, NY 10286
Huntington Investment         Private Class         77,994,228.81     11.42%
  111...................
  41 S High St., Ninth
  Floor
  Columbus, OH 43287
Wachovia (NSCC).........      Private Class         74,880,909.11     10.96%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000
Guaranty Bank...........      Private Class         45,637,500.74      6.68%
  Buck Boyer
  8333 Douglas Avenue,
  Suite 820
  Dallas, TX 75225
Frost 131 Sweep.........      Private Class         40,583,953.26      5.94%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299
Bank of OK..............      Private Class         36,812,930.26      5.39%
  Attn: Carrie Jacobson
  P.O. Box 2300
  Tulsa, OK 74192
PRIME-RESERVE
Provident Savings             Reserve Class         14,288,537.00     46.23%
  Sweep.................
  Attn: Lorraine Rathjen
  830 Bergen Avenue
  Jersey City, NJ 07306
STAR Financial Bank.....      Reserve Class          7,473,420.85     24.18%
  6230 Bluffton Rd.
  Ft. Wayne, IN 46809
BONY 141................      Reserve Class          5,673,172.37     18.36%
  Attn: Anne Marie
  Blondin
  101 Barclay Street 3W
  New York, NY 10286
PRIME-RESOURCE
Scott & Stringfellow,         Resource Class       152,667,993.77     28.66%
  Inc...................
  909 E. Main St
  Richmond, VA 23219
WCMLLC..................      Resource Class       125,215,817.25     23.50%
  Attn: Money Funds
  Mail COD NC 0675 Bldg.
  1B1
  1525 West W.T. Harris
  Blvd.
  Charlotte, NC 28262-
  0675
Nabank & Co.............      Resource Class        67,882,202.69     12.74%
  Attn: Cathy Latimer
  P.O. Box 2180
  Tulsa, OK 74101
Goldman Sachs GCS.......      Resource Class        62,340,563.72     11.70%
  Attn: Rene Godin
  71 South Wacker Dr
  Ste. 500
  Chicago, IL 60606
TREASURY PORTFOLIO
TREASURY-CASH MANAGEMENT
Bear Stearns-GCS........  Cash Management Class  1,382,690,284.47     43.78%
  Attn: Jimmy Angelaras
  1 Metrotech Center
  North
  Brooklyn, NY 11021
BoNY Brussels...........  Cash Management Class    673,508,422.33     21.32%
  Attn: Mario Bautista
  35 Avenue des Arts
  Brussels B-1040,
Bank of N.Y. ...........  Cash Management Class    521,770,685.43     16.52%
  One Wall Street, 2nd
  Floor
  Attn: Frank Notaro
  New York, NY 10286
Wachovia (NSCC).........  Cash Management Class    181,620,502.39      5.75%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA
  230600000
TREASURY-CORPORATE CLASS
WCMLLC..................     Corporate Class       473,418,034.55     89.29%
  Attn: Money Funds
  Mail Cod NC 0675 Bldg
  1B1
  1525 West W.T. Harris
  Blvd.
  Charlotte, NC
  282620675
Wachovia Cap Mkts            Corporate Class        34,613,078.38      6.53%
  Subacts...............
  Attn: Money Funds
  Mail Code NC 0675 Bldg
  1B1
  1525 West W.T. Harris
  Blvd.
  Charlotte, NC
  282620675
TREASURY-INSTITUTIONAL
Frost National..........   Institutional Class     502,290,039.29     14.81%
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX
  782982479
Bank of N.Y. ...........   Institutional Class     454,938,237.92     13.41%
  One Wall Street, 2nd
  Floor
  Attn: Frank Notaro
  New York, NY 10286

                                                     NUMBER OF     PERCENT OF
NAME OF FUND AND NAME                                 SHARES          CLASS
AND                                                  OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS               RECORD        RECORD(1)
-----------------------           -----              ---------     ----------
Road Runner & Co SSB....   Institutional Class     353,498,832.88     10.42%
  Cash Sweep Support
  Group
  Josiah Quincy Building
  5N
  200 Newport Avenue
  N. Quincy, MA 02171
American Express 772A2..   Institutional Class     302,000,000.00      8.90%
  301 N. Walnut Street
  Wilmington, DE 19801
Nabank & Co. ...........   Institutional Class     292,358,196.58      8.62%
  Attn: Cathy Latimer
  P.O. Box 2180
  Tulsa, OK 74101
Morgan Stanley..........   Institutional Class     225,122,877.98      6.64%
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl
  Brooklyn, NY 11201
TREASURY-PERSONAL
Frost 131 Sweep.........      Personal Class       311,049,627.42     74.52%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299
Frost 131 Direct........      Personal Class        41,023,015.31      9.83%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299
Guaranty Bank...........      Personal Class        24,692,548.46      5.92%
  Buck Boyer
  8333 Douglas Avenue,
  Suite 820
  Dallas, TX 75225
TREASURY-PRIVATE
Bank of N.Y. ...........      Private Class        349,143,876.83     32.73%
  One Wall Street, 2nd
  Floor
  Attn: Frank Notaro
  New York, NY 10286
Zions...................      Private Class        304,980,863.95     28.59%
  Attn: Trust
  Department-Liz King
  P.O. Box 30880
  Salt Lake City, UT
  84130
Frost 131 Direct........      Private Class         88,124,136.55      8.26%
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX 78299
Wachovia (NSCC).........      Private Class         66,409,740.55      6.23%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA
  230600000
Zions...................      Private Class         62,355,615.23      5.85%
  Attn: Robyn Broadhead
  1 Main St
  Salt Lake City, UT
  84111
TREASURY-RESERVE
Provident Savings             Reserve Class         33,311,121.37     41.39%
  Sweep.................
  Attn: Lorraine Rathjen
  830 Bergen Avenue
  Jersey City, NJ 07306
Pershing Omnibus........      Reserve Class         24,621,350.97     30.60%
  Attn: Daniel Quinn
  1 Pershing Plaza
  Jersey City, NJ 07399
Commerce Bank Corp......      Reserve Class         10,976,830.64     13.64%
  101 Haddonfield Road
  2nd Floor
  Cherry Hill, NJ
  080024401
FNBB-Metairie Bank......      Reserve Class          4,164,190.16      5.17%
  Attn: Sheila Esteve
  P.O. Box 80579
  Baton Rouge, LA 70898
TREASURY-RESOURCE
US Bank.................      Resource Class       142,043,891.17     29.12%
  1555 N Rivercenter Dr
  Ste 302
  Milwaukee, WI 53212
Wachovia (NSCC).........      Resource Class       100,506,353.31     20.61%
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA
  230600000
WCMLLC..................      Resource Class        71,026,480.76     14.56%
  Attn: Money Funds
  Mail Cod NC 0675 Bldg
  1B1
  1525 West W.T. Harris
  Blvd.
  Charlotte, NC
  282620675
Robert W. Baird (NSCC)..      Resource Class        63,614,482.43     13.04%
  P.O. Box 672
  777 E Wisconsin Ave
  Milwaukee, WI
  532025300
Carey and Company             Resource Class        29,704,287.65      6.09%
  22739.................
  c/o Huntington Trust
  Co
  7 Easton Oval
  Columbus, OH 432196010




--------

     (1) The Trusts have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                       EXHIBIT J

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.

                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND


NAME OF FUND           BOB R.          FRANK S.          JAMES T.          BRUCE L.        ALBERT R.         JACK M.
(CLASS)                BAKER            BAYLEY             BUNCH           CROCKETT          DOWDEN          FIELDS
------------      ---------------  ----------------  ----------------  ----------------  -------------  ----------------
AIM CORE
  ALLOCATION
  PORTFOLIO
  SERIES
  Series C
  Series M
AIM EQUITY FUNDS
     AIM Capital
       Develop-
       ment Fund
     AIM Charter
       Fund                         $10,001-$50,000                       $1-$10,000
     AIM
       Constel-
       lation
       Fund                                                               $1-$10,000
     AIM
       Diversi-
       fied
       Dividend
       Fund
     AIM Large
       Cap Basic
       Value
       Fund                                          $50,001-$100,000
     AIM Large
       Cap
       Growth
       Fund                                            Over $100,000   $50,001-$100,000
AIM FUNDS GROUP
     AIM Basic
       Balanced
       Fund
     AIM
       European
       Small
       Company
       Fund        Over $100,000   $50,000-$100,000                                                       Over $100,000
     AIM Global
       Value
       Fund                                                             $10,001-$50,000
     AIM
       Interna-
       tional
       Small
       Company
       Fund        Over $100,000                                        $10,001-$50,000                   Over $100,000
     AIM Mid Cap
       Basic
       Value
       Fund                                                             $10,001-$50,000
     AIM Select
       Equity
       Fund                                                               $1-$10,000
     AIM Small
       Cap
       Equity
       Fund                                                             $10,001-$50,000
AIM GROWTH
  SERIES
     AIM Basic
       Value
       Fund        Over $100,000
     AIM
       Conserva-
       tive
       Alloca-
       tion Fund
     AIM Global
       Equity
       Fund
     AIM Growth
       Alloca-
       tion Fund   Over $100,000
     AIM Income
       Alloca-
       tion Fund
     AIM
       Indepen-
       dence Now
       Fund
     AIM
       Indepen-
       dence
       2010 Fund
     AIM
       Indepen-
       dence
       2020 Fund
     AIM
       Indepen-
       dence
       2030 Fund
     AIM
       Indepen-
       dence
       2040 Fund
     AIM
       Indepen-
       dence
       2050 Fund
     AIM
       Interna-
       tional
       Alloca-
       tion Fund
     AIM Mid Cap
       Core
       Equity
       Fund
     AIM
       Moderate
       Alloca-
       tion Fund
     AIM
       Moderate
       Growth
       Alloca-
       tion Fund
     AIM
       Moder-
       ately
       Conserva-
       tive
       Alloca-
       tion Fund
     AIM Small
       Cap
       Growth
       Fund
AIM INVESTMENT
  FUNDS
     AIM China
       Fund       $10,001-$50,000                                       $10,001-$50,000                   Over $100,000
     AIM
       Develop-
       ing
       Markets
       Fund                         $10,001-$50,000                     $10,001-$50,000                   Over $100,000

NAME OF FUND           BOB R.          FRANK S.          JAMES T.          BRUCE L.        ALBERT R.         JACK M.
(CLASS)                BAKER            BAYLEY             BUNCH           CROCKETT          DOWDEN          FIELDS
------------      ---------------  ----------------  ----------------  ----------------  -------------  ----------------
     AIM LIBOR
       Alpha
       Fund
     AIM Global
       Health
       Care Fund
     AIM
       Interna-
       tional
       Total
       Return
       Fund
     AIM Japan
       Fund                        $50,001-$100,000
     AIM Trimark
       Endeavor
       Fund
     AIM Trimark
       Fund
     AIM Trimark
       Small
       Companies
       Fund                        $50,001-$100,000
AIM INVESTMENT
  SECURITIES
  FUNDS
     AIM Global
       Real
       Estate
       Fund
     AIM High
       Yield
       Fund                                                               $1-$10,000
     AIM Income
       Fund                         $10,001-$50,000     $1-$10,000
     AIM
       Interme-
       diate
       Govern-
       ment Fund
     AIM Limited
       Maturity
       Treasury
       Fund
     AIM Money
       Market
       Fund                                             $1-$10,000
     AIM
       Municipal
       Bond Fund
     AIM Real
       Estate
       Fund
     AIM Short
       Term Bond
       Fund
     AIM Total
       Return
       Bond Fund
AIM TAX-EXEMPT
  FUNDS
     AIM High
       Income
       Municipal
       Fund                                            Over $100,000
     AIM Tax-
       Exempt
       Cash Fund
     AIM Tax-
       Free
       Interme-
       diate
       Fund
SHORT-TERM
  INVESTMENTS
  TRUST
     Government
       & Agency
       Portfolio
     Government
       TaxAd-
       vantage
       Portfolio
     Liquid
       Assets
       Portfolio
     STIC Prime
       Portfolio
     Treasury
       Portfolio
Aggregate Dollar
  Range of
  Equity
  Securities in
  All Registered
  Investment
  Companies
  Overseen By
  Trustee in the
  AIM Funds
  Complex          Over $100,000     Over $100,000   Over $100,000(1)  Over $100,000(1)  Over $100,000  Over $100,000(1)
NAME OF FUND            CARL              PREMA            RUTH H.          LEWIS F.           LARRY            RAYMOND
(CLASS)              FRISCHLING       MATHAI-DAVIS         QUIGLEY          PENNOCK            SOLL          STICKEL, JR.
------------      ----------------  ----------------  ----------------  ---------------  ----------------  ----------------
AIM CORE
  ALLOCATION
  PORTFOLIO
  SERIES
  Series C
  Series M
AIM EQUITY FUNDS
     AIM Capital
       Develop-
       ment Fund    Over $100,000                                       $10,001-$50,000
     AIM Charter
       Fund         Over $100,000                                       $10,001-$50,000
     AIM
       Constel-
       lation
       Fund                         $50,001-$100,000
     AIM
       Diversi-
       fied
       Dividend
       Fund                                                             $10,001-$50,000
     AIM Large
       Cap Basic
       Value
       Fund                         $50,001-$100,000                       $1-$10,000
     AIM Large
       Cap
       Growth
       Fund                          $10,001-$50,000
AIM FUNDS GROUP
     AIM Basic
       Balanced
       Fund                                                             $10,001-$50,000   $10,001-$50,000
     AIM
       European
       Small
       Company
       Fund         Over $100,000   $50,001-$100,000     $1-$10,000
     AIM Global
       Value
       Fund                                                             $10,001-$50,000
     AIM
       Interna-
       tional
       Small
       Company
       Fund         Over $100,000                      $10,001-$50,000                   $50,001-$100,000
     AIM Mid Cap
       Basic
       Value
       Fund
     AIM Select
       Equity
       Fund                           Over $100,000    $10,001-$50,000     $1-$10,000    $50,001-$100,000
     AIM Small
       Cap
       Equity
       Fund
AIM GROWTH
  SERIES
     AIM Basic
       Value
       Fund                                                                $1-$10,000
     AIM
       Conserva-
       tive
       Alloca-
       tion Fund   $10,001-$50,000
     AIM Global
       Equity
       Fund                                                             $10,001-$50,000
     AIM Growth
       Alloca-
       tion Fund  $50,001-$100,000
     AIM Income
       Alloca-
       tion Fund
     AIM
       Indepen-
       dence Now
       Fund
     AIM
       Indepen-
       dence
       2010 Fund
     AIM
       Indepen-
       dence
       2020 Fund
     AIM
       Indepen-
       dence
       2030 Fund
     AIM
       Indepen-
       dence
       2040 Fund
     AIM
       Indepen-
       dence
       2050 Fund
     AIM
       Interna-
       tional
       Alloca-
       tion Fund                                                                                           $50,001-$100,000
     AIM Mid Cap
       Core
       Equity
       Fund         Over $100,000                                          $1-$10,000
     AIM
       Moderate
       Alloca-
       tion Fund   $10,001-$50,000
     AIM
       Moderate
       Growth
       Alloca-
       tion Fund
     AIM
       Moder-
       ately
       Conserva-
       tive
       Alloca-
       tion Fund
     AIM Small
       Cap
       Growth
       Fund                                                                                Over $100,000
AIM INVESTMENT
  FUNDS
     AIM China
       Fund       $50,001-$100,000                    $50,001-$100,000                   $50,001-$100,000
     AIM
       Develop-
       ing
       Markets
       Fund         Over $100,000                       Over $100,000   $10,001-$50,000   $10,001-$50,000
     AIM LIBOR
       Alpha
       Fund
     AIM Global
       Health
       Care Fund                                                                           Over $100,000
     AIM
       Interna-
       tional
       Total
       Return
       Fund
     AIM Japan
       Fund        $10,001-$50,000                       $1-$10,000
     AIM Trimark
       Endeavor
       Fund                                                                $1-$10,000     $10,001-$50,000
     AIM Trimark
       Fund        $10,001-$50,000                                         $1-$10,000     $10,001-$50,000
     AIM Trimark
       Small
       Companies
       Fund       $50,001-$100,000                                                                         $50,001-$100,000
AIM INVESTMENT
  SECURITIES
  FUNDS
     AIM Global
       Real
       Estate
       Fund        $10,001-$50,000                       $1-$10,000     $10,001-$50,000
     AIM High
       Yield
       Fund                                                             $10,001-$50,000
     AIM Income
       Fund
     AIM
       Interme-
       diate
       Govern-
       ment Fund
     AIM Limited
       Maturity
       Treasury
       Fund
     AIM Money
       Market
       Fund
     AIM
       Municipal
       Bond Fund
     AIM Real
       Estate
       Fund
     AIM Short
       Term Bond
       Fund
     AIM Total
       Return
       Bond Fund                                                                                            $10,001-$50,000
AIM TAX-EXEMPT
  FUNDS
     AIM High
       Income
       Municipal
       Fund                                                                                Over $100,000
     AIM Tax-
       Exempt
       Cash Fund
     AIM Tax-
       Free
       Interme-
       diate
       Fund
SHORT-TERM
  INVESTMENTS
  TRUST
     Government
       & Agency
       Portfolio
     Government
       TaxAd-
       vantage
       Portfolio
     Liquid
       Assets
       Portfolio
     STIC Prime
       Portfolio
     Treasury
       Portfolio
Aggregate Dollar
  Range of
  Equity
  Securities in
  All Registered
  Investment
  Companies
  Overseen By
  Trustee in the
  AIM Funds
  Complex         Over $100,000(1)  Over $100,000(1)    Over $100,000    Over $100,000   Over $100,000(1)    Over $100,000
NAME OF FUND        MARTIN L.    PHILIP A.
(CLASS)              FLANAGAN      TAYLOR
------------      -------------  ---------

AIM CORE
  ALLOCATION
  PORTFOLIO
  SERIES
  Series C
  Series M
AIM EQUITY FUNDS
     AIM Capital
       Develop-
       ment Fund
     AIM Charter
       Fund
     AIM
       Constel-
       lation
       Fund
     AIM
       Diversi-
       fied
       Dividend
       Fund
     AIM Large
       Cap Basic
       Value
       Fund
     AIM Large
       Cap
       Growth
       Fund
AIM FUNDS GROUP
     AIM Basic
       Balanced
       Fund
     AIM
       European
       Small
       Company
       Fund
     AIM Global
       Value
       Fund
     AIM
       Interna-
       tional
       Small
       Company
       Fund
     AIM Mid Cap
       Basic
       Value
       Fund
     AIM Select
       Equity
       Fund
     AIM Small
       Cap
       Equity
       Fund
AIM GROWTH
  SERIES
     AIM Basic
       Value
       Fund
     AIM
       Conserva-
       tive
       Alloca-
       tion Fund
     AIM Global
       Equity
       Fund
     AIM Growth
       Alloca-
       tion Fund
     AIM Income
       Alloca-
       tion Fund
     AIM
       Indepen-
       dence Now
       Fund
     AIM
       Indepen-
       dence
       2010 Fund
     AIM
       Indepen-
       dence
       2020 Fund
     AIM
       Indepen-
       dence
       2030 Fund
     AIM
       Indepen-
       dence
       2040 Fund
     AIM
       Indepen-
       dence
       2050 Fund
     AIM
       Interna-
       tional
       Alloca-
       tion Fund
     AIM Mid Cap
       Core
       Equity
       Fund
     AIM
       Moderate
       Alloca-
       tion Fund
     AIM
       Moderate
       Growth
       Alloca-
       tion Fund
     AIM
       Moder-
       ately
       Conserva-
       tive
       Alloca-
       tion Fund
     AIM Small
       Cap
       Growth
       Fund
AIM INVESTMENT
  FUNDS
     AIM China
       Fund
     AIM
       Develop-
       ing
       Markets
       Fund
     AIM LIBOR
       Alpha
       Fund       Over $100,000
     AIM Global
       Health
       Care Fund
     AIM
       Interna-
       tional
       Total
       Return
       Fund
     AIM Japan
       Fund
     AIM Trimark
       Endeavor
       Fund
     AIM Trimark
       Fund
     AIM Trimark
       Small
       Companies
       Fund
AIM INVESTMENT
  SECURITIES
  FUNDS
     AIM Global
       Real
       Estate
       Fund
     AIM High
       Yield
       Fund
     AIM Income
       Fund
     AIM
       Interme-
       diate
       Govern-
       ment Fund
     AIM Limited
       Maturity
       Treasury
       Fund
     AIM Money
       Market
       Fund
     AIM
       Municipal
       Bond Fund
     AIM Real
       Estate
       Fund
     AIM Short
       Term Bond
       Fund
     AIM Total
       Return
       Bond Fund
AIM TAX-EXEMPT
  FUNDS
     AIM High
       Income
       Municipal
       Fund
     AIM Tax-
       Exempt
       Cash Fund
     AIM Tax-
       Free
       Interme-
       diate
       Fund
SHORT-TERM
  INVESTMENTS
  TRUST
     Government
       & Agency
       Portfolio
     Government
       TaxAd-
       vantage
       Portfolio
     Liquid
       Assets
       Portfolio
     STIC Prime
       Portfolio
     Treasury
       Portfolio
Aggregate Dollar
  Range of
  Equity
  Securities in
  All Registered
  Investment
  Companies
  Overseen By
  Trustee in the
  AIM Funds
  Complex         Over $100,000     None




--------

     (1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

AIM-PROXY-A

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR PROXY
                                          INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your proxy by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                  PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                            TO BE HELD FEBRUARY 29, 2008

SERIES C (THE "FUND")
AIM CORE ALLOCATION PORTFOLIO SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time,
and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED
"FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH PROPOSAL.

                                                                      NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                            (ARROW)          PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                             PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                   Dated ___________________


                                                                      --------------------------------------------------
                                                                      Signature(s) (if held jointly)   (SIGN IN THE BOX)
                                                                      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                      THIS PROXY CARD. All joint owners should sign.
                                                                      When signing as executor, administrator, attorney,
                                                                      trustee or guardian or as custodian for a minor,
                                                                      please give full title as such. If a corporation,
                                                                      limited liability company, or partnership, please
                                                                      sign in full entity name and indicate the signer's
                                                                      position with the entity.

(ARROW)                                                                            (ARROW)           AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                      (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]     (ARROW)
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                                                FOR     WITHHOLD      FOR ALL
                                                                                                ALL     AUTHORITY     EXCEPT*
1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                FOR ALL
     until his or her successor is elected and qualified:                                               NOMINEES

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock        0         0             0      1.
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor

----------
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

                                                                                                FOR     AGAINST       ABSTAIN

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of     0         0             0      2.
     the  Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;  INVESCO
     Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.;  Invesco Asset
     Management (Japan) Limited;  Invesco Australia Limited; Invesco Global Asset Management
     (N.A.), Inc.;  Invesco Hong Kong Limited;  Invesco Institutional (N.A.), Inc.; and
     Invesco Senior Secured Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would        0         0             0      3.
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                   PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                   AIM Inv "A" 07 - DH              (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR PROXY
                                          INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your proxy by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                  PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                            TO BE HELD FEBRUARY 29, 2008

SERIES M (THE "FUND")
AIM CORE ALLOCATION PORTFOLIO SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time,
and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED
"FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH PROPOSAL.

                                                                      NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                            (ARROW)          PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                             PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                   Dated ___________________


                                                                      --------------------------------------------------
                                                                      Signature(s) (if held jointly)   (SIGN IN THE BOX)
                                                                      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                      THIS PROXY CARD. All joint owners should sign.
                                                                      When signing as executor, administrator, attorney,
                                                                      trustee or guardian or as custodian for a minor,
                                                                      please give full title as such. If a corporation,
                                                                      limited liability company, or partnership, please
                                                                      sign in full entity name and indicate the signer's
                                                                      position with the entity.

(ARROW)                                                                            (ARROW)           AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                      (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]     (ARROW)
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                                                FOR     WITHHOLD      FOR ALL
                                                                                                ALL     AUTHORITY     EXCEPT*
1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                FOR ALL
     until his or her successor is elected and qualified:                                               NOMINEES

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock        0         0             0      1.
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor

----------
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

                                                                                                FOR     AGAINST       ABSTAIN

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of     0         0             0      2.
     the  Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;  INVESCO
     Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.;  Invesco Asset
     Management (Japan) Limited;  Invesco Australia Limited; Invesco Global Asset Management
     (N.A.), Inc.;  Invesco Hong Kong Limited;  Invesco Institutional (N.A.), Inc.; and
     Invesco Senior Secured Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would        0         0             0      3.
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                   PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                   AIM Inv "A" 07 - DH              (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM CAPITAL DEVELOPMENT FUND (THE "FUND")
AIM EQUITY FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM CHARTER FUND (THE "FUND")
AIM EQUITY FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM CONSTELLATION FUND (THE "FUND")
AIM EQUITY FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM DIVERSIFIED DIVIDEND FUND (THE "FUND")
AIM EQUITY FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM LARGE CAP BASIC VALUE FUND (THE "FUND")
AIM EQUITY FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM LARGE CAP GROWTH FUND (THE "FUND")
AIM EQUITY FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM BASIC BALANCED FUND (THE "FUND")
AIM FUNDS GROUP (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM EUROPEAN SMALL COMPANY FUND (THE "FUND")
AIM FUNDS GROUP (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GLOBAL VALUE FUND (THE "FUND")
AIM FUNDS GROUP (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INTERNATIONAL SMALL COMPANY FUND (THE "FUND")
AIM FUNDS GROUP (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MID CAP BASIC VALUE FUND (THE "FUND")
AIM FUNDS GROUP (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM SELECT EQUITY FUND (THE "FUND")
AIM FUNDS GROUP (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM SMALL CAP EQUITY FUND (THE "FUND")
AIM FUNDS GROUP (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM CHINA FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM DEVELOPING MARKETS FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GLOBAL HEALTH CARE FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INTERNATIONAL TOTAL RETURN FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM JAPAN FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM LIBOR ALPHA FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM TRIMARK ENDEAVOR FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM TRIMARK FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM TRIMARK SMALL COMPANIES FUND (THE "FUND")
AIM INVESTMENT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM BASIC VALUE FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM CONSERVATIVE ALLOCATION FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GLOBAL EQUITY FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GROWTH ALLOCATION FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INCOME ALLOCATION FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INDEPENDENCE NOW FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INDEPENDENCE 2010 FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INDEPENDENCE 2020 FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INDEPENDENCE 2030 FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INDEPENDENCE 2040 FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INDEPENDENCE 2050 FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INTERNATIONAL ALLOCATION FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MID CAP CORE EQUITY FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MODERATE ALLOCATION FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MODERATE GROWTH ALLOCATION FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MODERATELY CONSERV. ALLOCATION FD (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM SMALL CAP GROWTH FUND (THE "FUND")
AIM GROWTH SERIES (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM HIGH INCOME MUNICIPAL FUND (THE "FUND")
AIM TAX-EXEMPT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM TAX-EXEMPT CASH FUND (THE "FUND")
AIM TAX-EXEMPT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM TAX-FREE INTERMEDIATE FUND (THE "FUND")
AIM TAX-EXEMPT FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

GOVERNMENT & AGENCY PORTFOLIO (THE "FUND")
SHORT-TERM INVESTMENTS TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

GOVERNMENT TAXADVANTAGE PORTFOLIO (THE "FUND")
SHORT-TERM INVESTMENTS TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

LIQUID ASSETS PORTFOLIO (THE "FUND")
SHORT-TERM INVESTMENTS TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

STIC PRIME PORTFOLIO (THE "FUND")
SHORT-TERM INVESTMENTS TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

TREASURY PORTFOLIO (THE "FUND")
SHORT-TERM INVESTMENTS TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GLOBAL REAL ESTATE FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM HIGH YIELD FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INCOME FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INTERMEDIATE GOVERNMENT FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM LIMITED MATURITY TREASURY FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MONEY MARKET FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MUNICIPAL BOND FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM REAL ESTATE FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM SHORT TERM BOND FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                 MAIL:      Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM TOTAL RETURN BOND FUND (THE "FUND")
AIM INVESTMENT SECURITIES FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "A" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until            WITHHOLD
     his or her successor is elected and qualified:                                                      AUTHORITY
                                                                                                   FOR    FOR ALL    FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan  (10) Lewis F. Pennock       ALL    NOMINEES   EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling     (11) Larry Soll, Ph.D.      ---   ---------   -------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis  (12) Raymond Stickel, Jr.   [ ]      [ ]        [ ]     1.
                                                                       (13) Philip A. Taylor

________________________________________________________________________________________________
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the   FOR    AGAINST    ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset       ---   ---------   -------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management         [ ]      [ ]        [ ]     2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit   [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                AIM Inv "A" 07 - DH   (ARROW)